UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21731
                                                     ---------------------

                      Nuveen Equity Premium Advantage Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                 -------------------------------
                                                 Annual Report December 31, 2005
                                                 -------------------------------

                   Nuveen Investments
                   Exchange-Traded
                   Closed-End
                   Funds

          NUVEEN
  EQUITY PREMIUM
     INCOME FUND
             JPZ

          NUVEEN
  EQUITY PREMIUM
OPPORTUNITY FUND
             JSN

          NUVEEN
  EQUITY PREMIUM
  ADVANTAGE FUND
             JLA

          NUVEEN
  EQUITY PREMIUM
 AND GROWTH FUND
             JPG

                   ATTRACTIVE MONTHLY
                   DISTRIBUTIONS AND
                   A MEASURE OF DOWNSIDE
                   PROTECTION FROM AN
                   INTEGRATED INDEX OPTION
                   AND EQUITY STRATEGY

                                                                       [LOGO]
                                                                  NUVEEN
                                                                     Investments

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                                                                  NUVEEN
                                                                     Investments

[PHOTO OMITTED]

Timothy R. Schwertfeger
   Chairman of the Board

      Chairman's
            Letter to Shareholders

      I am very pleased to report that for the year ended December 31, 2005, the Funds continued to provide you with attractive monthly distributions generated by an index-option-based strategy designed to provide attractive returns and mitigate risk over the long term. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

      In addition, on behalf of all of us at Nuveen Investments, I'd like to use this first shareholder report of the Nuveen Equity Premium and Growth Fund
      (JPG) to welcome each of you to the growing family of Nuveen investors. We're pleased and proud that you have chosen Nuveen Investments as a part of your investment program.

"At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives."

      Because JSN, JLA and JPG all came to market during the course of 2005, this "annual" report covers less than a full year of these Funds' operations. While it's too early to make long-term observations about any of the Funds in this report, we do believe they are off to good starts and we are working to position them to meet their objectives.

      As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy - just follow the step-by-step instructions.

      As we noted in our last shareholder report, The St. Paul Travelers Companies, Inc., which had owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), had sold a substantial portion of its stake in Nuveen. Since then, St. Paul has sold the balance of its shares to Nuveen Investments or to others. Please be assured that these transactions only affected Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

      Sincerely,

      /s/ Timothy R. Schwertfeger

      Timothy R. Schwertfeger
      Chairman of the Board

      February 15, 2006

Nuveen Investments Exchange-Traded Closed-End Funds
(JPZ, JSN, JLA, JPG)

Portfolio Managers'
      Comments

These Funds feature portfolio management by Gateway Investment Advisers, L.P. (Gateway). J. Patrick Rogers and Kenneth H. Toft are the portfolio managers at Gateway responsible for investing the Funds' assets. Patrick joined Gateway in 1989. He has been President and a Director of Gateway since 1995 and is the firm's Chief Executive Officer. Ken joined Gateway in 1992 and has been Vice President and Portfolio Manager since 1997. Here Patrick and Ken talk about their management strategy and the performance of the Funds for the periods ended December 31, 2005.

What were the general economic conditions and market trends over the course of 2005?

The year 2005 witnessed a mixed bag of positive and negative stimuli, prompting a number of challenges for the financial markets. Despite excellent corporate profits, robust economic growth, solid job creation and significant improvement in corporate balance sheets, investors also were forced to consider the impact of large budget deficits, devastating hurricanes, surging energy prices, rising interest rates and the ongoing hostilities in Iraq. This held investor enthusiasm in check, causing capital to remain on the sidelines and limiting the equity markets to a fairly narrow trading range. The S&P 500 Index delivered a total return of 4.91% for the year, while the NASDAQ-100 Index returned 1.90%.

The low level of market volatility that existed at the end of 2004 fell even further by the end of 2005. The CBOE Volatility Index (VIX), a key gauge of equity option pricing, was near the low end of its historical range throughout the year and stood at 12.07 as of December 31, 2005. With investor behavior subdued by contradictory news events and economic indicators, the VIX has spent much of the last two years at its lowest values in almost a decade. Since greater market volatility generally leads to higher option prices, the cash flows available from index call premiums over this period of low volatility were commensurately low as well. However, the reduced volatility did lower the costs associated with index put protection obtained by the Funds.

What was your overall management strategy for the periods ended December 31, 2005?

Each of these Funds employs an integrated, index-option-based investment strategy.

JPZ invests its assets in a well-diversified portfolio designed to substantially replicate the price movement of the S&P 500 Index. The Fund sells near-to and at-the-money S&P 500 Index call options on the entire value of its equity portfolio to generate additional cash flow, and buys out-of-the-money S&P 500 Index put options to provide a measure of downside protection in a rapidly declining equity market.

JSN invests its assets in a well-diversified portfolio designed to substantially replicate the weighted average price movement of the S&P 500 Index and the NASDAQ-100 Index, based on a weighting of approximately 75% S&P 500 and 25% NASDAQ-100. The Fund sells near-to and at-the-money S&P 500 and NASDAQ-100 call options in the same proportionate weightings and in an amount roughly equal to the entire value of its equity portfolio to generate additional cash flow. The Fund also buys out-of-the-money S&P 500 and NASDAQ-100 put options in a 75%-25% weighting to provide a measure of downside protection in a rapidly declining equity market.

JLA invests its assets in a well-diversified portfolio designed to substantially replicate the weighted average price movement of the S&P 500 Index and the NASDAQ-100 Index, based on an approximate 50%-50% weighting. The Fund sells near-to and at-the-money S&P 500 and NASDAQ-100 call options in the same proportionate weightings and in an amount roughly equal to the entire value of its equity portfolio to generate additional cash flow. The Fund also buys out-of-the-money S&P 500 and NASDAQ-100 put options in a 50%-50% weighting to provide a measure of downside protection in a rapidly declining equity market.

JPG invests its assets in a portfolio a well-diversified portfolio designed to substantially replicate the price movement of the S&P 500 Index. The Fund sells near-to and at-the-money S&P 500 Index call options on approximately 80% value of its equity portfolio to generate additional cash flow, and buys out-of-the-money S&P 500 Index put options covering about 80% of the value of its equity portfolio to provide a measure of downside protection in a rapidly declining equity market.

By selling index call options, each Fund receives steady cash flows from option premiums in exchange for relinquishing most of the future (and uncertain) upside potential of its equity portfolio. Each Fund seeks to optimize the cash flows earned from selling index call options, which serve as the Fund's primary source of return.

To reduce downside exposure, each Fund also buys index put options to protect against a significant market decline over a short period of time. The value of an index put option generally rises as the underlying stock prices decline. The Funds seeks the most cost-effective protection available from index put options, which serve as a key component in reducing the overall net asset value volatility of the Funds.

Each Fund's diversified common stock portfolio is constructed to provide support for each particular Fund's index option strategy by minimizing the predicted difference between the performance of the stock portfolio and that of the index or indexes underlying the Fund's option positions while also considering other factors, such as projected dividend yield.

The total return on net asset value of each Fund over a given time period comes from a combination of any changes in market value of the Fund's equity portfolio, the dividends received from the Fund's common stock portfolio, the premiums earned from selling index call options, the cost of purchasing index put options, any changes in the value of the Fund's index option positions as the values of the underlying indexes change, and the operating expenses of the Fund.

During 2005, each Fund steadily earned premium cash flows (at below-normal historical levels) and dividend income (at slightly above target index yield levels). Throughout the year, each Fund was fully positioned (80% in the case of
JPG) with both index call and put options. The assets of JPG were fully invested in its index-options-based strategy by the end of 2005.

How did the Funds perform over the period?

The performance of JPZ, JSN and JLA, as well as the performance of comparative indexes or benchmarks, is shown in the nearby chart. JPG, which was introduced in November 2005, did not have meaningful performance to report as of December 31, 2005. We look forward to discussing the performance of this Fund in the next shareholder report.

Cumulative Total Return on Net Asset Value

For the periods ended December 31, 2005

                                       1-Year or Since inception
--------------------------------------------------------------------------------
JPZ                                                     4.88%
--------------------------------------------------------------------------------
S&P 500 Index(1)                                        4.91%
--------------------------------------------------------------------------------

JSN (inception 1/26/05)                                 5.65%
--------------------------------------------------------------------------------
Comparative benchmark(2)                                7.78%
--------------------------------------------------------------------------------

JLA (inception 5/25/05)                                 3.43%
--------------------------------------------------------------------------------
Comparative benchmark(3)                                6.32%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

For more information, please see the individual Performance Overview pages in this report.

JPZ performed in line with the S&P 500 Index, while JSN and JLA each underperformed their comparative benchmarks over their respective reporting periods. While these equity index benchmarks provide a simple context for assessing the Funds' returns over the various periods, they are not intended to serve as comprehensive yardsticks for measuring the Funds' investment success. Each Fund uses an index-option-based strategy to generate income and manage risk in ways that are not present in the index or index-blend returns. For example, return totals do not measure the intra-period volatility of those returns, something the Funds' index-option strategy is designed to smooth. Standard deviation (a measure of the variability of period to period change) is one way to measure this volatility. Over the course of this reporting period, JPZ showed a monthly return standard deviation of 0.91%, compared with 2.29% for the S&P 500 Index. Similarly, JSN's return had a monthly standard deviation of 1.16% compared with 2.81% for its benchmark, and JLA has a 0.74% monthly return standard deviation compared with 3.15% for its

(1) The S&P 500 Stock Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. Index returns to not include the effects of any sales charges or management fees. Individuals cannot invest directly in an index.

(2)   JSN comparative benchmark performance is a blended return consisting of:
      1) 75% of the return of the S&P 500 Index, and 2) 25% of the NASDAQ-100 Index, which includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

(3)   JLA comparative benchmark performance is a blended return consisting of:
      1) 50% of the return of the S&P 500 Index, and 2) 50% of the NASDAQ-100 Index.

benchmark. In addition, the Funds' returns are reduced by management fees and operating expenses, which the indexes do not have. As a result, the Funds should not be expected to closely track these benchmarks over most shorter-term time periods.

The returns of the Funds benefited from, or were constrained by, a variety of factors over the course of 2005. Among the primary factors affecting each Fund were the overall performance and volatility of the equity and bond markets.

During the first quarter, an improving geopolitical atmosphere was tempered by fears of escalating interest rates and rapidly rising oil prices. This environment caused both stocks and bonds to suffer losses with the S&P 500 Index down 2.15% and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index down 0.87%. The choppy markets helped JPZ and JSN Fund create value, since the net premium cash inflows from their index-option-based risk management strategy mitigated some of the effects of the stock market decline while exposing shareholders to significantly less risk.

Early in the second quarter, corporate earnings news and the direction of the economy remained positive on balance; however, investors continued to show concerns over the level of earnings, the pace of economic growth and the potential resurgence of inflation. In May and June, investors generally responded favorably to the Federal Reserve Board's strong stance against inflation and to the continuing flow of moderately encouraging economic news. During the quarter, and indeed throughout the entire year, each Fund continued to receive more net cash flows from option sales than it paid to provide a measure of protection against declining stock values.

Devastation from catastrophic hurricanes in September dominated the news in the third quarter. A sharp equity market rally in July faded noticeably in August and September. Each Fund's index-option-based strategy was successful in helping to reduce the Fund's risk exposure over this period, but it did limit the ability of the Fund to benefit from July's market rally. After the immediate effects of the hurricanes, investors shifted their focus to the ongoing impacts of higher energy prices, additional government borrowing and widespread supply chain disruptions. Despite the uncertainties and intra-period fluctuation, the VIX ended the quarter virtually unchanged. Even in the face of this low overall volatility, index option premiums remained well above representative long-term rates on bonds without the associated sensitivity to interest rate fluctuations.

After an October sell-off, robust economic growth, accompanied by advancing corporate profits and falling oil prices, motivated investors in November. However, in December, even reasonably strong Christmas sales and the further stabilization of oil prices could not maintain the momentum. However, the Funds continued to earn modest option premiums in the low-volatility market environment that characterized the fourth quarter and much of the year.

Distribution and Share Price
      Information

Each Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. JPZ, JSN and JLA each paid steady monthly distributions over the course of the year or since their inceptions in 2005. (JPG did not declare its first monthly distribution until after the end of this reporting period.)

Under its managed distribution policy, each Fund pays monthly distributions that are derived from a variety of sources for income tax reporting purposes. These include ordinary income, net realized capital gains, and, under certain circumstances, a return of capital. Every month for tax purposes, the Fund prepares an estimate of the sources of that month's distribution, and then posts that estimate on the Nuveen Funds' website at www.nuveen.com/etf.

The final determination of the tax characteristics of all of a calendar year's distributions are made after December 31 each year, and this information is then reported on Form 1099-DIV early in the following year. The final characterization of distributions may vary from the estimates provided monthly throughout the course of the year. In addition, these final tax characteristics of distributions likely will vary from the sources identified in the financial statements contained in this report, because the rules governing determination of tax characteristics of distributions differ in many respects from generally accepted accounting principles.

At the end of 2005, approximately 10%-25% of each Fund's distribution represented ordinary income, which is derived from dividends received on the Fund's stock portfolio, net of Fund expenses. The remaining 75%-90% of each Fund's distribution was comprised of net realized capital gains and/or a return of capital.

Each Funds' strategy involves selling index call options on a broadly diversified stock portfolio that is designed to closely replicate the returns of one or more indexes. When stock prices go up, the Fund's net return on its options positions generally declines (and can be negative even in an only modestly favorable stock market), but this decline is normally at least partially offset by price gains (appreciation) on the fund's stock portfolio.

The Fund's net gains or losses on its options positions (both realized and unrealized) are required for tax purposes to be treated as realized as of the Fund's tax year end (December 31), but the offsetting portfolio price gains may be realized or unrealized, depending on whether the Fund has sold or continues to hold the appreciated stocks.

As a result, some of the Funds' overall returns in a given year may represent the amount by which such unrealized gains (from appreciated but unsold stock positions) exceeds the net realized option position loss. The portion of a fund's annual distributions deemed payable from these net unrealized gains will generally be treated as a non-taxable distribution (return of capital) for tax purposes. Additionally, any amount by which the year's distributions have exceeded the fund's total returns may also be treated as a non-taxable distribution (return of capital).

At the end of the reporting period, the Funds' share prices were trading at discounts to their NAVs, as shown in the accompanying chart:

                     12/31/05            12-Month or Since Inception
                     Discount            Average Premium
--------------------------------------------------------------------------------
JPZ                   -5.95%                         +5.28%
--------------------------------------------------------------------------------
JSN                   -6.81%                         +3.05%
--------------------------------------------------------------------------------
JLA                   -6.79%                         +2.47%
--------------------------------------------------------------------------------
JPG                   -9.40%                         +0.74%
--------------------------------------------------------------------------------

For much of the period covered by this report, the Fund's were trading at premiums to their net asset value, as can be seen from their average premiums over the full 12-months or from inception. The price declines sustained by all of the Funds in late 2005 (see the price charts on the following Performance Overview pages) led to the discounts as of December 31, 2005.

Nuveen Equity Premium Income Fund
JPZ

Performance
      Overview As of December 31, 2005

Fund Snapshot
--------------------------------------------------------------------------------
Share Price                                                              $17.38
--------------------------------------------------------------------------------
Net Asset Value                                                          $18.48
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.95%
--------------------------------------------------------------------------------
Market Yield(1)                                                            9.80%
--------------------------------------------------------------------------------
Net Assets ($000)                                                      $708,049
--------------------------------------------------------------------------------

Average Annual Total Return
(Inception 10/26/04)
--------------------------------------------------------------------------------
                                     On Share Price              On NAV
--------------------------------------------------------------------------------
1-Year                                   -6.12%                   4.88%
--------------------------------------------------------------------------------
Since
Inception                                -3.60%                   5.59%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Pharmaceuticals                                                             7.8%
--------------------------------------------------------------------------------
Commercial Banks                                                            6.7%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 6.1%
--------------------------------------------------------------------------------
Diversified Financial Services                                              5.8%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    5.2%
--------------------------------------------------------------------------------
Diversified Telecommunication
  Services                                                                  3.8%
--------------------------------------------------------------------------------
Insurance                                                                   3.7%
--------------------------------------------------------------------------------
Software                                                                    3.6%
--------------------------------------------------------------------------------
Semiconductors & Equipment                                                  3.6%
--------------------------------------------------------------------------------
Chemicals                                                                   3.2%
--------------------------------------------------------------------------------
Specialty Retail                                                            3.1%
--------------------------------------------------------------------------------
Tobacco                                                                     2.9%
--------------------------------------------------------------------------------
Real Estate                                                                 2.4%
--------------------------------------------------------------------------------
Computers & Peripherals                                                     2.2%
--------------------------------------------------------------------------------
Household Products                                                          2.2%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         2.1%
--------------------------------------------------------------------------------
Communications Equipment                                                    2.1%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 2.1%
--------------------------------------------------------------------------------
Capital Markets                                                             2.0%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            1.8%
--------------------------------------------------------------------------------
Machinery                                                                   1.7%
--------------------------------------------------------------------------------
Commercial Services & Supplies                                              1.6%
--------------------------------------------------------------------------------
Put Options                                                                 0.2%
--------------------------------------------------------------------------------
Short-Term Investments                                                      5.3%
--------------------------------------------------------------------------------
Other                                                                      18.8%
--------------------------------------------------------------------------------

Portfolio Allocation
(as a % of total investments)

------------------------------------------
Common Stocks                        94.5%
------------------------------------------
Put Options                           0.2%            [PIE CHART]
------------------------------------------
Short-Term Investments                5.3%

2005 Monthly Distributions Per Share

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

2005 Monthly Distributions Per Share

       Jan               0.142
       Feb               0.142
       Mar               0.142
       Apr               0.142
       May               0.142
       Jun               0.142
       Jul               0.142
       Aug               0.142
       Sep               0.142
       Oct               0.142
       Nov               0.142
       Dec               0.142

Share Price Performance

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

Share Price Performance

                  Weekly Closing Price

       01/01/05           20.08
                          20.13
                          20.24
                           20.2
                           20.2
                           20.2
                          20.27
                          20.15
                          20.18
                           20.3
                          20.34
                          20.26
                          20.25
                          20.25
                          20.35
                          20.24
                           20.2
                          20.33
                           20.3
                          20.28
                           20.4
                          20.45
                          20.46
                           20.5
                           20.6
                          20.62
                           20.6
                          20.74
                          20.75
                          20.65
                          20.69
                          20.71
                          20.65
                          20.68
                           20.4
                          20.59
                          20.73
                           20.8
                          20.85
                          20.97
                          20.87
                          20.81
                          20.88
                          20.84
                          20.83
                          20.66
                          20.64
                          20.43
                           20.5
                          20.33
                          20.12
                          20.18
                           20.2
                          20.06
                          19.85
                          19.95
                          19.85
                          19.84
                          19.65
                          19.82
                          19.93
                          19.87
                           19.9
                          20.06
                          20.08
                          20.15
                          20.12
                           20.1
                          20.12
                          19.92
                          19.85
                          19.94
                          19.82
                          19.93
                          19.89
                          19.93
                          19.85
                          19.83
                          19.85
                          19.91
                          19.82
                          19.98
                          19.98
                          19.95
                          19.98
                          20.02
                          20.08
                          20.15
                          20.18
                          20.16
                          19.99
                          19.98
                          20.15
                          20.08
                          20.05
                          20.08
                          20.09
                          20.08
                          20.05
                             20
                          19.94
                          20.04
                          20.05
                          20.09
                          20.14
                          20.17
                          20.14
                          20.22
                          20.31
                           20.4
                           20.3
                          20.41
                          20.23
                          20.11
                          20.07
                          20.12
                          20.24
                          20.09
                          20.11
                          20.08
                          20.02
                          20.09
                          20.09
                           20.1
                          20.22
                          20.25
                          20.25
                          20.27
                          20.38
                          20.49
                          20.49
                          20.45
                          20.66
                          20.52
                          20.58
                          20.61
                          20.64
                          20.69
                          20.67
                          20.55
                          20.59
                          20.54
                          20.48
                          20.51
                          20.48
                          20.44
                          20.44
                          20.44
                          20.57
                          20.64
                          20.57
                          20.65
                          20.68
                          20.69
                          20.74
                          20.57
                          20.55
                          20.51
                          20.48
                          20.47
                          20.56
                           20.4
                          20.32
                          20.42
                           20.3
                          20.37
                          20.38
                           20.4
                          20.45
                          20.45
                          20.42
                           20.5
                          20.57
                          20.53
                          20.48
                           20.5
                           20.6
                           20.5
                          20.34
                          20.08
                          20.21
                           20.1
                          20.09
                          20.04
                          19.98
                          20.04
                          19.89
                          19.51
                          19.52
                          19.59
                          19.88
                             20
                          20.02
                          20.05
                          20.05
                          20.15
                          20.13
                           20.1
                          19.94
                          19.83
                          19.81
                           19.8
                          19.65
                          19.57
                          19.36
                          19.46
                          19.52
                          19.54
                          19.39
                          19.28
                          19.26
                           19.2
                          19.08
                             19
                           19.2
                          19.29
                          19.35
                          19.35
                           19.2
                          18.96
                           18.9
                          18.79
                           18.7
                          18.74
                          18.66
                          18.47
                          18.16
                          17.97
                          17.99
                           18.5
                          18.12
                          18.08
                          18.27
                          18.05
                          17.76
                          17.99
                          18.11
                          17.85
                          17.65
                          17.46
                          17.32
                          16.79
                          16.89
                          17.04
                          17.01
                          16.96
                          16.95
                          16.65
                          16.89
                          16.94
                          16.66
                          16.63
                          17.05
                          17.38
       12/31/05           17.38

Past performance is not predictive of future results.

(1) Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Nuveen Equity Premium Opportunity Fund
JSN

Performance
      Overview As of December 31, 2005

Portfolio Allocation
(as a % of total investments)

------------------------------------------
Common Stocks                        94.9%
------------------------------------------
Put Options                           0.2%            [PIE CHART]
------------------------------------------
Short-Term Investments                4.9%

2005 Monthly Distributions Per Share

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

       Mar             0.148
       Apr             0.148
       May             0.148
       Jun             0.148
       Jul             0.148
       Aug             0.148
       Sep             0.148
       Oct             0.148
       Nov             0.148
       Dec             0.148

Share Price Performance

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  Weekly Closing Price

       01/26/05            20
                        20.28
                        20.14
                         20.1
                         20.1
                        20.22
                        20.22
                        20.25
                        20.35
                        20.35
                         20.4
                        20.39
                        20.36
                        20.28
                        20.25
                         20.3
                        20.25
                        20.02
                        20.03
                         20.1
                        20.05
                        20.07
                        20.04
                           20
                        20.02
                        20.01
                        20.14
                        20.11
                        20.15
                        19.99
                        19.78
                        19.88
                        19.89
                        19.81
                        19.77
                        19.72
                        19.62
                        19.55
                         19.7
                        19.45
                        19.25
                        19.19
                        19.34
                        19.49
                        19.35
                        19.51
                         19.6
                        19.66
                        19.84
                        19.73
                         19.7
                        19.77
                        19.58
                        19.54
                        19.29
                        19.54
                        19.48
                        19.37
                        19.55
                        19.45
                        19.45
                        19.45
                        19.38
                         19.3
                         19.4
                         19.4
                        19.39
                        19.38
                        19.54
                        19.58
                        19.65
                        19.68
                        19.68
                        19.48
                        19.47
                        19.42
                        19.43
                        19.38
                         19.4
                        19.58
                        19.55
                        19.48
                        19.49
                        19.49
                        19.55
                         19.6
                        19.68
                        19.68
                        19.73
                        19.74
                        19.69
                        19.69
                        19.78
                        19.76
                        19.86
                        19.71
                        19.69
                        19.77
                        19.83
                        19.83
                        19.79
                        19.73
                        19.73
                        19.75
                         19.6
                        19.53
                        19.59
                        19.57
                        19.73
                        19.74
                         19.9
                        19.91
                        19.89
                        19.93
                        20.01
                        20.02
                        19.98
                        19.97
                        19.97
                         19.9
                         19.9
                        19.99
                        19.94
                        19.97
                        19.92
                        19.87
                        19.85
                        19.85
                        19.95
                        19.95
                        19.95
                        19.97
                        19.95
                           20
                        19.99
                           20
                        19.98
                        20.02
                        19.96
                        19.98
                         19.9
                        19.93
                        19.85
                        19.83
                        19.75
                        19.78
                         19.8
                        19.71
                        19.68
                         19.8
                        19.74
                        19.68
                        19.77
                        19.89
                        19.92
                        19.91
                        19.92
                        19.95
                        19.94
                        19.99
                        19.88
                        19.78
                         19.8
                        19.86
                        19.76
                         19.8
                        19.68
                        19.59
                        19.53
                        19.26
                        18.86
                        18.95
                        19.07
                        19.46
                        19.72
                        19.73
                        19.81
                        19.75
                        19.79
                        19.67
                        19.78
                        19.54
                        19.47
                         19.5
                         19.5
                        19.37
                         19.2
                        19.17
                        19.19
                        19.33
                        19.29
                        19.14
                        18.95
                        19.11
                        19.24
                        19.26
                        19.24
                        19.35
                        19.44
                        19.39
                        19.44
                        19.47
                        19.24
                        19.16
                        19.06
                        19.25
                        19.06
                        18.96
                        18.83
                        18.55
                         17.8
                        18.07
                        18.31
                        18.25
                        18.17
                        18.24
                        18.38
                         18.2
                        18.07
                        17.99
                        17.78
                        17.65
                        17.67
                         17.5
                        17.04
                        17.16
                        17.21
                        17.36
                        17.11
                        17.05
                        16.88
                        17.07
                        16.99
                        16.89
                        16.89
                        17.04
                        17.39
       12/31/05         17.39

Past performance is not predictive of future results.

(1) Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Fund Snapshot
--------------------------------------------------------------------------------
Share Price                                                              $17.39
--------------------------------------------------------------------------------
Net Asset Value                                                          $18.66
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.81%
--------------------------------------------------------------------------------
Market Yield(1)                                                           10.21%
--------------------------------------------------------------------------------
Net Assets ($000)                                                    $1,225,535
--------------------------------------------------------------------------------

Cumulative Total Return
(Inception 1/26/05)
--------------------------------------------------------------------------------
                                     On Share Price              On NAV
--------------------------------------------------------------------------------
Since
Inception                                -5.90%                   5.65%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Pharmaceuticals                                                             6.7%
--------------------------------------------------------------------------------
Software                                                                    6.6%
--------------------------------------------------------------------------------
Semiconductors & Equipment                                                  5.8%
--------------------------------------------------------------------------------
Computers & Peripherals                                                     4.8%
--------------------------------------------------------------------------------
Communications Equipment                                                    4.7%
--------------------------------------------------------------------------------
Diversified Financial Services                                              4.6%
--------------------------------------------------------------------------------
Commercial Banks                                                            4.6%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 4.5%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    3.8%
--------------------------------------------------------------------------------
Diversified Telecommunication
   Services                                                                 2.9%
--------------------------------------------------------------------------------
Biotechnology                                                               2.8%
--------------------------------------------------------------------------------
Insurance                                                                   2.8%
--------------------------------------------------------------------------------
Specialty Retail                                                            2.4%
--------------------------------------------------------------------------------
Internet Software & Services                                                2.4%
--------------------------------------------------------------------------------
Media                                                                       2.2%
--------------------------------------------------------------------------------
Commercial Services & Supplies                                              2.1%
--------------------------------------------------------------------------------
Tobacco                                                                     1.9%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         1.9%
--------------------------------------------------------------------------------
Capital Markets                                                             1.7%
--------------------------------------------------------------------------------
Real Estate                                                                 1.7%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 1.7%
--------------------------------------------------------------------------------
Chemicals                                                                   1.7%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            1.6%
--------------------------------------------------------------------------------
Put Options                                                                 0.2%
--------------------------------------------------------------------------------
Short-Term Investments                                                      4.9%
--------------------------------------------------------------------------------
Other                                                                      19.0%
--------------------------------------------------------------------------------

Nuveen Equity Premium Advantage Fund
JLA

Performance
     Overview As of December 31, 2005

Fund Snapshot
--------------------------------------------------------------------------------
Share Price                                                              $17.56
--------------------------------------------------------------------------------
Net Asset Value                                                          $18.84
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.79%
--------------------------------------------------------------------------------
Market Yield(1)                                                           10.32%
--------------------------------------------------------------------------------
Net Assets ($000)                                                      $482,979
--------------------------------------------------------------------------------

Cumulative Total Return
(Inception 5/25/05)
--------------------------------------------------------------------------------
                                     On Share Price              On NAV
--------------------------------------------------------------------------------
Since
Inception                                -7.87%                   3.43%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Software                                                                    9.8%
--------------------------------------------------------------------------------
Semiconductors & Equipment                                                  7.9%
--------------------------------------------------------------------------------
Communications Equipment                                                    6.7%
--------------------------------------------------------------------------------
Computers & Peripherals                                                     6.5%
--------------------------------------------------------------------------------
Biotechnology                                                               5.3%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             4.3%
--------------------------------------------------------------------------------
Commercial Banks                                                            3.6%
--------------------------------------------------------------------------------
Media                                                                       3.6%
--------------------------------------------------------------------------------
Internet Software & Services                                                3.2%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 3.1%
--------------------------------------------------------------------------------
Commercial Services & Supplies                                              3.1%
--------------------------------------------------------------------------------
Diversified Financial Services                                              2.8%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    2.7%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               2.2%
--------------------------------------------------------------------------------
Diversified Telecommunication
   Services                                                                 2.1%
--------------------------------------------------------------------------------
Insurance                                                                   2.1%
--------------------------------------------------------------------------------
Specialty Retail                                                            1.6%
--------------------------------------------------------------------------------
Food & Staples Retailing                                                    1.5%
--------------------------------------------------------------------------------
Health Care Equipment & Supplies                                            1.4%
--------------------------------------------------------------------------------
Capital Markets                                                             1.4%
--------------------------------------------------------------------------------
Multiline Retail                                                            1.4%
--------------------------------------------------------------------------------
Put Options                                                                 0.2%
--------------------------------------------------------------------------------
Short-Term Investments                                                      3.7%
--------------------------------------------------------------------------------
Other                                                                      19.8%
--------------------------------------------------------------------------------

Portfolio Allocation
(as a % of total investments)

------------------------------------------
Common Stocks                        96.1%
------------------------------------------
Put Options                           0.2%            [PIE CHART]
------------------------------------------
Short-Term Investments                3.7%

2005 Monthly Distributions Per Share

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


Jul                      0.151
Aug                      0.151
Sep                      0.151
Oct                      0.151
Nov                      0.151
Dec                      0.151

Share Price Performance

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  Weekly Closing Price
       05/25/05             20
                            20
                            20
                         20.02
                         20.01
                            20
                         20.01
                         20.01
                         20.01
                            20
                            20
                         20.01
                            20
                         20.01
                         20.01
                         20.01
                            20
                         20.01
                         20.01
                         20.01
                            20
                            20
                            20
                         19.86
                         19.71
                         19.72
                         19.73
                         19.75
                          19.9
                         19.85
                         19.95
                            20
                         19.97
                         20.06
                         19.95
                            20
                            20
                         20.01
                            20
                         20.01
                         19.95
                         19.99
                          19.9
                         19.91
                         20.03
                         20.04
                         20.07
                         20.07
                         20.01
                         19.97
                            20
                         20.08
                         20.09
                         20.11
                         20.12
                         20.16
                         20.02
                            20
                         20.08
                         20.09
                          20.2
                         20.19
                         20.07
                         20.02
                         20.06
                         20.16
                         20.13
                         20.04
                         20.08
                         20.06
                         20.03
                            20
                         20.18
                          20.1
                         20.12
                         20.15
                         20.34
                         20.35
                          20.1
                         20.12
                         20.06
                          20.1
                         20.07
                         20.08
                         20.02
                         20.01
                         19.91
                         19.63
                          19.6
                         19.56
                         19.68
                         19.76
                         19.87
                         19.83
                         19.78
                         19.89
                         19.87
                         19.84
                         19.93
                         19.97
                         19.76
                         19.92
                         19.77
                         19.66
                         19.78
                         19.66
                         19.35
                         19.32
                         19.35
                         19.35
                          19.3
                         19.43
                          19.5
                          19.2
                         19.22
                          19.3
                         19.39
                         19.51
                         19.51
                          19.5
                         19.18
                         19.18
                          18.9
                         19.02
                         19.15
                         19.15
                         18.99
                          18.4
                         18.09
                         18.25
                         18.52
                          18.6
                         18.52
                         18.65
                         18.78
                         18.82
                         18.76
                         18.68
                          18.4
                         18.45
                         18.42
                          18.2
                         17.55
                         17.78
                         17.61
                         17.58
                         17.16
                         17.12
                         16.88
                         17.25
                         17.45
                         17.44
                         17.25
                         17.39
                         17.56
       12/31/05          17.56

Past performance is not predictive of future results.

(1) Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Nuveen Equity Premium and Growth Fund
JPG

Performance
     Overview As of December 31, 2005

Portfolio Allocation
(as a % of total investments)

------------------------------------------
Common Stocks                        94.5%
------------------------------------------
Put Options                           0.2%            [PIE CHART]
------------------------------------------
Short-Term Investments                5.3%

Share Price Performance

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  Weekly Closing Price
       11/22/05           20
                          20
                          20
                          20
                       20.01
                          20
                          20
                          20
                          20
                          20
                          20
                          20
                          20
                          20
                          20
                          20
                          20
                          20
                        19.6
                          18
                       17.31
                       17.45
                       17.27
                       17.07
                        17.1
                       17.25
       12/31/05        17.25

Past performance is not predictive of future results.

Fund Snapshot
--------------------------------------------------------------------------------
Share Price                                                              $17.25
--------------------------------------------------------------------------------
Net Asset Value                                                          $19.04
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -9.40%
--------------------------------------------------------------------------------
Net Assets ($000)                                                      $314,202
--------------------------------------------------------------------------------

Cumulative Total Return
(Inception 11/22/05)
--------------------------------------------------------------------------------
                                     On Share Price              On NAV
--------------------------------------------------------------------------------
Since
Inception                                -13.75%                 -0.31%
--------------------------------------------------------------------------------

Industries
(as a % of total investments)
--------------------------------------------------------------------------------
Commercial Banks                                                            8.4%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             8.4%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 6.8%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    5.3%
--------------------------------------------------------------------------------
Diversified Financial Services                                              4.3%
--------------------------------------------------------------------------------
Insurance                                                                   4.0%
--------------------------------------------------------------------------------
Diversified Telecommunication
  Services                                                                  4.0%
--------------------------------------------------------------------------------
Real Estate                                                                 3.7%
--------------------------------------------------------------------------------
Semiconductors & Equipment                                                  3.5%
--------------------------------------------------------------------------------
Software                                                                    3.3%
--------------------------------------------------------------------------------
Tobacco                                                                     2.8%
--------------------------------------------------------------------------------
Chemicals                                                                   2.6%
--------------------------------------------------------------------------------
Specialty Retail                                                            2.3%
--------------------------------------------------------------------------------
Gas Utilities                                                               2.2%
--------------------------------------------------------------------------------
Computers & Peripherals                                                     2.2%
--------------------------------------------------------------------------------
Household Products                                                          2.1%
--------------------------------------------------------------------------------
Metals & Mining                                                             1.8%
--------------------------------------------------------------------------------
Communications Equipment                                                    1.8%
--------------------------------------------------------------------------------
Internet Software & Services                                                1.7%
--------------------------------------------------------------------------------
Electric Utilities                                                          1.4%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 1.3%
--------------------------------------------------------------------------------
Food & Staples Retailing                                                    1.3%
--------------------------------------------------------------------------------
Put Options                                                                 0.2%
--------------------------------------------------------------------------------
Short-Term Investments                                                      5.3%
--------------------------------------------------------------------------------
Other                                                                      19.3%
--------------------------------------------------------------------------------

Shareholder
     Meeting Report

Approval of the new investment management agreement and sub-advisory agreements were the proposals voted upon at the July 26, 2005, shareholder meeting held at The Northern Trust Bank.

Approval of the Board Members was the proposal voted upon at the November 15, 2005, shareholder meeting held at the offices of Nuveen Investments.

                                                                                  JPZ              JSN
----------------------------------------------------------------------------------------------------------
Approval of the new investment management agreement was
reached as follows:
                                                                                   Common           Common
                                                                                   shares           shares
==========================================================================================================
   For                                                                         36,381,199       63,224,714
   Against                                                                        248,647          376,894
   Abstain                                                                        273,878          447,873
----------------------------------------------------------------------------------------------------------
   Total                                                                       36,903,724       64,049,481
==========================================================================================================

Approval of the new sub-advisory agreement between Nuveen Asset
Management and Gateway Investment Advisers, L.P. was reached as follows:

                                                                                   Common           Common
                                                                                   shares           shares
==========================================================================================================
   For                                                                         36,380,231       63,233,204
   Against                                                                        237,798          371,242
   Abstain                                                                        285,695          445,035
----------------------------------------------------------------------------------------------------------
  Total                                                                        36,903,724       64,049,481
==========================================================================================================

Report of
   Independent Registered
   Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Equity Premium Income Fund
Nuveen Equity Premium Opportunity Fund
Nuveen Equity Premium Advantage Fund
Nuveen Equity Premium and Growth Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Nuveen Equity Premium Income Fund, Nuveen Equity Premium Opportunity Fund, Nuveen Equity Premium Advantage Fund and Nuveen Equity Premium and Growth Fund (the "Funds") at December 31, 2005, the results of each of their operations for the period then ended, the changes in each of their net assets and the financial highlights for the periods then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005, by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 17, 2006

Nuveen Equity Premium Income Fund (JPZ)

Portfolio of
      Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Common Stocks - 95.7%

                Aerospace & Defense - 2.1%

      100,000   Honeywell International Inc.                                                                         $    3,725,000
        2,600   Northrop Grumman Corporation                                                                                156,286
       32,000   Raytheon Company                                                                                          1,284,800
       71,400   The Boeing Company                                                                                        5,015,136
       89,400   United Technologies Corporation                                                                           4,998,354
-----------------------------------------------------------------------------------------------------------------------------------
                Total Aerospace & Defense                                                                                15,179,576
                -------------------------------------------------------------------------------------------------------------------

                Air Freight & Logistics - 0.3%

       26,600   United Parcel Service, Inc., Class B                                                                      1,998,990
-----------------------------------------------------------------------------------------------------------------------------------

                Airlines - 0.1%

       22,200   AMR Corporation-DEL, (1)                                                                                    493,506
       14,800   Continental Airlines, Inc., (1)                                                                             315,240
       50,400   Northwest Airlines Corporation, (1)                                                                          27,216
-----------------------------------------------------------------------------------------------------------------------------------
                Total Airlines                                                                                              835,962
                -------------------------------------------------------------------------------------------------------------------

                Auto Components - 0.0%

       10,800   American Axle & Manufacturing Holdings, Inc.                                                                197,964
-----------------------------------------------------------------------------------------------------------------------------------

                Automobiles - 0.6%

      131,600   Ford Motor Company                                                                                        1,015,952
      150,800   General Motors Corporation                                                                                2,928,536
-----------------------------------------------------------------------------------------------------------------------------------
                Total Automobiles                                                                                         3,944,488
                -------------------------------------------------------------------------------------------------------------------

                Beverages - 0.9%

       40,500   PepsiCo, Inc.                                                                                             2,392,740
       91,100   The Coca-Cola Company                                                                                     3,672,241
-----------------------------------------------------------------------------------------------------------------------------------
                Total Beverages                                                                                           6,064,981
                -------------------------------------------------------------------------------------------------------------------

                Biotechnology - 0.6%

       50,500   Amgen Inc., (1)                                                                                           3,982,430
        2,500   Genentech, Inc., (1)                                                                                        231,250
-----------------------------------------------------------------------------------------------------------------------------------
                Total Biotechnology                                                                                       4,213,680
                -------------------------------------------------------------------------------------------------------------------

                Capital Markets - 2.0%

        5,100   Jefferies Group, Inc.                                                                                       229,398
       20,300   Legg Mason, Inc.                                                                                          2,429,707
       26,500   Merrill Lynch & Co., Inc.                                                                                 1,794,845
       96,100   Morgan Stanley                                                                                            5,452,714
       39,400   The Charles Schwab Corporation                                                                              577,998
       19,900   The Goldman Sachs Group, Inc.                                                                             2,541,429
       59,100   Waddell & Reed Financial, Inc., Class A                                                                   1,239,327
-----------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                    14,265,418
                -------------------------------------------------------------------------------------------------------------------

                Chemicals - 3.3%

      160,500   E.I. Du Pont de Nemours and Company                                                                       6,821,250
       40,400   Eastman Chemical Company                                                                                  2,084,236
       91,400   Lyondell Chemical Company                                                                                 2,177,148
      104,500   Olin Corporation                                                                                          2,056,560
       92,800   RPM International, Inc.                                                                                   1,611,936

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Chemicals (continued)

      134,900   The Dow Chemical Company                                                                             $    5,911,318
       56,800   The Lubrizol Corporation                                                                                  2,466,824
-----------------------------------------------------------------------------------------------------------------------------------
                Total Chemicals                                                                                          23,129,272
                -------------------------------------------------------------------------------------------------------------------

                Commercial Banks - 6.8%

        3,500   Australia and New Zealand Banking Group Limited, Sponsored ADR                                              308,105
      383,900   Bank of America Corporation                                                                              17,716,985
       71,500   HSBC Holdings plc, Sponsored ADR                                                                          5,753,605
      145,300   Lloyds TSB Group plc, Sponsored ADR                                                                       4,911,140
        7,600   National Australia Bank Limited, Sponsored ADR                                                              902,500
      175,300   U.S. Bancorp.                                                                                             5,239,717
      106,300   Wachovia Corporation                                                                                      5,619,018
       34,100   Washington Mutual, Inc.                                                                                   1,483,350
      100,900   Wells Fargo & Company                                                                                     6,339,547
        1,900   Westpac Banking Corporation                                                                                 158,802
-----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                   48,432,769
                -------------------------------------------------------------------------------------------------------------------

                Commercial Services & Supplies - 1.7%

       56,300   Automatic Data Processing, Inc.                                                                           2,583,607
        3,800   Avery Dennison Corporation                                                                                  210,026
        4,000   Career Education Corporation, (1)                                                                           134,880
        9,600   Cendant Corporation                                                                                         165,600
        2,000   CheckFree Corp., (1)                                                                                         91,800
       70,100   Deluxe Corporation                                                                                        2,112,814
        4,200   Fair Isaac Corporation                                                                                      185,514
        1,600   ITT Educational Services, Inc., (1)                                                                          94,576
        3,000   Manpower Inc.                                                                                               139,500
       31,000   Paychex, Inc.                                                                                             1,181,720
          480   PHH Corporation, (1)                                                                                         13,450
        5,800   Priceline.com Incorporated, (1)                                                                             129,456
        8,500   R.R. Donnelley & Sons Company                                                                               290,785
       42,000   Synagro Technologies, Inc.                                                                                  177,660
      117,800   The ServiceMaster Company                                                                                 1,407,710
       37,900   The Standard Register Company                                                                               599,199
       72,000   Waste Management, Inc.                                                                                    2,185,200
-----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Services & Supplies                                                                     11,703,497
                -------------------------------------------------------------------------------------------------------------------

                Communications Equipment - 2.1%

       16,300   ADTRAN, Inc.                                                                                                484,762
       31,200   Avaya Inc., (1)                                                                                             332,904
       61,800   Ciena Corporation, (1)                                                                                      183,546
      263,500   Cisco Systems, Inc., (1)                                                                                  4,511,120
       48,600   Corning Incorporated, (1)                                                                                   955,476
       95,000   JDS Uniphase Corporation, (1)                                                                               224,200
      149,100   Motorola, Inc.                                                                                            3,368,169
      118,300   QUALCOMM Inc.                                                                                             5,096,364
-----------------------------------------------------------------------------------------------------------------------------------
                Total Communications Equipment                                                                           15,156,541
                -------------------------------------------------------------------------------------------------------------------

                Computers & Peripherals - 2.2%

       38,000   Apple Computer, Inc., (1)                                                                                 2,731,820
       61,900   Dell Inc., (1)                                                                                            1,856,381
      129,100   Hewlett-Packard Company                                                                                   3,696,133
       87,100   International Business Machines Corporation (IBM)                                                         7,159,620
       14,100   McAfee Inc., (1)                                                                                            382,533
-----------------------------------------------------------------------------------------------------------------------------------
                Total Computers & Peripherals                                                                            15,826,487
                -------------------------------------------------------------------------------------------------------------------

                Consumer Finance - 0.3%

       90,800   MBNA Corporation                                                                                          2,465,220
-----------------------------------------------------------------------------------------------------------------------------------

      Portfolio of Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Containers & Packaging - 0.6%

       49,300   Packaging Corp of America                                                                            $    1,131,435
      109,900   Sonoco Products Company                                                                                   3,231,060
-----------------------------------------------------------------------------------------------------------------------------------
                Total Containers & Packaging                                                                              4,362,495
                -------------------------------------------------------------------------------------------------------------------

                Diversified Financial Services - 5.9%

       23,700   A. G. Edwards, Inc.                                                                                       1,110,582
      463,600   Citigroup Inc.                                                                                           22,498,508
        5,900   Gladstone Capital Corporation                                                                               126,142
      354,200   JPMorgan Chase & Co.                                                                                     14,058,198
       10,600   The Chicago Merchantile Exchange                                                                          3,895,394
-----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                     41,688,824
                -------------------------------------------------------------------------------------------------------------------

                Diversified Telecommunication Services - 3.9%

        1,300   Alltel Corporation                                                                                           82,030
      393,579   AT&T Inc.                                                                                                 9,638,750
      196,700   BellSouth Corporation                                                                                     5,330,570
      312,500   Citizens Communications Company                                                                           3,821,875
      104,987   Sprint Nextel Corporation                                                                                 2,452,496
        3,100   TDC A/S, Sponsored ADR                                                                                       92,628
       11,600   Telstra Corporation Limited, ADR                                                                            166,228
      192,900   Verizon Communications Inc.                                                                               5,810,148
-----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Telecommunication Services                                                             27,394,725
                -------------------------------------------------------------------------------------------------------------------

                Electric Utilities - 1.6%

       27,000   Ameren Corporation                                                                                        1,383,480
       20,900   Consolidated Edison, Inc.                                                                                   968,297
       21,900   DPL Inc.                                                                                                    569,619
       72,700   Duquesne Light Holdings Inc.                                                                              1,186,464
       93,800   Great Plains Energy Incorporated                                                                          2,622,648
       60,600   OGE Energy Corp.                                                                                          1,623,474
       80,800   Pepco Holdings, Inc.                                                                                      1,807,496
       32,400   Progress Energy, Inc.                                                                                     1,423,008
-----------------------------------------------------------------------------------------------------------------------------------
                Total Electric Utilities                                                                                 11,584,486
                -------------------------------------------------------------------------------------------------------------------

                Electrical Equipment - 1.1%

       10,800   American Power Conversion Corporation                                                                       237,600
       61,200   Emerson Electric Co.                                                                                      4,571,640
       40,600   Hubbell Incorporated, Class B                                                                             1,831,872
       13,800   Rockwell Automation, Inc.                                                                                   816,408
-----------------------------------------------------------------------------------------------------------------------------------
                Total Electrical Equipment                                                                                7,457,520
                -------------------------------------------------------------------------------------------------------------------

                Electronic Equipment & Instruments - 0.2%

       33,800   Gentex Corporation                                                                                          659,100
        5,700   Parker Hannifin Corporation                                                                                 375,972
       32,800   Sanmina-SCI Corporation, (1)                                                                                139,728
-----------------------------------------------------------------------------------------------------------------------------------
                Total Electronic Equipment & Instruments                                                                  1,174,800
                -------------------------------------------------------------------------------------------------------------------

                Energy Equipment & Services - 2.1%

       21,300   Diamond Offshore Drilling, Inc.                                                                           1,481,628
       38,100   ENSCO International Incorporated                                                                          1,689,735
       55,800   Halliburton Company                                                                                       3,457,368
        2,000   National-Oilwell Varco Inc., (1)                                                                            125,400
       11,600   Patterson-UTI Energy, Inc.                                                                                  382,220
       39,600   Schlumberger Limited                                                                                      3,847,140
       17,600   Smith International, Inc.                                                                                   653,136
       67,400   Tidewater Inc.                                                                                            2,996,604
        3,000   Transocean Inc., (1)                                                                                        209,070
-----------------------------------------------------------------------------------------------------------------------------------
                Total Energy Equipment & Services                                                                        14,842,301
                -------------------------------------------------------------------------------------------------------------------

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Food & Staples Retailing - 1.4%

      100,200   Albertson's, Inc.                                                                                    $    2,139,270
        4,800   Longs Drug Stores Corporation                                                                               174,672
       10,000   Walgreen Co.                                                                                                442,600
      133,600   Wal-Mart Stores, Inc.                                                                                     6,252,480
       13,400   Whole Foods Market, Inc.                                                                                  1,037,026
-----------------------------------------------------------------------------------------------------------------------------------
                Total Food & Staples Retailing                                                                           10,046,048
                -------------------------------------------------------------------------------------------------------------------

                Food Products - 0.5%

       72,500   ConAgra Foods, Inc.                                                                                       1,470,300
      109,400   Sara Lee Corporation                                                                                      2,067,660
-----------------------------------------------------------------------------------------------------------------------------------
                Total Food Products                                                                                       3,537,960
                -------------------------------------------------------------------------------------------------------------------

                Gas Utilities - 1.5%

       28,200   AGL Resources Inc.                                                                                          981,642
      183,300   Atmos Energy Corporation                                                                                  4,795,128
       18,200   KeySpan Corporation                                                                                         649,558
       81,800   Nicor Inc.                                                                                                3,215,558
       26,600   Peoples Energy Corporation                                                                                  932,862
-----------------------------------------------------------------------------------------------------------------------------------
                Total Gas Utilities                                                                                      10,574,748
                -------------------------------------------------------------------------------------------------------------------

                Health Care Equipment & Supplies - 0.6%

       35,700   Baxter International Inc.                                                                                 1,344,105
       15,600   Guidant Corporation                                                                                       1,010,100
       28,900   Medtronic, Inc.                                                                                           1,663,773
        6,700   Mentor Corporation                                                                                          308,736
-----------------------------------------------------------------------------------------------------------------------------------
                Total Health Care Equipment & Supplies                                                                    4,326,714
                -------------------------------------------------------------------------------------------------------------------

                Health Care Providers & Services - 1.8%

        9,000   Aetna Inc.                                                                                                  848,790
        1,300   Cardinal Health, Inc.                                                                                        89,375
       21,800   Caremark Rx, Inc., (1)                                                                                    1,129,022
       15,450   Coventry Health Care, Inc., (1)                                                                             880,032
        8,900   HCA, Inc.                                                                                                   449,450
        7,000   Humana Inc., (1)                                                                                            380,310
        2,100   Omnicare, Inc.                                                                                              120,162
       92,170   UnitedHealth Group Incorporated                                                                           5,727,444
        7,900   Universal Health Services, Inc., Class B                                                                    369,246
       36,800   Wellpoint Inc., (1)                                                                                       2,936,272
-----------------------------------------------------------------------------------------------------------------------------------
                Total Health Care Providers & Services                                                                   12,930,103
                -------------------------------------------------------------------------------------------------------------------

                Hotels, Restaurants & Leisure - 0.6%

       23,300   GTECH Holdings Corporation                                                                                  739,542
       28,800   International Game Technology                                                                               886,464
       86,900   McDonald's Corporation                                                                                    2,930,268
-----------------------------------------------------------------------------------------------------------------------------------
                Total Hotels, Restaurants & Leisure                                                                       4,556,274
                -------------------------------------------------------------------------------------------------------------------

                Household Durables - 1.5%

        3,400   Black & Decker Corporation                                                                                  295,664
       16,500   Lennar Corporation, Class A                                                                               1,006,830
       27,900   Maytag Corporation                                                                                          525,078
      107,400   Newell Rubbermaid Inc.                                                                                    2,553,972
       12,400   Snap-on Incorporated                                                                                        465,744
       25,600   The Stanley Works                                                                                         1,229,824
      117,200   Tupperware Corporation                                                                                    2,625,280
       26,600   Whirlpool Corporation                                                                                     2,228,016
-----------------------------------------------------------------------------------------------------------------------------------
                Total Household Durables                                                                                 10,930,408
                -------------------------------------------------------------------------------------------------------------------

      Portfolio of Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Household Products - 2.2%

       53,200   Colgate-Palmolive Company                                                                            $    2,918,020
      216,287   The Procter & Gamble Company                                                                             12,518,692
-----------------------------------------------------------------------------------------------------------------------------------
                Total Household Products                                                                                 15,436,712
                -------------------------------------------------------------------------------------------------------------------

                Industrial Conglomerates - 5.3%

       64,800   3M Co.                                                                                                    5,022,000
      813,000   General Electric Company                                                                                 28,495,650
       27,800   Genuine Parts Company                                                                                     1,220,976
        7,400   Tomkins plc, Sponsored ADR                                                                                  152,514
       95,500   Tyco International Ltd.                                                                                   2,756,130
-----------------------------------------------------------------------------------------------------------------------------------
                Total Industrial Conglomerates                                                                           37,647,270
                -------------------------------------------------------------------------------------------------------------------

                Insurance - 3.8%

       62,300   American Financial Realty Trust                                                                             747,600
      144,400   American International Group, Inc.                                                                        9,852,412
       64,300   Arthur J. Gallagher & Co.                                                                                 1,985,584
       40,700   Converium Holding AG, ADR, (1)                                                                              225,478
       35,200   Fidelity National Financial, Inc.                                                                         1,295,008
           60   Fidelity National Title Group Inc., Class A                                                                   1,461
       12,500   Hartford Financial Services Group, Inc.                                                                   1,073,625
        1,500   Jefferson-Pilot Corporation                                                                                  85,395
       42,100   Lincoln National Corporation                                                                              2,232,563
       91,300   Marsh & McLennan Companies, Inc.                                                                          2,899,688
       19,200   Mercury General Corporation                                                                               1,117,824
       36,800   The Allstate Corporation                                                                                  1,989,776
       57,800   Unitrin, Inc.                                                                                             2,603,890
        8,300   XL Capital Ltd, Class A                                                                                     559,254
-----------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                          26,669,558
                -------------------------------------------------------------------------------------------------------------------

                Internet & Catalog Retail - 0.2%

       23,200   Amazon.com, Inc., (1)                                                                                     1,093,880
        9,437   Expedia, Inc., (1)                                                                                          226,111
        9,437   IAC/InterActiveCorp., (1)                                                                                   267,161
-----------------------------------------------------------------------------------------------------------------------------------
                Total Internet & Catalog Retail                                                                           1,587,152
                -------------------------------------------------------------------------------------------------------------------

                Internet Software & Services - 1.4%

       56,000   eBay Inc., (1)                                                                                            2,422,000
        9,900   F5 Networks, Inc., (1)                                                                                      566,181
        5,900   Google Inc., Class A, (1)                                                                                 2,447,674
       15,800   United Online, Inc.                                                                                         224,676
      109,800   Yahoo! Inc., (1)                                                                                          4,301,964
-----------------------------------------------------------------------------------------------------------------------------------
                Total Internet Software & Services                                                                        9,962,495
                -------------------------------------------------------------------------------------------------------------------

                IT Services - 0.0%

        2,050   FactSet Research Systems Inc.                                                                                84,378
        8,900   WebEx Communications, Inc., (1)                                                                             192,507
-----------------------------------------------------------------------------------------------------------------------------------
                Total IT Services                                                                                           276,885
                -------------------------------------------------------------------------------------------------------------------

                Leisure Equipment & Products - 0.2%

       20,400   Eastman Kodak Company                                                                                       477,360
       58,700   Mattel, Inc.                                                                                                928,634
-----------------------------------------------------------------------------------------------------------------------------------
                Total Leisure Equipment & Products                                                                        1,405,994
                -------------------------------------------------------------------------------------------------------------------

                Machinery - 1.8%

       52,100   Briggs & Stratton Corporation                                                                             2,020,959
       75,600   Caterpillar Inc.                                                                                          4,367,412
        1,000   Cummins Inc.                                                                                                 89,730
        5,000   Deere & Company                                                                                             340,550

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Machinery (continued)

        1,000   Eaton Corporation                                                                                    $       67,090
       13,600   Graco Inc.                                                                                                  496,128
        1,600   Illinois Tool Works Inc.                                                                                    140,784
       11,800   Ingersoll-Rand Company - Class A                                                                            476,366
       33,600   Pentair, Inc.                                                                                             1,159,872
       64,600   SPX Corporation                                                                                           2,956,742
       12,000   The Timken Company                                                                                          384,240
-----------------------------------------------------------------------------------------------------------------------------------
                Total Machinery                                                                                          12,499,873
                -------------------------------------------------------------------------------------------------------------------

                Media - 1.2%

       13,000   Omnicom Group Inc.                                                                                        1,106,690
      238,600   Regal Entertainment Group, Class A                                                                        4,538,172
        6,700   Reuters Group plc, Sponsored ADR                                                                            296,475
       78,100   Sirius Satellite Radio Inc., (1)                                                                            523,270
       48,000   The Walt Disney Company                                                                                   1,150,560
        5,600   ValueClick, Inc., (1)                                                                                       101,416
       12,700   Viacom Inc., Class B, (1)                                                                                   414,020
       10,300   XM Satellite Radio Holdings Inc., Class A, (1)                                                              280,984
-----------------------------------------------------------------------------------------------------------------------------------
                Total Media                                                                                               8,411,587
                -------------------------------------------------------------------------------------------------------------------

                Metals & Mining - 0.7%

       40,200   Alcoa Inc.                                                                                                1,188,714
       14,400   CONSOL Energy Inc.                                                                                          938,592
       16,000   Nucor Corporation                                                                                         1,067,520
       89,700   USEC Inc.                                                                                                 1,071,915
       50,800   Worthington Industries, Inc.                                                                                975,868
-----------------------------------------------------------------------------------------------------------------------------------
                Total Metals & Mining                                                                                     5,242,609
                -------------------------------------------------------------------------------------------------------------------

                Multiline Retail - 0.6%

       19,001   Federated Department Stores, Inc.                                                                         1,260,336
        1,700   J.C. Penney Company, Inc.                                                                                    94,520
       55,400   Nordstrom, Inc.                                                                                           2,071,960
        7,900   Sears Holding Corporation, (1)                                                                              912,687
-----------------------------------------------------------------------------------------------------------------------------------
                Total Multiline Retail                                                                                    4,339,503
                -------------------------------------------------------------------------------------------------------------------

                Multi-Utilities - 1.3%

      125,900   Duke Energy Corporation                                                                                   3,455,955
       28,500   National Fuel Gas Company                                                                                   888,915
       49,100   ONEOK, Inc.                                                                                               1,307,533
       32,100   Public Service Enterprise Group Incorporated                                                              2,085,537
       59,600   United Utilities plc, Sponsored ADR                                                                       1,389,872
       10,700   Vectren Corporation                                                                                         290,612
-----------------------------------------------------------------------------------------------------------------------------------
                Total Multi-Utilities                                                                                     9,418,424
                -------------------------------------------------------------------------------------------------------------------

                Oil, Gas & Consumable Fuels - 6.2%

        7,000   Burlington Resources Inc.                                                                                   603,400
      151,900   ChevronTexaco Corporation                                                                                 8,623,363
       33,200   ConocoPhillips                                                                                            1,931,576
        8,000   EOG Resources, Inc.                                                                                         586,960
      437,600   Exxon Mobil Corporation                                                                                  24,579,992
       46,200   Kerr-McGee Corporation                                                                                    4,197,732
       28,000   Royal Dutch Shell PLC, Class A, ADR                                                                       1,721,720
          258   Royal Dutch Shell PLC, Class B, ADR                                                                          16,649
       25,600   Valero Energy Corporation                                                                                 1,320,960
-----------------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                                        43,582,352
                -------------------------------------------------------------------------------------------------------------------

      Portfolio of Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals - 8.0%

      111,700   Abbott Laboratories                                                                                  $    4,404,331
      383,900   Bristol-Myers Squibb Company                                                                              8,822,022
       78,800   Eli Lilly and Company                                                                                     4,459,292
       36,200   GlaxoSmithKline plc, ADR                                                                                  1,827,376
      207,300   Johnson & Johnson                                                                                        12,458,730
      254,400   Merck & Co. Inc.                                                                                          8,092,464
      531,200   Pfizer Inc.                                                                                              12,387,584
       36,000   Schering-Plough Corporation                                                                                 750,600
       67,600   Wyeth                                                                                                     3,114,332
-----------------------------------------------------------------------------------------------------------------------------------
                Total Pharmaceuticals                                                                                    56,316,731
                -------------------------------------------------------------------------------------------------------------------

                Real Estate - 2.4%

       67,800   American Home Mortgage Investment Corp.                                                                   2,208,246
       30,800   Apartment Investment & Management Company, Class A                                                        1,166,396
      154,100   Crescent Real Estate Equities Company                                                                     3,054,262
       19,900   Equity Office Properties Trust                                                                              603,567
       40,300   First Industrial Realty Trust, Inc.                                                                       1,551,550
       19,800   Health Care REIT, Inc.                                                                                      671,220
      117,900   HRPT Properties Trust                                                                                     1,220,265
        3,500   Liberty Property Trust                                                                                      149,975
       42,500   Nationwide Health Properties, Inc.                                                                          909,500
       29,800   New Century Financial Corporation                                                                         1,074,886
      109,900   Newcastle Investment Corporation                                                                          2,731,015
       11,700   Reckson Associates Realty Corporation                                                                       420,965
       27,000   Senior Housing Properties Trust                                                                             456,570
       55,400   Trustreet Properties, Inc.                                                                                  809,948
-----------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate                                                                                        17,028,365
                -------------------------------------------------------------------------------------------------------------------

                Semiconductors & Equipment - 3.7%

       28,500   Advanced Micro Devices, Inc., (1)                                                                           872,100
       35,500   Analog Devices, Inc.                                                                                      1,273,385
       97,200   Applied Materials, Inc.                                                                                   1,743,768
       30,200   Broadcom Corporation, Class A, (1)                                                                        1,423,930
      463,200   Intel Corporation                                                                                        11,561,472
        1,900   International Rectifier Corporation, (1)                                                                     60,610
        9,700   Intersil Holding Corporation, Class A                                                                       241,336
        8,000   KLA-Tencor Corporation                                                                                      394,640
        6,600   Lam Research Corporation, (1)                                                                               235,488
       13,300   Linear Technology Corporation                                                                               479,731
       27,300   Maxim Integrated Products, Inc.                                                                             989,352
       34,300   Microchip Technology Incorporated                                                                         1,102,745
       24,800   National Semiconductor Corporation                                                                          644,304
        9,900   NVIDIA Corporation, (1)                                                                                     361,944
        4,100   Omnivision Technologies, Inc., (1)                                                                           81,836
          100   Silicon Laboratories Inc., (1)                                                                                3,666
      115,500   Texas Instruments Incorporated                                                                            3,704,085
       28,600   Xilinx, Inc.                                                                                                721,006
-----------------------------------------------------------------------------------------------------------------------------------
                Total Semiconductors & Equipment                                                                         25,895,398
                -------------------------------------------------------------------------------------------------------------------

                Software - 3.7%

       38,852   Adobe Systems Incorporated                                                                                1,435,970
       11,400   Autodesk, Inc.                                                                                              489,630
       34,800   BEA Systems, Inc., (1)                                                                                      327,120
       18,500   Cognizant Technology Solutions Corporation, Class A, (1)                                                    931,475
        6,600   Electronic Arts Inc. (EA), (1)                                                                              345,246
        9,900   Internet Security Systems, Inc., (1)                                                                        207,405
      659,400   Microsoft Corporation                                                                                    17,243,310
      264,600   Oracle Corporation, (1)                                                                                   3,230,766
        6,100   Red Hat, Inc., (1)                                                                                          166,164
       51,700   Siebel Systems, Inc.                                                                                        546,986

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Software (continued)

       36,424   Symantec Corporation, (1)                                                                            $      637,420
       21,500   Verisign, Inc., (1)                                                                                         471,280
-----------------------------------------------------------------------------------------------------------------------------------
                Total Software                                                                                           26,032,772
                -------------------------------------------------------------------------------------------------------------------

                Specialty Retail - 3.2%

       38,000   Abercrombie & Fitch Co., Class A                                                                          2,476,840
       43,400   American Eagle Outfitters, Inc.                                                                             997,332
       53,700   Best Buy Co., Inc.                                                                                        2,334,876
       39,600   Chicos FAS, Inc., (1)                                                                                     1,739,628
       10,600   Christopher & Banks Corporation                                                                             199,068
       44,800   Claire's Stores, Inc.                                                                                     1,309,056
       23,500   Foot Locker, Inc.                                                                                           554,365
        1,300   Hancock Fabrics, Inc.                                                                                         5,291
       68,800   Limited Brands, Inc.                                                                                      1,537,680
       19,800   Lowe's Companies, Inc.                                                                                    1,319,868
       20,200   Michaels Stores, Inc.                                                                                       714,474
        5,900   Pacific Sunwear of California, Inc., (1)                                                                    147,028
        4,300   Pep Boys - Manny, Moe & Jack                                                                                 64,027
        5,400   RadioShack Corporation                                                                                      113,562
       10,600   Ross Stores, Inc.                                                                                           306,340
       56,800   The Gap, Inc.                                                                                             1,001,952
      146,000   The Home Depot, Inc.                                                                                      5,910,080
       30,600   The Talbots, Inc.                                                                                           851,292
       19,700   The TJX Companies, Inc.                                                                                     457,631
       17,600   Urban Outfitters, Inc., (1)                                                                                 445,456
-----------------------------------------------------------------------------------------------------------------------------------
                Total Specialty Retail                                                                                   22,485,846
                -------------------------------------------------------------------------------------------------------------------

                Textiles, Apparel & Luxury Goods - 0.0%

        2,600   Coach, Inc., (1)                                                                                             86,684
-----------------------------------------------------------------------------------------------------------------------------------

                Thrifts & Mortgage Finance - 0.5%

        9,700   Capitol Federal Financial                                                                                   319,518
       11,300   Countrywide Financial Corporation                                                                           386,347
      166,000   New York Community Bancorp, Inc.                                                                          2,742,320
-----------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                          3,448,185
                -------------------------------------------------------------------------------------------------------------------

                Tobacco - 3.0%

      227,000   Altria Group, Inc.                                                                                       16,961,440
       28,500   Loews Corp - Carolina Group                                                                               1,253,715
       16,100   Reynolds American Inc.                                                                                    1,534,813
        4,300   UST Inc.                                                                                                    175,569
       64,785   Vector Group Ltd.                                                                                         1,177,143
-----------------------------------------------------------------------------------------------------------------------------------
                Total Tobacco                                                                                            21,102,680
                -------------------------------------------------------------------------------------------------------------------

                Transportation Infrastructure - 0.0%

        2,500   Stolt-Nielsen S.A., Sponsored ADR                                                                            82,550
-----------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $631,150,683)                                                                 677,781,876
                ===================================================================================================================

                                                                                   Notional    Expiration   Strike
    Contracts   Type                                                              Amount(3)          Date    Price            Value
-----------------------------------------------------------------------------------------------------------------------------------
                Put Options - 0.2%

          824   S&P 500 Index                                                  $ 92,700,000       1/21/06    $1125           16,480
          709   S&P 500 Index                                                    79,762,500       2/18/06     1125          102,805
        1,101   S&P 500 Index                                                   126,615,000       2/18/06     1150          253,230
        1,101   S&P 500 Index                                                   129,367,500       2/18/06     1175          418,380
          802   S&P 500 Index                                                    90,225,000       3/18/06     1125          272,680
          833   S&P 500 Index                                                    95,795,000       3/18/06     1150          424,830
-----------------------------------------------------------------------------------------------------------------------------------
        5,370   Total Put Options (cost $1,731,750)                             614,465,000                               1,488,405
===================================================================================================================================

      Portfolio of Investments December 31, 2005

    Principal
 Amount (000)   Description                                                          Coupon      Maturity                     Value
-----------------------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 5.4%

                Repurchase Agreement with State Street Bank, dated 12/30/05, repurchase price $38,299,710, collateralized by
                  $28,405,000 U.S. Treasury Bonds, 7.875%,due 2/15/21,
$      38,286     valued at $39,056,875                                               3.250%      1/03/06            $   38,285,885
=============----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $38,285,885)                                                          38,285,885
                ===================================================================================================================
                Total Investments (cost $671,168,318) - 101.3%                                                          717,556,166
                ===================================================================================================================

                                                                                   Notional    Expiration   Strike
    Contracts   Type                                                              Amount(3)          Date    Price            Value
-----------------------------------------------------------------------------------------------------------------------------------
                Call Options(2) - (1.5)%

        1,129   S&P 500 Index                                                 $(138,302,500)      1/21/06    $1225       (3,324,905)
        1,360   S&P 500 Index                                                  (170,000,000)      1/21/06     1250       (1,645,600)
          760   S&P 500 Index                                                   (96,900,000)      1/21/06     1275         (233,700)
          760   S&P 500 Index                                                   (93,100,000)      2/18/06     1225       (2,922,200)
          723   S&P 500 Index                                                   (90,375,000)      2/18/06     1250       (1,572,525)
          638   S&P 500 Index                                                   (81,345,000)      2/18/06     1275         (631,620)
-----------------------------------------------------------------------------------------------------------------------------------
        5,370   Total Call Options (premiums received $17,469,697)             (670,022,500)                            (10,330,550)
===================================================================================================================================
                Other Assets Less Liabilities - 0.2%                                                                        823,881
                ===================================================================================================================
                Net Assets - 100%                                                                                    $  708,049,497
                ===================================================================================================================

(1)   Non-income producing.

(2) The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options.

(3) For disclosure purposes, Notional Amount is calculated by multiplying the number of Contracts by the Strike Price multiplied by 100.

ADR   American Depositary Receipt.

                                 See accompanying notes to financial statements.

Nuveen Equity Premium Opportunity Fund (JSN)
Portfolio of
      Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Common Stocks - 96.1%

                Aerospace & Defense - 1.9%

      133,500   Honeywell International Inc.                                                                         $    4,972,875
       26,000   Lockheed Martin Corporation                                                                               1,654,380
       41,700   Northrop Grumman Corporation                                                                              2,506,587
       46,000   Raytheon Company                                                                                          1,846,900
       88,200   The Boeing Company                                                                                        6,195,168
      107,600   United Technologies Corporation                                                                           6,015,916
-----------------------------------------------------------------------------------------------------------------------------------
                Total Aerospace & Defense                                                                                23,191,826
                -------------------------------------------------------------------------------------------------------------------

                Air Freight & Logistics - 0.6%

       98,500   United Parcel Service, Inc., Class B                                                                      7,402,275
-----------------------------------------------------------------------------------------------------------------------------------

                Airlines - 0.2%

       97,500   AMR Corporation-DEL, (1)                                                                                  2,167,425
-----------------------------------------------------------------------------------------------------------------------------------

                Auto Components - 0.1%

       26,700   Lear Corporation                                                                                            759,882
-----------------------------------------------------------------------------------------------------------------------------------

                Automobiles - 0.5%

      302,500   Ford Motor Company                                                                                        2,335,300
      115,600   General Motors Corporation                                                                                2,244,952
       34,500   Harley-Davidson Inc.                                                                                      1,776,405
-----------------------------------------------------------------------------------------------------------------------------------
                Total Automobiles                                                                                         6,356,657
                -------------------------------------------------------------------------------------------------------------------

                Beverages - 1.0%

       83,200   PepsiCo, Inc.                                                                                             4,915,456
      176,150   The Coca-Cola Company                                                                                     7,100,607
-----------------------------------------------------------------------------------------------------------------------------------
                Total Beverages                                                                                          12,016,063
                -------------------------------------------------------------------------------------------------------------------

                Biotechnology - 2.9%

      201,150   Amgen Inc., (1)                                                                                          15,862,689
      121,950   Biogen Idec Inc., (1)                                                                                     5,527,994
       46,200   Genentech, Inc., (1)                                                                                      4,273,500
       46,900   Genzyme Corporation, (1)                                                                                  3,319,582
       92,100   Gilead Sciences, Inc., (1)                                                                                4,847,223
      168,000   Memory Pharmaceuticals Corporation, (1)                                                                     383,040
       20,150   Sepracor Inc., (1)                                                                                        1,039,740
-----------------------------------------------------------------------------------------------------------------------------------
                Total Biotechnology                                                                                      35,253,768
                -------------------------------------------------------------------------------------------------------------------

                Capital Markets - 1.7%

       34,400   American Capital Strategies Limited                                                                       1,245,624
       33,700   Legg Mason, Inc.                                                                                          4,033,553
      132,250   Morgan Stanley                                                                                            7,503,865
      156,050   The Charles Schwab Corporation                                                                            2,289,254
       26,800   The Goldman Sachs Group, Inc.                                                                             3,422,628
      136,400   Waddell & Reed Financial, Inc., Class A                                                                   2,860,308
-----------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                    21,355,232
                -------------------------------------------------------------------------------------------------------------------

      Portfolio of Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Chemicals - 1.7%

      137,700   E.I. Du Pont de Nemours and Company                                                                  $    5,852,250
       49,050   Eastman Chemical Company                                                                                  2,530,490
       26,400   Lyondell Chemical Company                                                                                   628,848
       23,600   NL Industries Inc.                                                                                          332,524
       37,650   Olin Corporation                                                                                            740,952
      152,650   RPM International, Inc.                                                                                   2,651,531
      113,700   The Dow Chemical Company                                                                                  4,982,334
       72,000   The Lubrizol Corporation                                                                                  3,126,960
-----------------------------------------------------------------------------------------------------------------------------------
                Total Chemicals                                                                                          20,845,889
                -------------------------------------------------------------------------------------------------------------------

                Commercial Banks - 4.6%

       14,500   Allied Capital Corporation                                                                                  425,865
      412,400   Bank of America Corporation                                                                              19,032,260
      116,800   Commerce Bancorp, Inc.                                                                                    4,019,088
       30,000   FNB Corporation PA                                                                                          520,800
       45,100   HSBC Holdings plc, Sponsored ADR                                                                          3,629,197
      121,500   Lloyds TSB Group plc, Sponsored ADR                                                                       4,106,700
       64,900   North Fork Bancorporation Inc.                                                                            1,775,664
       42,500   R&G Financial Corporation, Class B                                                                          561,000
      283,700   U.S. Bancorp.                                                                                             8,479,793
      135,250   Wachovia Corporation                                                                                      7,149,315
      108,950   Wells Fargo & Company                                                                                     6,845,329
-----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                   56,545,011
                -------------------------------------------------------------------------------------------------------------------

                Commercial Services & Supplies - 2.2%

       95,800   Automatic Data Processing, Inc.                                                                           4,396,262
       86,500   Cendant Corporation                                                                                       1,492,125
       27,500   Corporate Executive Board Company                                                                         2,466,750
       68,150   Deluxe Corporation                                                                                        2,054,041
       47,200   Fair Isaac Corporation                                                                                    2,084,824
       52,800   First Data Corporation                                                                                    2,270,928
       57,150   Manpower Inc.                                                                                             2,657,475
       49,100   R.R. Donnelley & Sons Company                                                                             1,679,711
      151,500   Sirva Inc., (1)                                                                                           1,212,000
       57,400   Synagro Technologies, Inc.                                                                                  242,802
      267,200   The ServiceMaster Company                                                                                 3,193,040
       95,550   Waste Management, Inc.                                                                                    2,899,943
-----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Services & Supplies                                                                     26,649,901
                -------------------------------------------------------------------------------------------------------------------

                Communications Equipment - 4.7%

       68,500   ADTRAN, Inc.                                                                                              2,037,190
      919,400   Cisco Systems, Inc., (1)                                                                                 15,740,128
      184,500   Corning Incorporated, (1)                                                                                 3,627,270
       55,800   Harris Corporation                                                                                        2,399,958
       73,000   Juniper Networks Inc., (1)                                                                                1,627,900
      243,800   Motorola, Inc.                                                                                            5,507,442
      569,150   QUALCOMM Inc.                                                                                            24,518,982
       41,200   Research In Motion Limited, (1)                                                                           2,719,612
-----------------------------------------------------------------------------------------------------------------------------------
                Total Communications Equipment                                                                           58,178,482
                -------------------------------------------------------------------------------------------------------------------

                Computers & Peripherals - 4.9%

      331,300   Apple Computer, Inc., (1)                                                                                23,817,157
      295,100   Dell Inc., (1)                                                                                            8,850,049
      264,100   EMC Corporation, (1)                                                                                      3,597,042
       36,100   Gateway Inc., (1)                                                                                            90,611
      317,700   Hewlett-Packard Company                                                                                   9,095,751
      152,500   International Business Machines Corporation (IBM)                                                        12,535,500

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Computers & Peripherals (continued)

       43,250   McAfee Inc., (1)                                                                                     $    1,173,373
       23,000   Network Appliance Inc., (1)                                                                                 621,000
-----------------------------------------------------------------------------------------------------------------------------------
                Total Computers & Peripherals                                                                            59,780,483
                -------------------------------------------------------------------------------------------------------------------

                Consumer Finance - 0.3%

      145,200   MBNA Corporation                                                                                          3,942,180
-----------------------------------------------------------------------------------------------------------------------------------

                Containers & Packaging - 0.7%

      206,200   Packaging Corp of America                                                                                 4,732,290
      127,450   Sonoco Products Company                                                                                   3,747,030
-----------------------------------------------------------------------------------------------------------------------------------
                Total Containers & Packaging                                                                              8,479,320
                -------------------------------------------------------------------------------------------------------------------

                Diversified Financial Services - 4.7%

       56,200   A. G. Edwards, Inc.                                                                                       2,633,532
       31,000   American Express Company                                                                                  1,595,260
      549,300   Citigroup Inc.                                                                                           26,657,529
       71,300   Eaton Vance Corporation                                                                                   1,950,768
      126,150   ING Groep N.V., Sponsored ADR                                                                             4,392,543
      408,650   JPMorgan Chase & Co.                                                                                     16,219,319
       11,000   The Chicago Merchantile Exchange                                                                          4,042,390
-----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                     57,491,341
                -------------------------------------------------------------------------------------------------------------------

                Diversified Telecommunication Services - 2.9%

      439,300   AT&T Inc.                                                                                                10,758,457
      245,900   BellSouth Corporation                                                                                     6,663,890
      262,750   Citizens Communications Company                                                                           3,213,433
      252,606   Sprint Nextel Corporation                                                                                 5,900,876
      302,400   Verizon Communications Inc.                                                                               9,108,288
-----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Telecommunication Services                                                             35,644,944
                -------------------------------------------------------------------------------------------------------------------

                Electric Utilities - 1.0%

       38,400   Ameren Corporation                                                                                        1,967,616
       98,700   Duquesne Light Holdings Inc.                                                                              1,610,784
      129,350   Great Plains Energy Incorporated                                                                          3,616,626
       92,500   OGE Energy Corp.                                                                                          2,478,075
      118,050   Pepco Holdings, Inc.                                                                                      2,640,779
-----------------------------------------------------------------------------------------------------------------------------------
                Total Electric Utilities                                                                                 12,313,880
                -------------------------------------------------------------------------------------------------------------------

                Electrical Equipment - 1.1%

       26,000   Cooper Industries, Ltd., Class A                                                                          1,898,000
       80,400   Emerson Electric Co.                                                                                      6,005,880
       69,750   Hubbell Incorporated, Class B                                                                             3,147,120
       39,000   Rockwell Automation, Inc.                                                                                 2,307,240
-----------------------------------------------------------------------------------------------------------------------------------
                Total Electrical Equipment                                                                               13,358,240
                -------------------------------------------------------------------------------------------------------------------

                Electronic Equipment & Instruments - 0.4%

      123,100   Gentex Corporation                                                                                        2,400,450
       51,200   Roper Industries Inc.                                                                                     2,022,912
-----------------------------------------------------------------------------------------------------------------------------------
                Total Electronic Equipment & Instruments                                                                  4,423,362
                -------------------------------------------------------------------------------------------------------------------

                Energy Equipment & Services - 1.7%

       45,800   Diamond Offshore Drilling, Inc.                                                                           3,185,848
       51,650   ENSCO International Incorporated                                                                          2,290,678
       97,250   Halliburton Company                                                                                       6,025,610
       76,950   Patterson-UTI Energy, Inc.                                                                                2,535,503
       37,500   Schlumberger Limited                                                                                      3,643,125
       77,800   Tidewater Inc.                                                                                            3,458,988
-----------------------------------------------------------------------------------------------------------------------------------
                Total Energy Equipment & Services                                                                        21,139,752
                -------------------------------------------------------------------------------------------------------------------

      Portfolio of Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Food & Staples Retailing - 1.6%

      179,200   Albertson's, Inc.                                                                                    $    3,825,920
       71,500   Walgreen Co.                                                                                              3,164,590
      273,600   Wal-Mart Stores, Inc.                                                                                    12,804,480
-----------------------------------------------------------------------------------------------------------------------------------
                Total Food & Staples Retailing                                                                           19,794,990
                -------------------------------------------------------------------------------------------------------------------

                Food Products - 0.6%

       71,700   ConAgra Foods, Inc.                                                                                       1,454,076
       30,500   Monsanto Company                                                                                          2,364,665
      211,100   Sara Lee Corporation                                                                                      3,989,790
-----------------------------------------------------------------------------------------------------------------------------------
                Total Food Products                                                                                       7,808,531
                -------------------------------------------------------------------------------------------------------------------

                Gas Utilities - 1.1%

       63,900   AGL Resources Inc.                                                                                        2,224,359
      179,450   Atmos Energy Corporation                                                                                  4,694,412
      122,400   Nicor Inc.                                                                                                4,811,544
       84,600   Piedmont Natural Gas Company                                                                              2,043,936
-----------------------------------------------------------------------------------------------------------------------------------
                Total Gas Utilities                                                                                      13,774,251
                -------------------------------------------------------------------------------------------------------------------

                Health Care Equipment & Supplies - 1.2%

       94,200   Baxter International Inc.                                                                                 3,546,630
       36,300   Guidant Corporation                                                                                       2,350,425
       39,000   Hillenbrand Industries                                                                                    1,926,990
       80,400   Medtronic, Inc.                                                                                           4,628,628
       43,000   Mentor Corporation                                                                                        1,981,440
-----------------------------------------------------------------------------------------------------------------------------------
                Total Health Care Equipment & Supplies                                                                   14,434,113
                -------------------------------------------------------------------------------------------------------------------

                Health Care Providers & Services - 1.7%

       24,500   Aetna Inc.                                                                                                2,310,595
        7,100   AmericGroup Corporation, (1)                                                                                138,166
       51,800   Caremark Rx, Inc., (1)                                                                                    2,682,722
       39,000   Coventry Health Care, Inc., (1)                                                                           2,221,440
      121,700   UnitedHealth Group Incorporated                                                                           7,562,438
       66,800   Wellpoint Inc., (1)                                                                                       5,329,972
-----------------------------------------------------------------------------------------------------------------------------------
                Total Health Care Providers & Services                                                                   20,245,333
                -------------------------------------------------------------------------------------------------------------------

                Hotels, Restaurants & Leisure - 1.1%

       71,750   GTECH Holdings Corporation                                                                                2,277,345
       68,500   International Game Technology                                                                             2,108,430
      215,800   McDonald's Corporation                                                                                    7,276,776
       31,000   Starwood Hotels & Resorts Worldwide, Inc.                                                                 1,979,660
-----------------------------------------------------------------------------------------------------------------------------------
                Total Hotels, Restaurants & Leisure                                                                      13,642,211
                -------------------------------------------------------------------------------------------------------------------

                Household Durables - 1.0%

      119,400   Maytag Corporation                                                                                        2,247,108
      184,850   Newell Rubbermaid Inc.                                                                                    4,395,733
       44,700   The Stanley Works                                                                                         2,147,388
       38,500   Whirlpool Corporation                                                                                     3,224,760
-----------------------------------------------------------------------------------------------------------------------------------
                Total Household Durables                                                                                 12,014,989
                -------------------------------------------------------------------------------------------------------------------

                Household Products - 1.4%

       67,900   Colgate-Palmolive Company                                                                                 3,724,315
      229,375   The Procter & Gamble Company                                                                             13,276,225
-----------------------------------------------------------------------------------------------------------------------------------
                Total Household Products                                                                                 17,000,540
                -------------------------------------------------------------------------------------------------------------------

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Industrial Conglomerates - 3.9%

       83,000   3M Co.                                                                                               $    6,432,500
      958,350   General Electric Company                                                                                 33,590,168
       57,500   Genuine Parts Company                                                                                     2,525,400
      171,850   Tyco International Ltd.                                                                                   4,959,591
-----------------------------------------------------------------------------------------------------------------------------------
                Total Industrial Conglomerates                                                                           47,507,659
                -------------------------------------------------------------------------------------------------------------------

                Insurance - 2.8%

      125,350   American Financial Realty Trust                                                                           1,504,200
      223,100   American International Group, Inc.                                                                       15,222,113
      118,050   Arthur J. Gallagher & Co.                                                                                 3,645,384
       51,050   Fidelity National Financial, Inc.                                                                         1,878,130
      131,800   Marsh & McLennan Companies, Inc.                                                                          4,185,968
       35,150   Mercury General Corporation                                                                               2,046,433
       41,400   The Allstate Corporation                                                                                  2,238,498
       81,750   Unitrin, Inc.                                                                                             3,682,838
-----------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                          34,403,564
                -------------------------------------------------------------------------------------------------------------------

                Internet & Catalog Retail - 0.3%

       72,750   Amazon.com, Inc., (1)                                                                                     3,430,163
       18,150   IAC/InterActiveCorp., (1)                                                                                   513,827
-----------------------------------------------------------------------------------------------------------------------------------
                Total Internet & Catalog Retail                                                                           3,943,990
                -------------------------------------------------------------------------------------------------------------------

                Internet Software & Services - 2.4%

      341,600   eBay Inc., (1)                                                                                           14,774,200
       10,300   Google Inc., Class A, (1)                                                                                 4,273,058
      267,900   Yahoo! Inc., (1)                                                                                         10,496,322
-----------------------------------------------------------------------------------------------------------------------------------
                Total Internet Software & Services                                                                       29,543,580
                -------------------------------------------------------------------------------------------------------------------

                IT Services - 0.2%

       86,700   Electronic Data Systems Corporation                                                                       2,084,268
-----------------------------------------------------------------------------------------------------------------------------------

                Leisure Equipment & Products - 0.3%

       96,600   Mattel, Inc.                                                                                              1,528,212
       34,500   Polaris Industries Inc.                                                                                   1,731,900
-----------------------------------------------------------------------------------------------------------------------------------
                Total Leisure Equipment & Products                                                                        3,260,112
                -------------------------------------------------------------------------------------------------------------------

                Machinery - 1.4%

       58,050   Briggs & Stratton Corporation                                                                             2,251,760
      112,400   Caterpillar Inc.                                                                                          6,493,348
       52,750   Graco Inc.                                                                                                1,924,320
       24,400   Pentair, Inc.                                                                                               842,288
       76,400   SPX Corporation                                                                                           3,496,828
       67,000   The Timken Company                                                                                        2,145,340
-----------------------------------------------------------------------------------------------------------------------------------
                Total Machinery                                                                                          17,153,884
                -------------------------------------------------------------------------------------------------------------------

                Media - 2.2%

       59,150   Catalina Marketing Corporation                                                                            1,499,453
        8,687   CCE Spinco Inc., (1)                                                                                        113,800
       69,500   Clear Channel Communications, Inc.                                                                        2,185,775
      144,450   News Corporation, Class A                                                                                 2,246,198
       28,100   Omnicom Group Inc.                                                                                        2,392,153
      234,500   Regal Entertainment Group, Class A                                                                        4,460,190
      469,850   Sirius Satellite Radio Inc., (1)                                                                          3,147,995
      141,500   The Walt Disney Company                                                                                   3,391,755
      161,900   Time Warner Inc.                                                                                          2,823,536
       92,800   Viacom Inc., Class B, (1)                                                                                 3,025,280
       66,850   XM Satellite Radio Holdings Inc., Class A, (1)                                                            1,823,668
-----------------------------------------------------------------------------------------------------------------------------------
                Total Media                                                                                              27,109,803
                -------------------------------------------------------------------------------------------------------------------

      Portfolio of Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Metals & Mining - 0.6%

      121,500   Alcoa Inc.                                                                                           $    3,592,755
      140,000   Companhia Siderurgica Nacional S.A., Sponsored ADR                                                        2,996,000
       17,500   Southern Copper Corporation                                                                               1,172,150
-----------------------------------------------------------------------------------------------------------------------------------
                Total Metals & Mining                                                                                     7,760,905
                -------------------------------------------------------------------------------------------------------------------

                Multiline Retail - 0.8%

       33,096   Federated Department Stores, Inc.                                                                         2,195,258
       93,000   Nordstrom, Inc.                                                                                           3,478,200
       20,877   Sears Holding Corporation, (1)                                                                            2,411,920
       41,500   Target Corporation                                                                                        2,281,255
-----------------------------------------------------------------------------------------------------------------------------------
                Total Multiline Retail                                                                                   10,366,633
                -------------------------------------------------------------------------------------------------------------------

                Multi-Utilities - 1.1%

      181,250   Duke Energy Corporation                                                                                   4,975,313
       88,300   National Fuel Gas Company                                                                                 2,754,077
        6,600   National Grid PLC                                                                                           321,354
       95,800   ONEOK, Inc.                                                                                               2,551,154
       42,100   Public Service Enterprise Group Incorporated                                                              2,735,237
-----------------------------------------------------------------------------------------------------------------------------------
                Total Multi-Utilities                                                                                    13,337,135
                -------------------------------------------------------------------------------------------------------------------

                Oil, Gas & Consumable Fuels - 4.6%

       12,800   BP Prudhoe Bay Royalty Trust                                                                                852,480
      183,650   ChevronTexaco Corporation                                                                                10,425,811
       74,000   ConocoPhillips                                                                                            4,305,320
      545,550   Exxon Mobil Corporation                                                                                  30,643,544
       88,800   Royal Dutch Shell PLC, Class A, ADR                                                                       5,460,312
       46,000   San Juan Basin Royalty Trust                                                                              2,004,680
       18,400   Total SA, Sponsored ADR                                                                                   2,325,760
-----------------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                                        56,017,907
                -------------------------------------------------------------------------------------------------------------------

                Paper & Forest Products - 0.1%

       37,000   Bowater Incorporated                                                                                      1,136,640
-----------------------------------------------------------------------------------------------------------------------------------

                Pharmaceuticals - 6.7%

      152,900   Abbott Laboratories                                                                                       6,028,847
      406,450   Bristol-Myers Squibb Company                                                                              9,340,221
       54,400   Celgene Corporation, (1)                                                                                  3,525,120
      134,950   Eli Lilly and Company                                                                                     7,636,821
       81,300   GlaxoSmithKline plc, ADR                                                                                  4,104,024
      255,150   Johnson & Johnson                                                                                        15,334,515
      385,050   Merck & Co. Inc.                                                                                         12,248,441
      698,250   Pfizer Inc.                                                                                              16,283,190
      125,350   Schering-Plough Corporation                                                                               2,613,548
      139,850   Wyeth                                                                                                     6,442,890
-----------------------------------------------------------------------------------------------------------------------------------
                Total Pharmaceuticals                                                                                    83,557,617
                -------------------------------------------------------------------------------------------------------------------

                Real Estate - 1.7%

       22,000   American Home Mortgage Investment Corp.                                                                     716,540
      277,600   Crescent Real Estate Equities Company                                                                     5,502,032
      101,900   First Industrial Realty Trust, Inc.                                                                       3,923,145
       64,300   Friedman, Billings, Ramsey Group, Inc., Class A                                                             636,570
       59,500   Health Care REIT, Inc.                                                                                    2,017,045
       86,200   Hospitality Properties Trust                                                                              3,456,615
      246,550   HRPT Properties Trust                                                                                     2,551,788
      112,500   Nationwide Health Properties, Inc.                                                                        2,407,500
-----------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate                                                                                        21,211,235
                -------------------------------------------------------------------------------------------------------------------

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Semiconductors & Equipment - 5.9%

       84,500   Advanced Micro Devices, Inc., (1)                                                                    $    2,585,700
       81,900   Altera Corporation, (1)                                                                                   1,517,607
      109,800   Analog Devices, Inc.                                                                                      3,938,526
      292,300   Applied Materials, Inc.                                                                                   5,243,862
       86,600   Broadcom Corporation, Class A, (1)                                                                        4,083,190
       43,200   Cree, Inc., (1)                                                                                           1,090,368
       58,000   Freescale Semiconductor, Inc., (1)                                                                        1,461,020
    1,021,350   Intel Corporation                                                                                        25,492,896
       12,700   International Rectifier Corporation, (1)                                                                    405,130
       51,550   KLA-Tencor Corporation                                                                                    2,542,962
       72,550   Linear Technology Corporation                                                                             2,616,879
       59,150   Marvell Technology Group Ltd, (1)                                                                         3,317,724
      123,350   Maxim Integrated Products, Inc.                                                                           4,470,204
      123,350   National Semiconductor Corporation                                                                        3,204,633
      228,250   Texas Instruments Incorporated                                                                            7,319,978
      130,650   Xilinx, Inc.                                                                                              3,293,687
-----------------------------------------------------------------------------------------------------------------------------------
                Total Semiconductors & Equipment                                                                         72,584,366
                -------------------------------------------------------------------------------------------------------------------

                Software - 6.7%

       49,754   Activision Inc., (1)                                                                                        683,620
      190,764   Adobe Systems Incorporated                                                                                7,050,637
       71,500   Autodesk, Inc.                                                                                            3,070,925
      102,500   Computer Associates International, Inc.                                                                   2,889,475
       77,600   Electronic Arts Inc. (EA), (1)                                                                            4,059,256
    1,674,950   Microsoft Corporation                                                                                    43,799,943
      754,500   Oracle Corporation, (1)                                                                                   9,212,445
       41,500   SAP AG, Sponsored ADR                                                                                     1,870,405
      185,600   Siebel Systems, Inc.                                                                                      1,963,648
      326,621   Symantec Corporation, (1)                                                                                 5,715,868
       58,650   Verisign, Inc., (1)                                                                                       1,285,608
-----------------------------------------------------------------------------------------------------------------------------------
                Total Software                                                                                           81,601,830
                -------------------------------------------------------------------------------------------------------------------

                Specialty Retail - 2.4%

       18,900   Abercrombie & Fitch Co., Class A                                                                          1,231,902
       33,400   American Eagle Outfitters, Inc.                                                                             767,532
       88,950   Best Buy Co., Inc.                                                                                        3,867,546
       65,000   Cabela's Incorporated, (1)                                                                                1,079,000
       48,900   Chicos FAS, Inc., (1)                                                                                     2,148,177
       81,900   Claire's Stores, Inc.                                                                                     2,393,118
      126,450   Limited Brands, Inc.                                                                                      2,826,158
       53,150   Lowe's Companies, Inc.                                                                                    3,542,979
       62,100   Michaels Stores, Inc.                                                                                     2,196,477
       24,000   Pier 1 Imports, Inc.                                                                                        209,520
       64,150   The Gap, Inc.                                                                                             1,131,606
      210,000   The Home Depot, Inc.                                                                                      8,500,800
-----------------------------------------------------------------------------------------------------------------------------------
                Total Specialty Retail                                                                                   29,894,815
                -------------------------------------------------------------------------------------------------------------------

                Thrifts & Mortgage Finance - 0.4%

      261,200   New York Community Bancorp, Inc.                                                                          4,315,024
-----------------------------------------------------------------------------------------------------------------------------------

                Tobacco - 1.9%

      252,400   Altria Group, Inc.                                                                                       18,859,328
       56,950   Loews Corp - Carolina Group                                                                               2,505,231
       22,700   Reynolds American Inc.                                                                                    2,163,991
-----------------------------------------------------------------------------------------------------------------------------------
                Total Tobacco                                                                                            23,528,550
                -------------------------------------------------------------------------------------------------------------------

                Wireless Telecommunication Services - 0.2%

       84,500   China Mobile Hong Kong Limited, Sponsored ADR                                                             2,031,380
-----------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $1,110,658,910)                                                             1,178,361,768
                ===================================================================================================================

      Portfolio of Investments December 31, 2005

                                                                                    Notional   Expiration   Strike
    Contracts Type                                                                 Amount(3)         Date    Price            Value
-----------------------------------------------------------------------------------------------------------------------------------
                Put Options - 0.2%

          553   Nasdaq 100 Index                                             $    77,420,000      1/21/06    $1400   $        9,678
          766   Nasdaq 100 Index                                                 114,900,000      2/18/06     1500          256,610
          427   Nasdaq 100 Index                                                  64,050,000      3/18/06     1500          311,710
        1,065   S&P 500 Index                                                    119,812,500      1/21/06     1125           21,300
          982   S&P 500 Index                                                    110,475,000      2/18/06     1125          142,390
        1,468   S&P 500 Index                                                    168,820,000      2/18/06     1150          337,640
        1,467   S&P 500 Index                                                    172,372,500      2/18/06     1175          557,460
        1,026   S&P 500 Index                                                    115,425,000      3/18/06     1125          348,840
        1,066   S&P 500 Index                                                    122,590,000      3/18/06     1150          543,660
-----------------------------------------------------------------------------------------------------------------------------------
        8,820   Total Put Options (cost $3,346,175)                            1,065,865,000                              2,529,288
===================================================================================================================================

    Principal
 Amount (000)   Description                                                           Coupon     Maturity                     Value
-----------------------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 5.0%
                Repurchase Agreement with State Street Bank, dated 12/30/05, repurchase price $60,911,494, collateralized by
                  $62,730,000 U.S. Treasury Notes, 3.875%, due 5/15/09,
$      60,890     valued at $62,110,792                                               3.250%      1/03/06                60,889,506
=============----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $60,889,506)                                                          60,889,506
                -------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,174,894,591) - 101.3%                                                      1,241,780,562
                ===================================================================================================================

                                                                                    Notional   Expiration   Strike
    Contracts   Type                                                               Amount(3)         Date    Price            Value
-----------------------------------------------------------------------------------------------------------------------------------
                Call Options(2)- (1.4)%

          180   Mini-NDX 100 Index                                           $    (2,925,000)     1/21/06   $162.5          (59,400)
        1,845   Mini-NDX 100 Index                                               (30,442,500)     1/21/06    165.0         (332,100)
        1,370   Mini-NDX 100 Index                                               (22,947,500)     1/21/06    167.5         (119,875)
          590   Mini-NDX 100 Index                                                (9,735,000)     2/18/06    165.0         (194,700)
        2,613   Mini-NDX 100 Index                                               (43,767,750)     2/18/06    167.5         (561,795)
          164   Nasdaq 100 Index                                                 (26,650,000)     1/21/06     1625         (535,460)
          231   Nasdaq 100 Index                                                 (38,115,000)     1/21/06     1650         (415,800)
           52   Nasdaq 100 Index                                                  (8,710,000)     1/21/06     1675          (44,980)
          139   Nasdaq 100 Index                                                 (23,630,000)     1/21/06     1700          (52,125)
          172   Nasdaq 100 Index                                                 (28,380,000)     2/18/06     1650         (563,300)
          188   Nasdaq 100 Index                                                 (31,490,000)     2/18/06     1675         (393,860)
          140   Nasdaq 100 Index                                                 (23,800,000)     2/18/06     1700         (180,600)
        1,641   S&P 500 Index                                                   (201,022,500)     1/21/06     1225       (4,832,745)
        1,751   S&P 500 Index                                                   (218,875,000)     1/21/06     1250       (2,118,710)
          966   S&P 500 Index                                                   (123,165,000)     1/21/06     1275         (297,045)
          966   S&P 500 Index                                                   (118,335,000)     2/18/06     1225       (3,714,270)
          884   S&P 500 Index                                                   (110,500,000)     2/18/06     1250       (1,922,700)
          866   S&P 500 Index                                                   (110,415,000)     2/18/06     1275         (857,340)
-----------------------------------------------------------------------------------------------------------------------------------
       14,758   Total Call Options (premiums received $32,582,025)            (1,172,905,250)                           (17,196,805)
===================================================================================================================================
                Other Assets Less Liabilities - 0.1%                                                                        950,889
                ===================================================================================================================
                Net Assets - 100%                                                                                    $1,225,534,646
                ===================================================================================================================

(1)   Non-income producing.

(2) The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options.

(3) For disclosure purposes, Notional Amount is calculated by multiplying the number of Contracts by Strike Price multiplied by 100.

ADR   American Depositary Receipt.

                                 See accompanying notes to financial statements.

Nuveen Equity Premium Advantage Fund (JLA)
Portfolio of
      Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Common Stocks - 97.6%

                Aerospace & Defense - 1.0%

       41,300   Honeywell International Inc.                                                                         $    1,538,425
       26,200   The Boeing Company                                                                                        1,840,288
       29,900   United Technologies Corporation                                                                           1,671,709
-----------------------------------------------------------------------------------------------------------------------------------
                Total Aerospace & Defense                                                                                 5,050,422
                -------------------------------------------------------------------------------------------------------------------

                Air Freight & Logistics - 0.5%

       33,700   United Parcel Service, Inc., Class B                                                                      2,532,555
-----------------------------------------------------------------------------------------------------------------------------------

                Airlines - 0.3%

       77,100   Southwest Airlines Co.                                                                                    1,266,753
-----------------------------------------------------------------------------------------------------------------------------------

                Automobiles - 0.7%

      100,700   Ford Motor Company                                                                                          777,404
       87,800   General Motors Corporation                                                                                1,705,076
       16,400   Harley-Davidson Inc.                                                                                        844,436
-----------------------------------------------------------------------------------------------------------------------------------
                Total Automobiles                                                                                         3,326,916
                -------------------------------------------------------------------------------------------------------------------

                Beverages - 0.7%

       23,200   PepsiCo, Inc.                                                                                             1,370,656
       47,200   The Coca-Cola Company                                                                                     1,902,632
-----------------------------------------------------------------------------------------------------------------------------------
                Total Beverages                                                                                           3,273,288
                -------------------------------------------------------------------------------------------------------------------

                Biotechnology - 5.4%

      128,100   Amgen Inc., (1)                                                                                          10,101,966
       73,600   Biogen Idec Inc., (1)                                                                                     3,336,288
       23,000   Cephalon, Inc., (1)                                                                                       1,489,020
       12,400   Charles River Laboratories International, Inc., (1)                                                         525,388
       11,700   Genentech, Inc., (1)                                                                                      1,082,250
       61,300   Genzyme Corporation, (1)                                                                                  4,338,814
       80,200   Gilead Sciences, Inc., (1)                                                                                4,220,926
        5,900   Human Genome Sciences, Inc., (1)                                                                             50,504
       19,500   Sepracor Inc., (1)                                                                                        1,006,200
-----------------------------------------------------------------------------------------------------------------------------------
                Total Biotechnology                                                                                      26,151,356
                -------------------------------------------------------------------------------------------------------------------

                Capital Markets - 1.4%

       13,200   Legg Mason, Inc.                                                                                          1,579,908
       35,700   Morgan Stanley                                                                                            2,025,618
       74,000   The Charles Schwab Corporation                                                                            1,085,580
        9,100   The Goldman Sachs Group, Inc.                                                                             1,162,161
       51,000   Waddell & Reed Financial, Inc., Class A                                                                   1,069,470
-----------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                     6,922,737
                -------------------------------------------------------------------------------------------------------------------

                Chemicals - 1.4%

       18,700   Cabot Microelectronics Corporation, (1)                                                                     548,471
       55,000   E.I. Du Pont de Nemours and Company                                                                       2,337,500
       35,300   Lyondell Chemical Company                                                                                   840,846
       22,000   Olin Corporation                                                                                            432,960
       52,000   RPM International, Inc.                                                                                     903,240
       36,600   The Dow Chemical Company                                                                                  1,603,812
-----------------------------------------------------------------------------------------------------------------------------------
                Total Chemicals                                                                                           6,666,829
                -------------------------------------------------------------------------------------------------------------------

      Portfolio of Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks - 3.7%

       94,900   Bank of America Corporation                                                                          $    4,379,635
       33,600   Commerce Bancorp, Inc.                                                                                    1,156,176
        1,400   HSBC Holdings plc, Sponsored ADR                                                                            112,658
      110,000   Lloyds TSB Group plc, Sponsored ADR                                                                       3,718,000
       40,100   TCF Financial Corporation                                                                                 1,088,314
       38,100   The Bank of New York Company, Inc.                                                                        1,213,485
       63,800   U.S. Bancorp.                                                                                             1,906,982
       38,800   Wachovia Corporation                                                                                      2,050,968
       32,600   Wells Fargo & Company                                                                                     2,048,258
-----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                   17,674,476
                -------------------------------------------------------------------------------------------------------------------

                Commercial Services & Supplies - 3.1%

       38,800   Automatic Data Processing, Inc.                                                                           1,780,532
       41,400   Cendant Corporation                                                                                         714,150
       28,200   CheckFree Corp., (1)                                                                                      1,294,380
       13,800   Corporate Executive Board Company                                                                         1,237,860
       29,700   First Data Corporation                                                                                    1,277,397
       23,400   Global Payments Inc.                                                                                      1,090,674
       15,900   ITT Educational Services, Inc., (1)                                                                         939,849
       24,000   Manpower Inc.                                                                                             1,116,000
       65,500   Paychex, Inc.                                                                                             2,496,860
       26,600   Pitney Bowes Inc.                                                                                         1,123,850
       21,500   SEI Investments Company                                                                                     795,500
      103,600   The ServiceMaster Company                                                                                 1,238,020
-----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Services & Supplies                                                                     15,105,072
                -------------------------------------------------------------------------------------------------------------------

                Communications Equipment - 6.8%

      515,200   Cisco Systems, Inc., (1)                                                                                  8,820,224
       68,300   Corning Incorporated, (1)                                                                                 1,342,778
       29,400   Harris Corporation                                                                                        1,264,494
      263,500   JDS Uniphase Corporation, (1)                                                                               621,860
       49,500   Juniper Networks Inc., (1)                                                                                1,103,850
       72,900   Motorola, Inc.                                                                                            1,646,811
       21,200   Nokia Oyj, Sponsored ADR                                                                                    387,960
      385,500   QUALCOMM Inc.                                                                                            16,607,340
       17,100   Research In Motion Limited, (1)                                                                           1,128,771
-----------------------------------------------------------------------------------------------------------------------------------
                Total Communications Equipment                                                                           32,924,088
                -------------------------------------------------------------------------------------------------------------------

                Computers & Peripherals - 6.6%

      228,400   Apple Computer, Inc., (1)                                                                                16,419,676
      118,300   Dell Inc., (1)                                                                                            3,547,817
      105,500   EMC Corporation, (1)                                                                                      1,436,910
      100,200   Hewlett-Packard Company                                                                                   2,868,726
       48,700   International Business Machines Corporation (IBM)                                                         4,003,140
       59,000   Network Appliance Inc., (1)                                                                               1,593,000
       31,500   SanDisk Corporation, (1)                                                                                  1,978,830
-----------------------------------------------------------------------------------------------------------------------------------
                Total Computers & Peripherals                                                                            31,848,099
                -------------------------------------------------------------------------------------------------------------------

                Consumer Finance - 0.3%

        3,740   Ameriprise Financial Inc.                                                                                   153,340
       47,500   MBNA Corporation                                                                                          1,289,625
-----------------------------------------------------------------------------------------------------------------------------------
                Total Consumer Finance                                                                                    1,442,965
                -------------------------------------------------------------------------------------------------------------------

                Containers & Packaging - 0.6%

       74,200   Packaging Corp of America                                                                                 1,702,890
       34,400   Sonoco Products Company                                                                                   1,011,360
-----------------------------------------------------------------------------------------------------------------------------------
                Total Containers & Packaging                                                                              2,714,250
                -------------------------------------------------------------------------------------------------------------------

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Diversified Financial Services - 2.9%

       18,700   American Express Company                                                                             $      962,302
      115,400   Citigroup Inc.                                                                                            5,600,362
       36,000   Eaton Vance Corporation                                                                                     984,960
       89,700   JPMorgan Chase & Co.                                                                                      3,560,193
       20,000   Moody's Corporation                                                                                       1,228,400
        4,400   The Chicago Merchantile Exchange                                                                          1,616,956
-----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                     13,953,173
                -------------------------------------------------------------------------------------------------------------------

                Diversified Telecommunication Services - 2.1%

      161,913   AT&T Inc.                                                                                                 3,965,249
       54,100   BellSouth Corporation                                                                                     1,466,110
       29,300   Chunghwa Telecom Co., Ltd., Sponsored ADR                                                                   537,655
       88,214   Sprint Nextel Corporation                                                                                 2,060,679
       75,700   Verizon Communications Inc.                                                                               2,280,084
-----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Telecommunication Services                                                             10,309,777
                -------------------------------------------------------------------------------------------------------------------

                Electric Utilities - 0.7%

       21,600   Exelon Corporation                                                                                        1,147,824
       28,300   Great Plains Energy Incorporated                                                                            791,268
       30,400   OGE Energy Corp.                                                                                            814,416
       43,700   TECO Energy, Inc.                                                                                           750,766
-----------------------------------------------------------------------------------------------------------------------------------
                Total Electric Utilities                                                                                  3,504,274
                -------------------------------------------------------------------------------------------------------------------

                Electrical Equipment - 1.1%

       13,000   Cooper Industries, Ltd., Class A                                                                            949,000
       33,700   Emerson Electric Co.                                                                                      2,517,390
       22,400   Hubbell Incorporated, Class B                                                                             1,010,688
       15,500   Rockwell Automation, Inc.                                                                                   916,980
-----------------------------------------------------------------------------------------------------------------------------------
                Total Electrical Equipment                                                                                5,394,058
                -------------------------------------------------------------------------------------------------------------------

                Electronic Equipment & Instruments - 0.6%

       16,300   Amphenol Corporation, Class A                                                                               721,438
       33,700   Arrow Electronics, Inc., (1)                                                                              1,079,411
       23,200   Roper Industries Inc.                                                                                       916,632
-----------------------------------------------------------------------------------------------------------------------------------
                Total Electronic Equipment & Instruments                                                                  2,717,481
                -------------------------------------------------------------------------------------------------------------------

                Energy Equipment & Services - 1.1%

       15,000   Cooper Cameron Corporation, (1)                                                                             621,000
       21,300   Diamond Offshore Drilling, Inc.                                                                           1,481,628
        9,000   ENSCO International Incorporated                                                                            399,150
       26,400   Halliburton Company                                                                                       1,635,744
       35,000   Smith International, Inc.                                                                                 1,298,850
-----------------------------------------------------------------------------------------------------------------------------------
                Total Energy Equipment & Services                                                                         5,436,372
                -------------------------------------------------------------------------------------------------------------------

                Food & Staples Retailing - 1.5%

       69,400   Albertson's, Inc.                                                                                         1,481,690
       33,900   CVS Corporation                                                                                             895,638
       32,500   Walgreen Co.                                                                                              1,438,450
       75,300   Wal-Mart Stores, Inc.                                                                                     3,524,040
-----------------------------------------------------------------------------------------------------------------------------------
                Total Food & Staples Retailing                                                                            7,339,818
                -------------------------------------------------------------------------------------------------------------------

                Food Products - 0.2%

       13,900   Monsanto Company                                                                                          1,077,667
-----------------------------------------------------------------------------------------------------------------------------------
                Gas Utilities - 0.8%

       48,600   Atmos Energy Corporation                                                                                  1,271,376
       50,200   Nicor Inc.                                                                                                1,973,362

      Portfolio of Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Gas Utilities (continued)

       26,700   Piedmont Natural Gas Company                                                                         $      645,072
-----------------------------------------------------------------------------------------------------------------------------------
                Total Gas Utilities                                                                                       3,889,810
                -------------------------------------------------------------------------------------------------------------------

                Health Care Equipment & Supplies - 1.4%

       57,300   Applera Corporation-Applied Biosystems Group                                                              1,521,888
       37,800   Baxter International Inc.                                                                                 1,423,170
       26,700   Boston Scientific Corporation, (1)                                                                          653,883
       10,500   Guidant Corporation                                                                                         679,875
       34,300   Medtronic, Inc.                                                                                           1,974,651
       12,400   Stryker Corporation                                                                                         550,932
        2,500   Zimmer Holdings, Inc., (1)                                                                                  168,600
-----------------------------------------------------------------------------------------------------------------------------------
                Total Health Care Equipment & Supplies                                                                    6,972,999
                -------------------------------------------------------------------------------------------------------------------

                Health Care Providers & Services - 1.2%

       19,800   Caremark Rx, Inc., (1)                                                                                    1,025,442
       15,100   Medco Health Solutions, Inc., (1)                                                                           842,580
       33,700   UnitedHealth Group Incorporated                                                                           2,094,118
       12,000   Universal Health Services, Inc., Class B                                                                    560,880
       16,600   Wellpoint Inc., (1)                                                                                       1,324,514
-----------------------------------------------------------------------------------------------------------------------------------
                Total Health Care Providers & Services                                                                    5,847,534
                -------------------------------------------------------------------------------------------------------------------

                Hotels, Restaurants & Leisure - 2.2%

       27,600   International Game Technology                                                                               849,528
       45,500   McDonald's Corporation                                                                                    1,534,260
       20,500   Outback Steakhouse, Inc.                                                                                    853,005
      182,400   Starbucks Corporation, (1)                                                                                5,473,824
       15,700   Starwood Hotels & Resorts Worldwide, Inc.                                                                 1,002,602
       20,300   Wendy's International, Inc.                                                                               1,121,778
-----------------------------------------------------------------------------------------------------------------------------------
                Total Hotels, Restaurants & Leisure                                                                      10,834,997
                -------------------------------------------------------------------------------------------------------------------

                Household Durables - 0.9%

        9,300   Black & Decker Corporation                                                                                  808,728
       37,300   Furniture Brands International, Inc.                                                                        832,909
       38,500   Newell Rubbermaid Inc.                                                                                      915,530
       32,100   Tupperware Corporation                                                                                      719,040
       12,700   Whirlpool Corporation                                                                                     1,063,752
-----------------------------------------------------------------------------------------------------------------------------------
                Total Household Durables                                                                                  4,339,959
                -------------------------------------------------------------------------------------------------------------------

                Household Products - 0.9%

       76,565   The Procter & Gamble Company                                                                              4,431,582
-----------------------------------------------------------------------------------------------------------------------------------

                Industrial Conglomerates - 2.7%

       30,000   3M Co.                                                                                                    2,325,000
      256,900   General Electric Company                                                                                  9,004,345
       59,400   Tyco International Ltd.                                                                                   1,714,284
-----------------------------------------------------------------------------------------------------------------------------------
                Total Industrial Conglomerates                                                                           13,043,629
                -------------------------------------------------------------------------------------------------------------------

                Insurance - 2.1%

       24,500   AFLAC Incorporated                                                                                        1,137,290
       68,000   American Financial Realty Trust                                                                             816,000
       63,400   American International Group, Inc.                                                                        4,325,782
       29,600   Arthur J. Gallagher & Co.                                                                                   914,048
       32,700   Fidelity National Financial, Inc.                                                                         1,203,033
        5,722   Fidelity National Title Group Inc., Class A                                                                 139,331
       13,600   Prudential Financial, Inc.                                                                                  995,384
       14,400   Unitrin, Inc.                                                                                               648,720
-----------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                          10,179,588
                -------------------------------------------------------------------------------------------------------------------

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Internet & Catalog Retail - 0.8%

       39,200   Amazon.com, Inc., (1)                                                                                $    1,848,280
       22,250   Expedia, Inc., (1)                                                                                          533,110
       45,750   IAC/InterActiveCorp., (1)                                                                                 1,295,183
-----------------------------------------------------------------------------------------------------------------------------------
                Total Internet & Catalog Retail                                                                           3,676,573
                -------------------------------------------------------------------------------------------------------------------

                Internet Software & Services - 3.3%

      207,600   eBay Inc., (1)                                                                                            8,978,700
        4,000   Google Inc., Class A, (1)                                                                                 1,659,440
      134,400   Yahoo! Inc., (1)                                                                                          5,265,792
-----------------------------------------------------------------------------------------------------------------------------------
                Total Internet Software & Services                                                                       15,903,932
                -------------------------------------------------------------------------------------------------------------------

                IT Services - 0.4%

       44,300   Electronic Data Systems Corporation                                                                       1,064,972
        7,300   Infosys Technologies Limited, Sponsored ADR                                                                 590,278
        4,200   SRA International, Inc., (1)                                                                                128,268
-----------------------------------------------------------------------------------------------------------------------------------
                Total IT Services                                                                                         1,783,518
                -------------------------------------------------------------------------------------------------------------------

                Leisure Equipment & Products - 0.1%

       14,000   Polaris Industries Inc.                                                                                     702,800
-----------------------------------------------------------------------------------------------------------------------------------

                Machinery - 1.4%

       23,900   Briggs & Stratton Corporation                                                                               927,081
       29,600   Caterpillar Inc.                                                                                          1,709,992
       18,200   Danaher Corporation                                                                                       1,015,196
       15,700   Eaton Corporation                                                                                         1,053,313
       22,700   Graco Inc.                                                                                                  828,096
       23,300   SPX Corporation                                                                                           1,066,441
-----------------------------------------------------------------------------------------------------------------------------------
                Total Machinery                                                                                           6,600,119
                -------------------------------------------------------------------------------------------------------------------

                Media - 3.6%

        4,037   CCE Spinco Inc., (1)                                                                                         52,885
       32,300   Clear Channel Communications, Inc.                                                                        1,015,835
      151,200   Comcast Corporation, Special Class A, (1)                                                                 3,884,328
       22,900   Dow Jones & Company, Inc.                                                                                   812,721
       72,400   News Corporation, Class A                                                                                 1,125,820
       12,800   Omnicom Group Inc.                                                                                        1,089,664
       77,400   Regal Entertainment Group, Class A                                                                        1,472,148
      259,400   Sirius Satellite Radio Inc., (1)                                                                          1,737,980
       45,800   The DIRECTV Group, Inc., (1)                                                                                646,696
       45,600   The Walt Disney Company                                                                                   1,093,032
      121,600   Time Warner Inc.                                                                                          2,120,704
       49,300   Viacom Inc., Class B, (1)                                                                                 1,607,180
       30,100   XM Satellite Radio Holdings Inc., Class A, (1)                                                              821,128
-----------------------------------------------------------------------------------------------------------------------------------
                Total Media                                                                                              17,480,121
                -------------------------------------------------------------------------------------------------------------------

                Metals & Mining - 0.4%

       29,600   Alcoa Inc.                                                                                                  875,272
       56,000   Companhia Siderurgica Nacional S.A., Sponsored ADR                                                        1,198,400
-----------------------------------------------------------------------------------------------------------------------------------
                Total Metals & Mining                                                                                     2,073,672
                -------------------------------------------------------------------------------------------------------------------

                Multiline Retail - 1.4%

       11,331   Federated Department Stores, Inc.                                                                           751,585
       16,800   J.C. Penney Company, Inc.                                                                                   934,080
       32,200   Sears Holding Corporation, (1)                                                                            3,720,066
       23,300   Target Corporation                                                                                        1,280,801
-----------------------------------------------------------------------------------------------------------------------------------
                Total Multiline Retail                                                                                    6,686,532
                -------------------------------------------------------------------------------------------------------------------

      Portfolio of Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Multi-Utilities - 0.6%

       61,600   Duke Energy Corporation                                                                              $    1,690,920
       22,300   ONEOK, Inc.                                                                                                 593,849
       30,500   Vectren Corporation                                                                                         828,380
-----------------------------------------------------------------------------------------------------------------------------------
                Total Multi-Utilities                                                                                     3,113,149
                -------------------------------------------------------------------------------------------------------------------

                Oil, Gas & Consumable Fuels - 3.2%

       71,100   ChevronTexaco Corporation                                                                                 4,036,347
       38,700   ConocoPhillips                                                                                            2,251,566
      151,700   Exxon Mobil Corporation                                                                                   8,520,989
        4,800   Noble Energy, Inc.                                                                                          193,440
        5,100   Pogo Producing Company                                                                                      254,031
-----------------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                                        15,256,373
                -------------------------------------------------------------------------------------------------------------------

                Paper & Forest Products - 0.4%

       18,000   International Paper Company                                                                                 604,980
       20,400   Weyerhaeuser Company                                                                                      1,353,336
-----------------------------------------------------------------------------------------------------------------------------------
                Total Paper & Forest Products                                                                             1,958,316
                -------------------------------------------------------------------------------------------------------------------

                Pharmaceuticals - 4.3%

       10,600   Abbott Laboratories                                                                                         417,958
      109,600   Bristol-Myers Squibb Company                                                                              2,518,608
       29,000   Celgene Corporation, (1)                                                                                  1,879,200
       50,200   Eli Lilly and Company                                                                                     2,840,818
       20,700   GlaxoSmithKline plc, ADR                                                                                  1,044,936
       65,900   Johnson & Johnson                                                                                         3,960,590
      110,300   Merck & Co. Inc.                                                                                          3,508,643
       22,300   Pfizer Inc.                                                                                                 520,036
       55,400   Schering-Plough Corporation                                                                               1,155,090
       52,100   Telik, Inc., (1)                                                                                            885,179
       46,200   Wyeth                                                                                                     2,128,434
-----------------------------------------------------------------------------------------------------------------------------------
                Total Pharmaceuticals                                                                                    20,859,492
                -------------------------------------------------------------------------------------------------------------------

                Real Estate - 1.1%

       67,400   Health Care REIT, Inc.                                                                                    2,284,860
      101,500   HRPT Properties Trust                                                                                     1,050,525
       66,600   Nationwide Health Properties, Inc.                                                                        1,425,240
       50,400   Trustreet Properties, Inc.                                                                                  736,848
-----------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate                                                                                         5,497,473
                -------------------------------------------------------------------------------------------------------------------

                Road & Rail - 0.3%

       17,500   Burlington Northern Santa Fe Corporation                                                                  1,239,350
-----------------------------------------------------------------------------------------------------------------------------------

                Semiconductors & Equipment - 8.1%

       47,900   Advanced Micro Devices, Inc., (1)                                                                         1,465,740
       47,400   Analog Devices, Inc.                                                                                      1,700,238
      106,300   Applied Materials, Inc.                                                                                   1,907,022
       44,400   Broadcom Corporation, Class A, (1)                                                                        2,093,460
       32,300   Cymer, Inc., (1)                                                                                          1,146,973
       63,900   Fairchild Semiconductor International Inc., Class A, (1)                                                  1,080,549
       22,800   FormFactor Inc., (1)                                                                                        557,004
       46,600   Freescale Semiconductor, Inc., (1)                                                                        1,173,854
       60,580   Integrated Device Technology, Inc., (1)                                                                     798,444
      463,600   Intel Corporation                                                                                        11,571,456
       24,700   KLA-Tencor Corporation                                                                                    1,218,451
       35,300   Marvell Technology Group Ltd, (1)                                                                         1,979,977
       74,400   Maxim Integrated Products, Inc.                                                                           2,696,256
       49,000   Micrel, Incorporated, (1)                                                                                   568,400
       75,200   Micron Technology, Inc., (1)                                                                              1,000,912
       53,400   National Semiconductor Corporation                                                                        1,387,332

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Semiconductors & Equipment (continued)

       37,200   Semtech Corporation, (1)                                                                             $      679,272
      114,419   Taiwan Semiconductor Manufacturing Company Ltd., Sponsored ADR                                            1,133,892
       88,400   Texas Instruments Incorporated                                                                            2,834,988
      245,967   United Microelectronics Corporation, ADR                                                                    767,417
       20,100   Varian Semiconductor Equipment Associate, (1)                                                               882,993
-----------------------------------------------------------------------------------------------------------------------------------
                Total Semiconductors & Equipment                                                                         38,644,630
                -------------------------------------------------------------------------------------------------------------------

                Software - 10.0%

       92,500   Adobe Systems Incorporated                                                                                3,418,800
       39,700   Autodesk, Inc.                                                                                            1,705,115
       73,400   Cadence Design Systems, Inc., (1)                                                                         1,241,928
       48,600   Computer Associates International, Inc.                                                                   1,370,034
       58,600   Electronic Arts Inc. (EA), (1)                                                                            3,065,366
       30,450   Hyperion Solutions Corporation, (1)                                                                       1,090,719
      852,100   Microsoft Corporation                                                                                    22,282,415
      428,300   Oracle Corporation, (1)                                                                                   5,229,543
       16,800   SAP AG, Sponsored ADR                                                                                       757,176
       32,000   Satyam Computer Services Limited, ADR                                                                     1,170,880
      126,100   Siebel Systems, Inc.                                                                                      1,334,138
       33,200   Sybase, Inc., (1)                                                                                           725,752
      225,610   Symantec Corporation, (1)                                                                                 3,948,175
       18,900   The Reynolds and Reynolds Company                                                                           530,523
-----------------------------------------------------------------------------------------------------------------------------------
                Total Software                                                                                           47,870,564
                -------------------------------------------------------------------------------------------------------------------

                Specialty Retail - 1.6%

       28,650   Best Buy Co., Inc.                                                                                        1,245,702
       18,000   Cabela's Incorporated, (1)                                                                                  298,800
       32,600   Claire's Stores, Inc.                                                                                       952,572
       40,900   Limited Brands, Inc.                                                                                        914,115
       24,500   Lowe's Companies, Inc.                                                                                    1,633,170
       66,900   The Home Depot, Inc.                                                                                      2,708,112
-----------------------------------------------------------------------------------------------------------------------------------
                Total Specialty Retail                                                                                    7,752,471
                -------------------------------------------------------------------------------------------------------------------

                Textiles, Apparel, & Luxury Goods - 0.2%

       24,400   Coach, Inc., (1)                                                                                            813,496
-----------------------------------------------------------------------------------------------------------------------------------

                Thrifts & Mortgage Finance - 0.2%

       53,100   New York Community Bancorp, Inc.                                                                            877,212
-----------------------------------------------------------------------------------------------------------------------------------

                Tobacco - 1.1%

       69,700   Altria Group, Inc.                                                                                        5,207,984
-----------------------------------------------------------------------------------------------------------------------------------

                Wireless Telecommunication Services - 0.2%

       46,400   China Mobile Hong Kong Limited, Sponsored ADR                                                             1,115,456
-----------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $443,292,522)                                                                 471,285,757
                ===================================================================================================================

                                                                                   Notional    Expiration   Strike
    Contracts   Type                                                              Amount(3)          Date    Price            Value
-----------------------------------------------------------------------------------------------------------------------------------
                Put Options - 0.2%

          449   Nasdaq 100 Index                                             $   62,860,000       1/21/06    $1400            7,858
          613   Nasdaq 100 Index                                                 91,950,000       2/18/06     1500          205,355
          344   Nasdaq 100 Index                                                 51,600,000       3/18/06     1500          251,120
          285   S&P 500 Index                                                    32,062,500       1/21/06     1125            5,700
          243   S&P 500 Index                                                    27,337,500       2/18/06     1125           35,235
          386   S&P 500 Index                                                    44,390,000       2/18/06     1150           88,780
          385   S&P 500 Index                                                    45,237,500       2/18/06     1175          146,300

      Portfolio of Investments December 31, 2005

                                                                                   Notional    Expiration   Strike
    Contracts   Type                                                              Amount(3)          Date    Price            Value
-----------------------------------------------------------------------------------------------------------------------------------
                Put Options (continued)

          299   S&P 500 Index                                                 $  33,637,500       3/18/06    $1125   $      101,660
          286   S&P 500 Index                                                    32,890,000       3/18/06     1150          145,860
-----------------------------------------------------------------------------------------------------------------------------------
        3,290   Total Put Options (cost $1,475,665)                             421,965,000                                 987,868
===================================================================================================================================

    Principal
 Amount (000)   Description                                                        Coupon        Maturity                  Value
-----------------------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 3.7%
                Repurchase Agreement with State Street Bank, dated 12/30/05, repurchase price $17,994,188, collateralized by
                  $18,605,000 U.S. Treasury Notes, 4.000%, due 11/15/12,
$      17,988     valued at $18,349,181                                               3.250%      1/03/06                17,987,692
=============----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $17,987,692)                                                          17,987,692
                ===================================================================================================================
                Total Investments (cost $462,755,879) - 101.5%                                                          490,261,317
                ===================================================================================================================

                                                                                   Notional    Expiration   Strike
    Contracts   Type                                                              Amount(3)          Date    Price            Value
-----------------------------------------------------------------------------------------------------------------------------------
                Call Options(2) - (1.3)%

          400   Mini-NDX 100 Index                                            $  (6,500,000)      1/21/06   $162.5         (132,000)
        1,130   Mini-NDX 100 Index                                              (18,927,500)      1/21/06    167.5          (98,875)
        1,580   Mini-NDX 100 Index                                              (26,070,000)      2/18/06    165.0         (521,400)
        1,580   Mini-NDX 100 Index                                              (26,465,000)      2/18/06    167.5         (339,700)
          120   Nasdaq 100 Index                                                (19,500,000)      1/21/06     1625         (391,800)
          318   Nasdaq 100 Index                                                (52,470,000)      1/21/06     1650         (572,400)
           70   Nasdaq 100 Index                                                (11,725,000)      1/21/06     1675          (60,550)
          124   Nasdaq 100 Index                                                (21,080,000)      1/21/06     1700          (46,500)
          183   Nasdaq 100 Index                                                (30,652,500)      2/18/06     1675         (383,385)
          123   Nasdaq 100 Index                                                (20,910,000)      2/18/06     1700         (158,670)
          401   S&P 500 Index                                                   (49,122,500)      1/21/06     1225       (1,180,945)
          483   S&P 500 Index                                                   (60,375,000)      1/21/06     1250         (584,430)
          268   S&P 500 Index                                                   (34,170,000)      1/21/06     1275          (82,410)
          268   S&P 500 Index                                                   (32,830,000)      2/18/06     1225       (1,030,460)
          242   S&P 500 Index                                                   (30,250,000)      2/18/06     1250         (526,350)
          222   S&P 500 Index                                                   (28,305,000)      2/18/06     1275         (219,780)
-----------------------------------------------------------------------------------------------------------------------------------
        7,512   Total Call Options (premiums received $13,854,368)             (469,352,500)                             (6,329,655)
===================================================================================================================================
                Other Assets Less Liabilities - (0.2)%                                                                     (952,491)
                ===================================================================================================================
                Net Assets - 100%                                                                                    $  482,979,171
                ===================================================================================================================

(1)   Non-income producing.

(2) The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options.

(3) For disclosure purposes, Notional Amount is calculated by multiplying the number of Contracts by Strike Price multiplied by 100.

ADR   American Depositary Receipt.

                                 See accompanying notes to financial statements.

Nuveen Equity Premium and Growth Fund (JPG)
Portfolio of
      Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Common Stocks - 95.7%

                Aerospace & Defense - 1.3%

        4,500   Goodrich Corporation                                                                                 $      184,950
       28,500   Honeywell International Inc.                                                                              1,061,625
       20,500   The Boeing Company                                                                                        1,439,920
       23,400   United Technologies Corporation                                                                           1,308,294
-----------------------------------------------------------------------------------------------------------------------------------
                Total Aerospace & Defense                                                                                 3,994,789
                -------------------------------------------------------------------------------------------------------------------

                Air Freight & Logistics - 0.6%

       25,200   United Parcel Service, Inc., Class B                                                                      1,893,780
-----------------------------------------------------------------------------------------------------------------------------------

                Airlines - 0.2%

        8,000   Airtrans Holdings Inc.                                                                                      128,240
       16,500   AMR Corporation-DEL, (1)                                                                                    366,795
        9,600   Continental Airlines, Inc., (1)                                                                             204,480
-----------------------------------------------------------------------------------------------------------------------------------
                Total Airlines                                                                                              699,515
                -------------------------------------------------------------------------------------------------------------------

                Auto Components - 0.1%

       12,000   Lear Corporation                                                                                            341,520
-----------------------------------------------------------------------------------------------------------------------------------

                Automobiles - 1.1%

      105,500   Ford Motor Company                                                                                          814,460
      129,500   General Motors Corporation                                                                                2,514,890
-----------------------------------------------------------------------------------------------------------------------------------
                Total Automobiles                                                                                         3,329,350
                -------------------------------------------------------------------------------------------------------------------

                Beverages - 0.4%

       35,000   The Coca-Cola Company                                                                                     1,410,850
-----------------------------------------------------------------------------------------------------------------------------------

                Biotechnology - 0.6%

       22,000   Amgen Inc., (1)                                                                                           1,734,920
-----------------------------------------------------------------------------------------------------------------------------------

                Capital Markets - 1.3%

        7,500   Administradora de Fondos de Pensiones Provida SA                                                            213,000
        9,000   Bay View Capital Corporation                                                                                160,200
       31,000   Morgan Stanley                                                                                            1,758,940
       36,000   The Charles Schwab Corporation                                                                              528,120
        8,500   The Goldman Sachs Group, Inc.                                                                             1,085,535
       16,800   Waddell & Reed Financial, Inc., Class A                                                                     352,296
-----------------------------------------------------------------------------------------------------------------------------------
                Total Capital Markets                                                                                     4,098,091
                -------------------------------------------------------------------------------------------------------------------

                Chemicals - 2.6%

       92,500   E.I. Du Pont de Nemours and Company                                                                       3,931,250
        7,500   Eastman Chemical Company                                                                                    386,925
       14,500   Lyondell Chemical Company                                                                                   345,390
       27,000   NL Industries Inc.                                                                                          380,430
       17,500   Olin Corporation                                                                                            344,400
       13,000   PPG Industries, Inc.                                                                                        752,700
        9,600   RPM International, Inc.                                                                                     166,752
       44,000   The Dow Chemical Company                                                                                  1,928,080
-----------------------------------------------------------------------------------------------------------------------------------
                Total Chemicals                                                                                           8,235,927
                -------------------------------------------------------------------------------------------------------------------

      Portfolio of Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Commercial Banks - 8.6%

      159,000   Bank of America Corporation                                                                          $    7,337,850
        7,500   BB&T Corporation                                                                                            314,325
        7,500   Comerica Incorporated                                                                                       425,700
       18,000   Fifth Third Bancorp.                                                                                        678,960
       53,500   First Horizon National Corporation                                                                        2,056,540
       18,000   Flagstar Bancorp Inc.                                                                                       259,200
       14,500   FNB Corporation PA                                                                                          251,720
       30,000   HSBC Holdings plc, Sponsored ADR                                                                          2,414,100
       34,000   Lloyds TSB Group plc, Sponsored ADR                                                                       1,149,200
        4,500   National Australia Bank Limited, Sponsored ADR                                                              534,375
       28,500   National City Corporation                                                                                   956,745
       28,200   Regions Financial Corporation                                                                               963,312
       26,400   TrustCo Bank Corporation NY                                                                                 327,888
       93,000   U.S. Bancorp.                                                                                             2,779,770
       49,800   Wachovia Corporation                                                                                      2,632,428
       28,800   Washington Mutual, Inc.                                                                                   1,252,800
       40,800   Wells Fargo & Company                                                                                     2,563,464
-----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                   26,898,377
                -------------------------------------------------------------------------------------------------------------------

                Commercial Services & Supplies - 1.3%

        4,500   Administaff Inc.                                                                                            189,225
       22,000   Automatic Data Processing, Inc.                                                                           1,009,580
        2,000   Avery Dennison Corporation                                                                                  110,540
       36,000   Cendant Corporation                                                                                         621,000
       23,000   Deluxe Corporation                                                                                          693,220
        8,000   Paychex, Inc.                                                                                               304,960
        2,500   Robert Half International Inc.                                                                               94,725
       79,500   Synagro Technologies, Inc.                                                                                  336,285
       38,500   The ServiceMaster Company                                                                                   460,075
       14,000   The Standard Register Company                                                                               221,340
-----------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Services & Supplies                                                                      4,040,950
                -------------------------------------------------------------------------------------------------------------------

                Communications Equipment - 1.8%

       87,000   Cisco Systems, Inc., (1)                                                                                  1,489,440
       42,000   Corning Incorporated, (1)                                                                                   825,720
       50,000   JDS Uniphase Corporation, (1)                                                                               118,000
       42,000   Lucent Technologies Inc.                                                                                    111,720
       53,000   Motorola, Inc.                                                                                            1,197,270
       43,500   QUALCOMM Inc.                                                                                             1,873,980
-----------------------------------------------------------------------------------------------------------------------------------
                Total Communications Equipment                                                                            5,616,130
                -------------------------------------------------------------------------------------------------------------------

                Computers & Peripherals - 2.2%

       23,000   Apple Computer, Inc., (1)                                                                                 1,653,470
       27,000   Dell Inc., (1)                                                                                              809,730
       65,500   Hewlett-Packard Company                                                                                   1,875,265
       33,000   International Business Machines Corporation (IBM)                                                         2,712,600
-----------------------------------------------------------------------------------------------------------------------------------
                Total Computers & Peripherals                                                                             7,051,065
                -------------------------------------------------------------------------------------------------------------------

                Consumer Finance - 0.1%

       17,000   MBNA Corporation                                                                                            461,550
-----------------------------------------------------------------------------------------------------------------------------------

                Containers & Packaging - 0.5%

       62,000   Packaging Corp of America                                                                                 1,422,900
-----------------------------------------------------------------------------------------------------------------------------------

                Diversified Financial Services - 4.4%

      178,500   Citigroup Inc.                                                                                            8,662,605
        9,000   Gladstone Capital Corporation                                                                               192,420
      104,500   JPMorgan Chase & Co.                                                                                      4,147,605

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Diversified Financial Services (continued)

        2,000   The Chicago Merchantile Exchange                                                                     $      734,980
-----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Financial Services                                                                     13,737,610
                -------------------------------------------------------------------------------------------------------------------

                Diversified Telecommunication Services - 4.0%

       23,500   Alaska Communications Systems Group Inc.                                                                    238,760
      118,000   AT&T Inc.                                                                                                 2,889,820
      115,000   Chunghwa Telecom Co., Ltd., Sponsored ADR                                                                 2,110,250
      125,500   Citizens Communications Company                                                                           1,534,865
        7,200   Compania Anonima Nacional Telefonos de Venezuela                                                            102,960
       37,500   FairPoint Communications Inc.                                                                               388,500
       10,200   PT Telekomunikasi Indonesia                                                                                 243,372
        8,400   Telecomunicacoes de Sao Paulo S.A                                                                           171,696
       16,800   Telstra Corporation Limited, ADR                                                                            240,744
       46,800   Valor Communications Group Inc.                                                                             533,520
      140,000   Verizon Communications Inc.                                                                               4,216,800
-----------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Telecommunication Services                                                             12,671,287
                -------------------------------------------------------------------------------------------------------------------

                Electric Utilities - 1.4%

        8,000   Ameren Corporation                                                                                          409,920
       20,500   Consolidated Edison, Inc.                                                                                   949,765
       12,000   Duquesne Light Holdings Inc.                                                                                195,840
        6,000   Enel SpA, Sponsored ADR                                                                                     235,920
       16,500   Great Plains Energy Incorporated                                                                            461,340
       25,000   Progress Energy, Inc.                                                                                     1,098,000
       11,500   The Southern Company                                                                                        397,095
       16,000   TXU Corporation                                                                                             803,040
-----------------------------------------------------------------------------------------------------------------------------------
                Total Electric Utilities                                                                                  4,550,920
                -------------------------------------------------------------------------------------------------------------------

                Electrical Equipment - 1.0%

        8,500   American Power Conversion Corporation                                                                       187,000
        2,500   Cooper Industries, Ltd., Class A                                                                            182,500
       30,000   Emerson Electric Co.                                                                                      2,241,000
        6,000   Hubbell Incorporated, Class B                                                                               270,720
        6,000   Rockwell Automation, Inc.                                                                                   354,960
-----------------------------------------------------------------------------------------------------------------------------------
                Total Electrical Equipment                                                                                3,236,180
                -------------------------------------------------------------------------------------------------------------------

                Electronic Equipment & Instruments - 0.0%

        3,600   MEMC Electronic Materials                                                                                    79,812
-----------------------------------------------------------------------------------------------------------------------------------

                Energy Equipment & Services - 1.4%

        8,500   Baker Hughes Incorporated                                                                                   516,630
       17,000   BJ Services Company                                                                                         623,390
        2,500   Diamond Offshore Drilling, Inc.                                                                             173,900
       17,500   Halliburton Company                                                                                       1,084,300
        7,000   National-Oilwell Varco Inc., (1)                                                                            438,900
       10,000   Schlumberger Limited                                                                                        971,500
        7,000   Transocean Inc., (1)                                                                                        487,830
-----------------------------------------------------------------------------------------------------------------------------------
                Total Energy Equipment & Services                                                                         4,296,450
                -------------------------------------------------------------------------------------------------------------------

                Food & Staples Retailing - 1.3%

       62,500   Albertson's, Inc.                                                                                         1,334,375
       14,000   CVS Corporation                                                                                             369,880
       48,000   Wal-Mart Stores, Inc.                                                                                     2,246,400
        3,600   Whole Foods Market, Inc.                                                                                    278,604
-----------------------------------------------------------------------------------------------------------------------------------
                Total Food & Staples Retailing                                                                            4,229,259
                -------------------------------------------------------------------------------------------------------------------

      Portfolio of Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Food Products - 1.2%

       79,000   ConAgra Foods, Inc.                                                                                  $    1,602,120
      120,000   Sara Lee Corporation                                                                                      2,268,000
-----------------------------------------------------------------------------------------------------------------------------------
                Total Food Products                                                                                       3,870,120
                -------------------------------------------------------------------------------------------------------------------

                Gas Utilities - 2.3%

        6,600   AGL Resources Inc.                                                                                          229,746
        6,000   Atmos Energy Corporation                                                                                    156,960
       77,000   KeySpan Corporation                                                                                       2,748,130
       41,000   Nicor Inc.                                                                                                1,611,710
       65,000   Peoples Energy Corporation                                                                                2,279,550
        3,000   Southwestern Energy Company, (1)                                                                            107,820
-----------------------------------------------------------------------------------------------------------------------------------
                Total Gas Utilities                                                                                       7,133,916
                -------------------------------------------------------------------------------------------------------------------

                Health Care Equipment & Supplies - 0.2%

        7,500   Baxter International Inc.                                                                                   282,375
        6,000   Guidant Corporation                                                                                         388,500
-----------------------------------------------------------------------------------------------------------------------------------
                Total Health Care Equipment & Supplies                                                                      670,875
                -------------------------------------------------------------------------------------------------------------------

                Health Care Providers & Services - 1.2%

        7,500   Caremark Rx, Inc., (1)                                                                                      388,425
        7,000   Coventry Health Care, Inc., (1)                                                                             398,720
        3,000   Express Scripts Inc., Class A                                                                               251,400
        2,500   LCA-Vision Inc.                                                                                             118,775
        3,000   Medco Health Solutions, Inc., (1)                                                                           167,400
       25,800   UnitedHealth Group Incorporated                                                                           1,603,212
       11,400   Wellpoint Inc., (1)                                                                                         909,606
-----------------------------------------------------------------------------------------------------------------------------------
                Total Health Care Providers & Services                                                                    3,837,538
                -------------------------------------------------------------------------------------------------------------------

                Hotels, Restaurants & Leisure - 0.8%

        9,600   Harrah's Entertainment, Inc.                                                                                684,384
        5,500   International Game Technology                                                                               169,290
       35,000   McDonald's Corporation                                                                                    1,180,200
       10,200   Wendy's International, Inc.                                                                                 563,652
-----------------------------------------------------------------------------------------------------------------------------------
                Total Hotels, Restaurants & Leisure                                                                       2,597,526
                -------------------------------------------------------------------------------------------------------------------

                Household Durables - 1.1%

        7,000   Furniture Brands International, Inc.                                                                        156,310
       13,500   Kimball International Inc., Class B                                                                         143,505
        6,000   Maytag Corporation                                                                                          112,920
       55,500   Newell Rubbermaid Inc.                                                                                    1,319,790
       12,000   Snap-on Incorporated                                                                                        450,720
       13,500   The Stanley Works                                                                                           648,540
        8,400   Whirlpool Corporation                                                                                       703,584
-----------------------------------------------------------------------------------------------------------------------------------
                Total Household Durables                                                                                  3,535,369
                -------------------------------------------------------------------------------------------------------------------

                Household Products - 2.1%

       20,000   Kimberly-Clark Corporation                                                                                1,193,000
       95,000   The Procter & Gamble Company                                                                              5,498,600
-----------------------------------------------------------------------------------------------------------------------------------
                Total Household Products                                                                                  6,691,600
                -------------------------------------------------------------------------------------------------------------------

                Industrial Conglomerates - 5.3%

       32,000   3M Co.                                                                                                    2,480,000
        6,700   American Standard Companies Inc.                                                                            267,665
      352,500   General Electric Company                                                                                 12,355,125
        7,200   Genuine Parts Company                                                                                       316,224
       47,400   Tyco International Ltd.                                                                                   1,367,964
-----------------------------------------------------------------------------------------------------------------------------------
                Total Industrial Conglomerates                                                                           16,786,978
                -------------------------------------------------------------------------------------------------------------------

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Insurance - 4.1%

       91,000   American Financial Realty Trust                                                                      $    1,092,000
       47,500   American International Group, Inc.                                                                        3,240,925
       12,000   Arthur J. Gallagher & Co.                                                                                   370,560
       12,000   Fidelity National Financial, Inc.                                                                           441,480
       36,000   Jefferson-Pilot Corporation                                                                               2,049,480
       42,000   Lincoln National Corporation                                                                              2,227,260
        6,000   Prudential Financial, Inc.                                                                                  439,140
       20,000   The Allstate Corporation                                                                                  1,081,400
       17,000   The St. Paul Travelers Companies, Inc.                                                                      759,390
        8,400   Unitrin, Inc.                                                                                               378,420
       10,200   XL Capital Ltd, Class A                                                                                     687,276
-----------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                          12,767,331
                -------------------------------------------------------------------------------------------------------------------

                Internet & Catalog Retail - 0.2%

       10,000   Amazon.com, Inc., (1)                                                                                       471,500
-----------------------------------------------------------------------------------------------------------------------------------

                Internet Software & Services - 1.7%

       35,500   eBay Inc., (1)                                                                                            1,535,375
        2,000   F5 Networks, Inc., (1)                                                                                      114,380
        2,400   Google Inc., Class A, (1)                                                                                   995,664
       77,000   United Online, Inc.                                                                                       1,094,940
       43,200   Yahoo! Inc., (1)                                                                                          1,692,576
-----------------------------------------------------------------------------------------------------------------------------------
                Total Internet Software & Services                                                                        5,432,935
                -------------------------------------------------------------------------------------------------------------------

                Leisure Equipment & Products - 0.4%

       11,500   Eastman Kodak Company                                                                                       269,100
       47,000   Mattel, Inc.                                                                                                743,540
        2,400   Polaris Industries Inc.                                                                                     120,480
-----------------------------------------------------------------------------------------------------------------------------------
                Total Leisure Equipment & Products                                                                        1,133,120
                -------------------------------------------------------------------------------------------------------------------

                Machinery - 0.7%

        2,500   Briggs & Stratton Corporation                                                                                96,975
       30,000   Caterpillar Inc.                                                                                          1,733,100
        3,000   Deere & Company                                                                                             204,330
        5,500   Reinhold Industries Inc., Class A                                                                           109,340
        4,200   Volvo AB                                                                                                    197,736
-----------------------------------------------------------------------------------------------------------------------------------
                Total Machinery                                                                                           2,341,481
                -------------------------------------------------------------------------------------------------------------------

                Media - 0.9%

        1,125   CCE Spinco Inc., (1)                                                                                         14,738
        9,000   Clear Channel Communications, Inc.                                                                          283,050
       15,600   Dow Jones & Company, Inc.                                                                                   553,644
       89,500   Regal Entertainment Group, Class A                                                                        1,702,290
       35,500   Sirius Satellite Radio Inc., (1)                                                                            237,850
-----------------------------------------------------------------------------------------------------------------------------------
                Total Media                                                                                               2,791,572
                -------------------------------------------------------------------------------------------------------------------

                Metals & Mining - 1.8%

        7,500   Alcoa Inc.                                                                                                  221,775
       56,000   Companhia Siderurgica Nacional S.A., Sponsored ADR                                                        1,198,400
        8,500   Gerdau SA                                                                                                   141,780
        1,500   Phelps Dodge Corporation                                                                                    215,805
       54,000   Southern Copper Corporation                                                                               3,616,920
       24,000   USEC Inc.                                                                                                   286,800
-----------------------------------------------------------------------------------------------------------------------------------
                Total Metals & Mining                                                                                     5,681,480
                -------------------------------------------------------------------------------------------------------------------

                Multiline Retail - 0.7%

        9,600   Federated Department Stores, Inc.                                                                           636,768
        5,500   J.C. Penney Company, Inc.                                                                                   305,800

      Portfolio of Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Multiline Retail (continued)

       19,500   Nordstrom, Inc.                                                                                      $      729,300
        9,000   Target Corporation                                                                                          494,730
-----------------------------------------------------------------------------------------------------------------------------------
                Total Multiline Retail                                                                                    2,166,598
                -------------------------------------------------------------------------------------------------------------------

                Multi-Utilities - 1.3%

        7,500   Dominion Resources, Inc.                                                                                    579,000
       76,000   Duke Energy Corporation                                                                                   2,086,200
       11,000   National Grid PLC                                                                                           535,590
       10,500   ONEOK, Inc.                                                                                                 279,615
       19,800   United Utilities plc, Sponsored ADR                                                                         461,736
-----------------------------------------------------------------------------------------------------------------------------------
                Total Multi-Utilities                                                                                     3,942,141
                -------------------------------------------------------------------------------------------------------------------

                Oil, Gas & Consumable Fuels - 6.9%

        6,000   Burlington Resources Inc.                                                                                   517,200
       69,000   ChevronTexaco Corporation                                                                                 3,917,130
       37,500   ConocoPhillips                                                                                            2,181,750
        4,200   Eni S.p.A., Sponsored ADR                                                                                   585,732
        6,000   EOG Resources, Inc.                                                                                         440,220
      185,000   Exxon Mobil Corporation                                                                                  10,391,450
        3,500   Kinder Morgan Inc.                                                                                          321,825
        7,800   Marathon Oil Corporation                                                                                    475,566
       13,000   Occidental Petroleum Corporation                                                                          1,038,440
       11,500   Royal Dutch Shell PLC, Class A, ADR                                                                         707,135
       11,000   Valero Energy Corporation                                                                                   567,600
        8,400   Williams Companies Inc.                                                                                     194,628
        9,600   XTO Energy, Inc.                                                                                            421,824
-----------------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                                        21,760,500
                -------------------------------------------------------------------------------------------------------------------

                Paper & Forest Products - 0.3%

        4,000   International Paper Company                                                                                 134,440
       13,000   MeadWestvaco Corporation                                                                                    364,390
        8,400   Weyerhaeuser Company                                                                                        557,256
-----------------------------------------------------------------------------------------------------------------------------------
                Total Paper & Forest Products                                                                             1,056,086
                -------------------------------------------------------------------------------------------------------------------

                Personal Products - 0.2%

       23,000   Avon Products, Inc.                                                                                         656,650
-----------------------------------------------------------------------------------------------------------------------------------

                Pharmaceuticals - 8.7%

       65,000   Abbott Laboratories                                                                                       2,562,950
      169,000   Bristol-Myers Squibb Company                                                                              3,883,620
       46,500   Eli Lilly and Company                                                                                     2,631,435
       94,000   Johnson & Johnson                                                                                         5,649,400
      140,500   Merck & Co. Inc.                                                                                          4,469,305
      258,500   Pfizer Inc.                                                                                               6,028,220
       36,000   Wyeth                                                                                                     1,658,520
-----------------------------------------------------------------------------------------------------------------------------------
                Total Pharmaceuticals                                                                                    26,883,450
                -------------------------------------------------------------------------------------------------------------------

                Real Estate - 3.7%

       12,000   Apartment Investment & Management Company, Class A                                                          454,440
        4,000   Colonial Properties Trust                                                                                   167,920
       79,000   Crescent Real Estate Equities Company                                                                     1,565,780
       43,500   Equity Office Properties Trust                                                                            1,319,355
        6,000   First Industrial Realty Trust, Inc.                                                                         231,000
       11,000   Glimcher Realty Trust                                                                                       267,520
       58,500   Health Care REIT, Inc.                                                                                    1,983,150
       47,000   Hospitality Properties Trust                                                                              1,884,700
       98,000   HRPT Properties Trust                                                                                     1,014,300
       10,000   Lexington Corporate Properties Trust                                                                        213,000

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Real Estate (continued)

       17,500   Mills Corporation                                                                                    $      733,950
       16,500   Nationwide Health Properties, Inc.                                                                          353,100
       10,000   New Century Financial Corporation                                                                           360,700
        8,500   Newcastle Investment Corporation                                                                            211,225
       10,500   Omega Healthcare Investors Inc.                                                                             132,195
       60,000   Trustreet Properties, Inc.                                                                                  877,200
-----------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate                                                                                        11,769,535
                -------------------------------------------------------------------------------------------------------------------

                Road & Rail - 0.2%

       26,500   Laidlaw International Inc.                                                                                  615,595
-----------------------------------------------------------------------------------------------------------------------------------

                Semiconductors & Equipment - 3.5%

       16,000   Advanced Micro Devices, Inc., (1)                                                                           489,600
       24,000   Analog Devices, Inc.                                                                                        860,880
       33,500   Applied Materials, Inc.                                                                                     600,990
       12,000   Broadcom Corporation, Class A, (1)                                                                          565,800
      185,000   Intel Corporation                                                                                         4,617,600
       21,000   Maxim Integrated Products, Inc.                                                                             761,040
       14,500   Microchip Technology Incorporated                                                                           466,175
       19,000   National Semiconductor Corporation                                                                          493,620
        6,700   NVIDIA Corporation, (1)                                                                                     244,952
       46,800   Texas Instruments Incorporated                                                                            1,500,876
       16,800   Xilinx, Inc.                                                                                                423,528
-----------------------------------------------------------------------------------------------------------------------------------
                Total Semiconductors & Equipment                                                                         11,025,061
                -------------------------------------------------------------------------------------------------------------------

                Software - 3.4%

       13,500   Adobe Systems Incorporated                                                                                  498,960
        5,500   Autodesk, Inc.                                                                                              236,225
        4,500   Electronic Arts Inc. (EA), (1)                                                                              235,395
      289,000   Microsoft Corporation                                                                                     7,557,350
       66,500   Oracle Corporation, (1)                                                                                     811,965
        5,500   Red Hat, Inc., (1)                                                                                          149,820
       46,500   Siebel Systems, Inc.                                                                                        491,970
       36,000   Symantec Corporation, (1)                                                                                   630,000
-----------------------------------------------------------------------------------------------------------------------------------
                Total Software                                                                                           10,611,685
                -------------------------------------------------------------------------------------------------------------------

                Specialty Retail - 2.3%

        7,500   Abercrombie & Fitch Co., Class A                                                                            488,850
       17,000   American Eagle Outfitters, Inc.                                                                             390,660
       17,000   Best Buy Co., Inc.                                                                                          739,160
        7,500   Chicos FAS, Inc., (1)                                                                                       329,475
       22,000   Limited Brands, Inc.                                                                                        491,700
       16,000   Lowe's Companies, Inc.                                                                                    1,066,560
        7,000   Office Depot Inc.                                                                                           219,800
       22,500   Pier 1 Imports, Inc.                                                                                        196,425
       14,000   The Gap, Inc.                                                                                               246,960
       59,000   The Home Depot, Inc.                                                                                      2,388,320
        7,500   The Talbots, Inc.                                                                                           208,650
       11,000   The TJX Companies, Inc.                                                                                     255,530
        5,500   Tiffany & Co                                                                                                210,595
        3,600   Urban Outfitters, Inc., (1)                                                                                  91,116
-----------------------------------------------------------------------------------------------------------------------------------
                Total Specialty Retail                                                                                    7,323,801
                -------------------------------------------------------------------------------------------------------------------

                Textiles, Apparel, & Luxury Goods - 0.2%

        7,500   Cherokee Inc.                                                                                               257,925
        8,500   Coach, Inc., (1)                                                                                            283,390
-----------------------------------------------------------------------------------------------------------------------------------
                Total Textiles, Apparel, & Luxury Goods                                                                     541,315
                -------------------------------------------------------------------------------------------------------------------

      Portfolio of Investments December 31, 2005

       Shares   Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Thrifts & Mortgage Finance - 1.1%

       13,000   Capitol Federal Financial                                                                            $      428,220
       20,500   Fannie Mae                                                                                                1,000,605
      115,000   New York Community Bancorp, Inc.                                                                          1,899,800
-----------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                          3,328,625
                -------------------------------------------------------------------------------------------------------------------

                Tobacco - 2.8%

       88,000   Altria Group, Inc.                                                                                        6,575,360
        1,500   Reynolds American Inc.                                                                                      142,995
       36,000   UST Inc.                                                                                                  1,469,880
       31,800   Vector Group Ltd.                                                                                           577,806
-----------------------------------------------------------------------------------------------------------------------------------
                Total Tobacco                                                                                             8,766,041
                -------------------------------------------------------------------------------------------------------------------

                Transportation Infrastructure - 0.1%

        6,000   Grupo Aeroportuario del Sureste SA de CV                                                                    194,040
        4,000   Stolt-Nielsen S.A., Sponsored ADR                                                                           132,080
-----------------------------------------------------------------------------------------------------------------------------------
                Total Transportation Infrastructure                                                                         326,120
                -------------------------------------------------------------------------------------------------------------------

                Wireless Telecommunication Services - 0.1%

       12,000   Vodafone Group PLC                                                                                          257,640
-----------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $304,033,751)                                                                 300,805,416
                ===================================================================================================================

                                                                                   Notional    Expiration   Strike
    Contracts   Type                                                              Amount(3)          Date    Price            Value
-----------------------------------------------------------------------------------------------------------------------------------
                Put Options - 0.2%

          290   S&P 500 Index                                                 $  32,625,000       1/21/06    $1125            5,800
          248   S&P 500 Index                                                    27,900,000       2/18/06     1125           35,960
          395   S&P 500 Index                                                    45,425,000       2/18/06     1150           90,850
          396   S&P 500 Index                                                    46,530,000       2/18/06     1175          150,480
          312   S&P 500 Index                                                    35,100,000       3/18/06     1125          106,080
          290   S&P 500 Index                                                    33,350,000       3/18/06     1150          147,900
-----------------------------------------------------------------------------------------------------------------------------------
        1,931   Total Put Options (cost $558,175)                               220,930,000                                 537,070
===================================================================================================================================

    Principal
 Amount (000)   Description                                                          Coupon      Maturity                     Value
-----------------------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 5.4%
                Repurchase Agreement with State Street Bank, dated 12/30/05, repurchase price $16,990,113, collateralized by
                  $12,600,000 U.S. Treasury Bonds, 7.875%, due 2/15/21,
$      16,984     valued at $17,325,000                                               3.250%      1/03/06                16,983,980
=============----------------------------------------------------------------------------------------------------------------------
                 Total Short-Term Investments (cost $16,983,980)                                                         16,983,980
                ===================================================================================================================
                 Total Investments (cost $321,575,906) - 101.3%                                                         318,326,466
                ===================================================================================================================

                                                                                   Notional    Expiration   Strike
    Contracts   Type                                                              Amount(3)          Date    Price            Value
-----------------------------------------------------------------------------------------------------------------------------------
                Call Options(2) - (1.2)%
          416   S&P 500 Index                                                 $ (50,960,000)      1/21/06    $1225       (1,225,120)
          492   S&P 500 Index                                                   (61,500,000)      1/21/06     1250         (595,320)
          269   S&P 500 Index                                                   (34,297,500)      1/21/06     1275          (82,718)
          269   S&P 500 Index                                                   (32,952,500)      2/18/06     1225       (1,034,305)
          254   S&P 500 Index                                                   (31,750,000)      2/18/06     1250         (552,450)
          231   S&P 500 Index                                                   (29,452,500)      2/18/06     1275         (228,690)
-----------------------------------------------------------------------------------------------------------------------------------
        1,931   Total Call Options (premiums received $6,274,596)              (240,912,500)                             (3,718,603)
===================================================================================================================================
                Other Assets Less Liabilities - (0.1)%                                                                     (406,148)
                ===================================================================================================================
                Net Assets - 100%                                                                                    $  314,201,715
                ===================================================================================================================

(1)   Non-income producing.

(2) The Fund may designate up to 100% of its Common Stock investments to cover outstanding Call Options.

(3) For disclosure purposes, Notional Amount is calculated by multiplying the number of Contracts by Strike Price multiplied by 100.

ADR   American Depositary Receipt.

                                 See accompanying notes to financial statements.

Statement of
      Assets and Liabilities December 31, 2005

                                                                        Equity             Equity           Equity           Equity
                                                                       Premium            Premium          Premium          Premium
                                                                        Income        Opportunity        Advantage       and Growth
                                                                         (JPZ)              (JSN)            (JLA)            (JPG)
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $671,168,318, $1,174,894,591,
  $462,755,879 and $321,575,906, respectively)                    $717,556,166     $1,241,780,562     $490,261,317     $318,326,466
Receivables:
  Dividends                                                          1,384,023          1,838,001          500,557          455,680
  Interest                                                               6,913             10,994            3,248            3,067
  Reclaims                                                               2,970              6,677               --               --
Other assets                                                             7,332              4,904            3,414               --
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                    718,957,404      1,243,641,138      490,768,536      318,785,213
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Call options written, at value (premiums received $17,469,697,
  $32,582,025, $13,854,368 and $6,274,596, respectively)            10,330,550         17,196,805        6,329,655        3,718,603
Accrued expenses:
  Management fees                                                      354,847            601,180          284,372          232,782
  Offering costs                                                            --                 --        1,011,592          549,945
  Other                                                                222,510            308,507          163,746           82,168
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                10,907,907         18,106,492        7,789,365        4,583,498
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                        $708,049,497     $1,225,534,646     $482,979,171     $314,201,715
===================================================================================================================================
Shares outstanding                                                  38,321,275         65,679,911       25,632,480       16,505,240
===================================================================================================================================
Net asset value per share outstanding                             $      18.48     $        18.66     $      18.84     $      19.04
===================================================================================================================================

Net assets consist of:
-----------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                  $    383,213     $      656,799     $    256,325     $    165,052
Paid-in surplus                                                    681,156,832      1,184,510,035      471,021,419      314,425,032
Undistributed (Over-distribution of) net investment income                  --                 --               --          609,808
Accumulated net realized gain (loss) from investments and
  derivative transactions                                          (27,017,543)       (41,903,379)     (23,328,724)        (304,730)
Net unrealized appreciation (depreciation) of investments and
  derivative transactions                                           53,526,995         82,271,191       35,030,151         (693,447)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                        $708,049,497     $1,225,534,646     $482,979,171     $314,201,715
===================================================================================================================================
Authorized shares                                                    Unlimited          Unlimited        Unlimited        Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      Operations

                                                                          Equity        Equity          Equity           Equity
                                                                         Premium        Premium         Premium         Premium
                                                                          Income      Opportunity      Advantage       and Growth
                                                                          (JPZ)          (JSN)           (JLA)            (JPG)
                                                                      -------------  --------------  --------------  --------------
                                                                                     For the Period  For the Period  For the Period
                                                                                            1/26/05         5/25/05        11/22/05
                                                                                      (commencement   (commencement   (commencement
                                                                               Year  of operations)  of operations)  of operations)
                                                                              Ended         through         through         through
                                                                           12/31/05        12/31/05        12/31/05        12/31/05
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign taxes withheld of $17,924, $148,285,
 $23,430 and $0, respectively)                                         $ 19,786,157    $ 24,268,055    $  4,126,656     $   477,560
Interest                                                                    911,593       2,016,776         720,083         456,785
-----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                  20,697,750      26,284,831       4,846,739         934,345
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                           6,318,263       9,728,949       2,512,735         255,290
Shareholders' servicing agent fees and expenses                                 630             646             107             238
Custodian's fees and expenses                                               174,245         231,641          81,339           8,091
Trustees' fees and expenses                                                  18,881          27,195           7,751             792
Professional fees                                                            30,694          46,080          29,316          12,329
Shareholders' reports - printing and mailing expenses                       105,100         167,321          76,848          37,342
Stock exchange listing fees                                                  27,003              --              --              --
Investor relations expense                                                  117,582         184,769          51,525           5,123
Other expenses                                                               87,884         212,877          93,028           5,542
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement      6,880,282      10,599,478       2,852,649         324,747
  Custodian fee credit                                                      (99,456)       (227,267)        (80,100)           (210)
  Expense reimbursement                                                  (2,143,124)     (3,349,412)       (564,641)             --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                              4,637,702       7,022,799       2,207,908         324,537
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    16,060,048      19,262,032       2,638,831         609,808
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) Net realized gain (loss) from:
  Investments                                                           (18,142,299)    (36,918,822)    (11,273,386)        (48,900)
  Option contracts written                                               16,747,831       4,493,069      (8,846,038)       (255,830)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                             9,016,071      66,885,971      27,505,438      (3,249,440)
  Option contracts written                                               10,174,269      15,385,220       7,524,713       2,555,993
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                  17,795,872      49,845,438      14,910,727        (998,177)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  $ 33,855,920    $ 69,107,470    $ 17,549,558     $  (388,369)
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      Changes in Net Assets

                                                                                                      Equity
                                                                                                      Premium
                                                                        Equity Premium              Opportunity
                                                                         Income (JPZ)                  (JSN)
                                                               ------------------------------      --------------
                                                                               For the Period      For the Period
                                                                                     10/26/04             1/26/05
                                                                                (commencement       (commencement
                                                                       Year    of operations)      of operations)
                                                                      Ended           through             through
                                                                   12/31/05          12/31/04            12/31/05
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                          $ 16,060,048      $  4,491,508      $   19,262,032
Net realized gain (loss) from:
  Investments                                                   (18,142,299)          361,386         (36,918,822)
  Option contracts written                                       16,747,831       (25,984,460)          4,493,069
Change in net unrealized appreciation (depreciation) of:
  Investments                                                     9,016,071        37,371,777          66,885,971
  Option contracts written                                       10,174,269        (3,035,122)         15,385,220
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations            33,855,920        13,205,089          69,107,470
-----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                                      (15,325,480)       (5,226,076)        (19,262,032)
From accumulated net realized gains                                      --                --          (9,477,626)
Tax return of capital                                           (49,390,391)          (84,048)        (67,663,695)
-----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders       (64,715,871)       (5,310,124)        (96,403,353)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Net proceeds from sale of shares and offering
     costs adjustments                                               67,480       713,053,231       1,228,579,554
Net proceeds from shares issued to shareholders
     due to reinvestment of distributions                        14,947,821         2,845,867          24,150,891
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital
     share transactions                                          15,015,301       715,899,098       1,252,730,445
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                           (15,844,650)      723,794,063       1,225,434,562
Net assets at the beginning of period                           723,894,147           100,084             100,084
-----------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                $708,049,497      $723,894,147      $1,225,534,646
=================================================================================================================
Undistributed (Over-distribution of) net investment income
     at the end of period                                      $         --      $   (734,568)     $           --
=================================================================================================================

                                                                  Equity             Equity
                                                                  Premium            Premium
                                                                 Advantage          and Growth
                                                                   (JLA)              (JPG)
                                                               --------------     --------------
                                                               For the Period     For the Period
                                                                      5/25/05           11/22/05
                                                                (commencement      (commencement
                                                               of operations)     of operations)
                                                                      through           through
                                                                     12/31/05          12/31/05
-----------------------------------------------------------------------------------------------
Operations
Net investment income                                            $  2,638,831      $    609,808
Net realized gain (loss) from:
  Investments                                                     (11,273,386)          (48,900)
  Option contracts written                                         (8,846,038)         (255,830)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                      27,505,438        (3,249,440)
  Option contracts written                                          7,524,713         2,555,993
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations              17,549,558          (388,369)
-----------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                                         (2,638,831)               --
From accumulated net realized gains                                (3,209,300)               --
Tax return of capital                                             (17,292,115)               --
-----------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders         (23,140,246)               --
-----------------------------------------------------------------------------------------------
Capital Share Transactions
Net proceeds from sale of shares and offering
     costs adjustments                                            484,128,408       314,490,000
Net proceeds from shares issued to shareholders
     due to reinvestment of distributions                           4,341,367                --
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital
     share transactions                                           488,469,775       314,490,000
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                             482,879,087       314,101,631
Net assets at the beginning of period                                 100,084           100,084
-----------------------------------------------------------------------------------------------
Net assets at the end of period                                  $482,979,171      $314,201,715
===============================================================================================
Undistributed (Over-distribution of) net investment income
     at the end of period                                        $         --      $    609,808
===============================================================================================

                                 See accompanying notes to financial statements.

Notes to
      Financial Statements

1. General Information and Significant Accounting Policies

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Equity Premium Income Fund
(JPZ), Nuveen Equity Premium Opportunity Fund (JSN), Nuveen Equity Premium Advantage Fund (JLA) and Nuveen Equity Premium and Growth Fund (JPG). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), Equity Premium Income's (JPZ) previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

Prior to the commencement of operations, each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by the Adviser, the recording of the organization expenses ($11,500 for Equity Premium Income (JPZ) and $13,500 per Fund for Equity Premium Opportunity
(JSN), Equity Premium Advantage (JLA) and Equity Premium and Growth (JPG)) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Each Fund seeks to provide a high level of current income and gains by investing primarily in a diversified equity portfolio that seeks to substantially replicate price movements of either the Standard & Poor's 500 Stock Index or a weighted average of the Standard & Poor's 500 Stock Index and the NASDAQ-100 Index and is designed to support the Funds' index option strategy.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed equity securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Equity securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Prices of index options are provided through an independent pricing service approved by the Funds' Board of Trustees. If the pricing service is unable to supply a price for a derivative investment the Funds may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. In establishing a fair value, the Board of Trustees, or its designee, will use a wide variety of market data including prices of comparable securities, indications of value from security dealers, general market conditions and other information and analysis. Short-term investments are valued at amortized cost, which approximates market value.

Index options are generally valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 ET, which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Board of Trustees, or its designee, will determine a fair value for the options. Any such fair valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the fair valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances.

Investment Transactions

Investment  transactions are recorded on a trade date basis.  Realized gains and
losses  from   investment   transactions   are   determined   on  the   specific
identification method.

Option Transactions

Each Fund purchases index put options and writes (sells) index call options. The purchase of put options involves the risk of loss of all or part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities.

When the Funds write an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value of the written option until the option expires or the Funds enter into a closing purchase transaction. When an index call option expires or the Funds enter into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Funds, as writers of an index call option, bear the risk of an unfavorable change in the market value of the index underlying the written option.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Funds intend to make monthly cash distributions to shareholders of a stated dollar amount based on each Fund's net investment income, net realized capital gains, and/or net unrealized capital gains in the Fund's portfolio, if any, and cash flows generated by each Fund's index option strategy. Each Fund seeks to maintain a stable distribution level, subject to approval and oversight by the Funds' Board of Trustees. Distributions will be made only after any interest and required principal payments on borrowings, if any. If for any monthly distribution, net investment income, net realized capital gain and cash flows generated by the index option strategy were less than the amount of the distribution, the difference would be distributed from Fund assets and would be treated by shareholders as a return of capital for tax purposes. For example, the Funds may distribute income early in the fiscal year that would initially be characterized as being taxable as short-term capital gains, but it could incur net short-term capital losses later in the fiscal year, thereby offsetting the income otherwise taxable as short-term capital gains for which distributions have already been made by the Funds. Moreover, in a rising equity market in which both the Funds' portfolios of stocks and the market index on which the Funds write and buy options rise in value, the Funds may realize capital losses in connection with their written index call options, while the largely reciprocal increases in the value of the Fund's portfolio of stocks will be treated as unrealized capital gains in this circumstance. The Funds' net cash flows may equal or exceed the amount of distributions paid, while the combination of their net income and net realized capital gains may be far less than the amount of the distributions made, in which the difference will be treated as a return of capital for tax purposes. The final determination of the source of all distributions for the year are made after the end of the year and reflected in the accompanying financial statements.

Real Estate Investment Trust ("REIT") distributions received by the Funds are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2005, the character of distributions to the Funds from the REITs was as follows:

                                              Equity          Equity         Equity          Equity
                                             Premium         Premium        Premium     Premium and
                                              Income     Opportunity      Advantage          Growth
                                               (JPZ)           (JSN)          (JLA)           (JPG)
---------------------------------------------------------------------------------------------------
Ordinary income of the Funds                   60.14%          46.28%         49.62%          46.66%
Long-term and short-term capital gains         21.75           20.99           1.75           17.49
Return of REIT capital                         18.11           32.73          48.63           35.85
===================================================================================================

Notes to
      Financial Statements (continued)

For the fiscal year ended December 31, 2005, each Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the fiscal year ended December 31, 2005, each Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to the Funds shareholders.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,500 for Equity Premium Income (JPZ) and $13,500 per Fund for Equity Premium Opportunity (JSN), Equity Premium Advantage (JLA) and Equity Premium and Growth (JPG)) and pay all offering costs (other than the sales load) that exceed $.04 per share for each of the Funds. Equity Premium Income's (JPZ), Equity Premium Opportunity's (JSN), Equity Premium Advantage's (JLA) and Equity Premium and Growth's (JPG) share of offering costs ($1,028,288, $1,351,576, $1,011,592 and $660,000, respectively) were recorded as reductions of the proceeds from the sale of shares.

Indemnifications

Under the Funds' organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Shares were as follows:

                                                                                 Equity Premium                  Equity Premium
                                                                                  Income (JPZ)                Opportunity (JSN)
                                                                       --------------------------------     -------------------
                                                                                         For the Period          For the Period
                                                                                               10/26/04                 1/26/05
                                                                           Year        (commencement of        (commencement of
                                                                          Ended             operations)             operations)
                                                                       12/31/05        through 12/31/04        through 12/31/05
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                  --              37,390,000              64,394,300
Shares issued to shareholders due
  to reinvestment of distributions                                      778,657                 147,378               1,280,371
-------------------------------------------------------------------------------------------------------------------------------
                                                                        778,657              37,537,378              65,674,671
===============================================================================================================================

                                                                                    Equity Premium               Equity Premium
                                                                                   Advantage (JLA)             and Growth (JPG)
                                                                               -------------------          -------------------
                                                                                    For the Period               For the Period
                                                                                           5/25/05                     11/22/05
                                                                                  (commencement of             (commencement of
                                                                                       operations)                  operations)
                                                                                  through 12/31/05             through 12/31/05
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                             25,400,000                   16,500,000
Shares issued to shareholders due
  to reinvestment of distributions                                                         227,240                           --
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        25,627,240                   16,500,000
===============================================================================================================================

3. Investment Transactions

Purchases and sales of investments (including put options but excluding call options and short-term investments) were as follows:

                                                         Equity                Equity               Equity               Equity
                                                        Premium               Premium              Premium              Premium
                                                         Income           Opportunity            Advantage           and Growth
                                                          (JPZ)                 (JSN)                (JLA)                (JPG)
                                                 --------------      ----------------    -----------------     ----------------
                                                                       For the Period       For the Period       For the Period
                                                                              1/26/05              5/25/05             11/22/05
                                                           Year         (commencement        (commencement        (commencement
                                                          Ended        of operations)       of operations)       of operations)
                                                       12/31/05      through 12/31/05     through 12/31/05     through 12/31/05
-------------------------------------------------------------------------------------------------------------------------------
Purchases                                          $203,112,590        $1,346,248,509         $500,070,459         $304,904,462
Sales                                               221,333,874           188,882,051           43,052,291              105,530
===============================================================================================================================

Transactions in index option contracts written were as follows:

                                                                      Equity Premium                       Equity Premium
                                                                       Income (JPZ)                       Opportunity (JSN)
                                                              -----------------------------         ---------------------------
                                                                                                           For the Period
                                                                                                              1/26/05
                                                                           Year                           (commencement of
                                                                          Ended                              operations)
                                                                         12/31/05                         through 12/31/05
                                                              -----------------------------         ---------------------------
                                                               Number of           Premiums         Number of          Premiums
                                                               Contracts           Received         Contracts          Received
-------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                   5,829     $   19,757,348                --      $         --
Options written                                                   36,502         99,544,049           117,443       189,748,108
Options terminated in closing purchase transactions              (33,791)       (93,055,292)          (96,096)     (144,947,305)
Options expired                                                   (3,170)        (8,776,408)           (6,589)      (12,218,778)
-------------------------------------------------------------------------------------------------------------------------------
Outstanding, end of period                                         5,370     $   17,469,697            14,758      $ 32,582,025
===============================================================================================================================

                                                                     Equity Premium                        Equity Premium
                                                                     Advantage (JLA)                      and Growth (JPG)
                                                              -----------------------------         ---------------------------
                                                                     For the Period                        For the Period
                                                                        5/25/05                               11/22/05
                                                                    (commencement of                      (commencement of
                                                                       operations)                           operations)
                                                                    through 12/31/05                      through 12/31/05
                                                              -----------------------------         ---------------------------
                                                               Number of           Premiums         Number of          Premiums
                                                               Contracts           Received         Contracts          Received
-------------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                      --     $           --                --      $         --
Options written                                                   35,904         58,746,069             2,269         7,244,051
Options terminated in closing purchase transactions              (27,986)       (43,696,596)             (338)         (969,455)
Options expired                                                     (406)        (1,195,105)               --                --
-------------------------------------------------------------------------------------------------------------------------------
Outstanding, end of period                                         7,512     $   13,854,368             1,931      $  6,274,596
===============================================================================================================================

Notes to

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions.

At December 31, 2005, the cost of investments (excluding call options written) was as follows:

                                                                  Equity             Equity            Equity            Equity
                                                                 Premium            Premium           Premium           Premium
                                                                  Income        Opportunity         Advantage        and Growth
                                                                   (JPZ)              (JSN)             (JLA)             (JPG)
-------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                         $670,925,079     $1,174,077,703      $462,268,081      $321,554,801
===============================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call options written) at December 31, 2005, were as follows:

                                                                  Equity             Equity            Equity            Equity
                                                                 Premium            Premium           Premium           Premium
                                                                  Income        Opportunity         Advantage        and Growth
                                                                   (JPZ)              (JSN)             (JLA)             (JPG)
-------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                             $ 68,138,614     $  105,727,001      $ 42,250,271      $  2,421,205
   Depreciation                                              (21,507,527)       (38,024,142)      (14,257,035)       (5,649,540)
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments   $ 46,631,087     $   67,702,859      $ 27,993,236      $ (3,228,335)
===============================================================================================================================

The tax components of undistributed net ordinary income and net realized gains at December 31, 2005, were as follows:

                                                                      Equity            Equity          Equity           Equity
                                                                     Premium           Premium         Premium          Premium
                                                                      Income       Opportunity       Advantage       and Growth
                                                                       (JPZ)             (JSN)           (JLA)           (JPG)
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                             $         --    $           --    $         --    $  1,496,076
Undistributed net long-term capital gains                                 --                --              --       1,343,890
===============================================================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                                  Equity             Equity            Equity            Equity
                                                                 Premium            Premium           Premium           Premium
                                                                  Income        Opportunity***      Advantage****    and Growth*****
2005                                                               (JPZ)              (JSN)             (JLA)             (JPG)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                    $ 15,325,480     $   19,262,032      $  2,638,831      $         --
Distributions from net long-term capital gains **                     --          9,477,626         3,209,300                --
Tax return of capital                                         49,390,391         67,663,695        17,292,115                --
===============================================================================================================================

The tax character of Equity Premium Income's (JPZ) distributions paid during the period October 26, 2004 (commencement of operations) through December 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                                                                                         Equity
                                                                                                                        Premium
                                                                                                                         Income
2004                                                                                                                      (JPZ)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                                                                           $  5,226,076
Tax return of capital                                                                                                    84,048
===============================================================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended December 31, 2005.

*** For the period January 26, 2005 (commencement of operations) through December 31, 2005.

**** For the period May 25, 2005 (commencement of operations) through December 31, 2005.

***** For the period  November 22, 2005  (commencement  of  operations)  through
      December 31, 2005.

At December 31, 2005, Equity Premium Income (JPZ) had an unused capital loss carryforward of $7,414,945 available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforward will expire in 2013.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2005 though December 31, 2005 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses were treated as having arisen on the first day of the following fiscal year:

                                                                                  Equity              Equity             Equity
                                                                                 Premium             Premium            Premium
                                                                                  Income         Opportunity          Advantage
                                                                                   (JPZ)               (JSN)              (JLA)
-------------------------------------------------------------------------------------------------------------------------------
                                                                             $12,706,689         $27,335,047        $16,291,808
===============================================================================================================================

Notes to
      Financial Statements (continued)

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

                                                                                            Equity Premium Income (JPZ)
                                                                                       Equity Premium Opportunity (JSN)
                                                                                         Equity Premium Advantage (JLA)
Average Daily Managed Assets                                                                        Fund-Level Fee Rate
------------------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                        .7000%
For the next $500 million                                                                                         .6750
For the next $500 million                                                                                         .6500
For the next $500 million                                                                                         .6250
For Managed Assets over $2 billion                                                                                .6000
========================================================================================================================

                                                                                        Equity Premium and Growth (JPG)
Average Daily Managed Assets                                                                        Fund-Level Fee Rate
------------------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                        .6800%
For the next $500 million                                                                                         .6550
For the next $500 million                                                                                         .6300
For the next $500 million                                                                                         .6050
For Managed Assets over $2 billion                                                                                .5800
========================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2005, the complex-level fee rate was .1895%.

Complex-Level Assets (1)                                                                         Complex-Level Fee Rate
------------------------------------------------------------------------------------------------------------------------
For the first $55 billion                                                                                         .2000%
For the next $1 billion                                                                                           .1800
For the next $1 billion                                                                                           .1600
For the next $3 billion                                                                                           .1425
For the next $3 billion                                                                                           .1325
For the next $3 billion                                                                                           .1250
For the next $5 billion                                                                                           .1200
For the next $5 billion                                                                                           .1175
For the next $15 billion                                                                                          .1150
For Managed Assets over $91 billion (2)                                                                           .1400
========================================================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen spon- sored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Gateway Investment Advisers, L.P. ("Gateway") under which Gateway manages the investment portfolios of the Funds. Gateway is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of Equity Premium Income's (JPZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                   Year Ending
October 31,                                   October 31,
--------------------------------------------------------------------------------
2004*                 .30%                    2009                          .30%
2005                  .30                     2010                          .22
2006                  .30                     2011                          .14
2007                  .30                     2012                          .07
2008                  .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Income (JPZ) for any portion of its fees and expenses beyond October 31, 2012.

For the first eight years of Equity Premium Opportunity's (JSN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                   Year Ending
January 31,                                   January 31,
--------------------------------------------------------------------------------
2005*                 .30%                    2010                          .30%
2006                  .30                     2011                          .22
2007                  .30                     2012                          .14
2008                  .30                     2013                          .07
2009                  .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Opportunity (JSN) for any portion of its fees and expenses beyond January 31, 2013.

For the first six years of Equity Premium Advantage's (JLA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                   Year Ending
May 31,                                       May 31,
--------------------------------------------------------------------------------
2005*                 .20%                    2009                          .20%
2006                  .20                     2010                          .20
2007                  .20                     2011                          .10
2008                  .20
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Advantage (JLA) for any portion of its fees and expenses beyond May 31, 2011.

Notes to
      Financial Statements (continued)

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. Subsequent Event - Distributions to Shareholders

The Funds declared distributions were paid on February 1, 2006, to shareholders of record on January 15, 2006, as follows:

                             Equity         Equity         Equity         Equity
                            Premium        Premium        Premium        Premium
                             Income    Opportunity      Advantage     and Growth
                              (JPZ)          (JSN)          (JLA)          (JPG)
--------------------------------------------------------------------------------
Distributions per share     $ .1420        $ .1480        $ .1510        $ .1350
--------------------------------------------------------------------------------

Financial
      Highlights

Financial
      Highlights

Selected data for a share outstanding throughout each period:

                                                      Investment Operations                         Less Distributions
                                              -----------------------------------    ----------------------------------------------

                                                                  Net
                                                            Realized/
                                  Beginning          Net   Unrealized                       Net                      Tax
                                  Net Asset   Investment         Gain                Investment     Capital    Return of
                                      Value    Income(a)       (Loss)       Total        Income       Gains      Capital      Total
------------------------------------------------------------------------------------------------------------------------------------
Equity Premium Income (JPZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2005                                 $19.28        $ .42        $ .48       $ .90         $(.40)      $  --      $(1.30)     $(1.70)
2004(b)                               19.10          .12          .24         .36          (.15)         --          --*       (.15)

Equity Premium Opportunity (JSN)
------------------------------------------------------------------------------------------------------------------------------------
2005(c)                               19.10          .30          .78        1.08          (.30)       (.15)      (1.05)      (1.50)

Equity Premium Advantage (JLA)
------------------------------------------------------------------------------------------------------------------------------------
2005(d)                               19.10          .10          .60         .70          (.10)       (.13)       (.69)       (.92)

Equity Premium and Growth (JPG)
------------------------------------------------------------------------------------------------------------------------------------
2005(e)                               19.10          .04         (.06)       (.02)           --          --          --          --
====================================================================================================================================


                                                      Ending        Ending
                                     Offering      Net Asset        Market
                                        Costs          Value         Value
--------------------------------------------------------------------------
Equity Premium Income (JPZ)
--------------------------------------------------------------------------
Year Ended 12/31:
2005                                    $  --         $18.48        $17.38
2004(b)                                  (.03)         19.28         20.25

Equity Premium Opportunity (JSN)
--------------------------------------------------------------------------
2005(c)                                  (.02)         18.66         17.39

Equity Premium Advantage (JLA)
--------------------------------------------------------------------------
2005(d)                                  (.04)         18.84         17.56

Equity Premium and Growth (JPG)
--------------------------------------------------------------------------
2005(e)                                  (.04)         19.04         17.25
==========================================================================

*     Per share Tax Return of Capital rounds to less than $.01 per share.

**    Annualized.

*** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

****  After custodian fee credit and expense reimbursement, where applicable.

(a) Per share Net Investment Income is calculated using the average daily shares method.

(b) For the period October 26, 2004 (commencement of operations) through December 31, 2004.

(c) For the period January 26, 2005 (commencement of operations) through December 31, 2005.

(d) For the period May 25, 2005 (commencement of operations) through December 31, 2005.

(e) For the period November 22, 2005 (commencement of operations) through December 31, 2005.

                                           Total Returns                      Ratios/Supplemental Data
                                       --------------------         --------------------------------------------
                                                                                   Before Credit/Reimbursement
                                                                                  ----------------------------
                                                      Based                                       Ratio of Net
                                        Based            on                          Ratio of       Investment
                                           on           Net             Ending    Expenses to        Income to
                                       Market         Asset         Net Assets        Average          Average
                                        Value***      Value***           (000)     Net Assets       Net Assets
----------------------------------------------------------------------------------------------------------------
Equity Premium Income (JPZ)
----------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2005                                    (6.12)%        4.88%        $  708,049            .96%            1.93%
2004(b)                                  1.96          1.68            723,894           1.07**           3.49**

Equity Premium Opportunity (JSN)
----------------------------------------------------------------------------------------------------------------
2005(c)                                 (5.90)         5.65          1,225,535            .95**           1.40**

Equity Premium Advantage (JLA)
----------------------------------------------------------------------------------------------------------------
2005(d)                                 (7.87)         3.43            482,979           1.01**            .71**

Equity Premium and Growth (JPG)
----------------------------------------------------------------------------------------------------------------
2005(e)                                (13.75)         (.31)           314,202           1.11**           2.08**
================================================================================================================

                                                  Ratios/Supplemental Data
                                       ---------------------------------------------
                                       After Credit/Reimbursement****
                                       ------------------------------
                                                         Ratio of Net
                                            Ratio of       Investment
                                         Expenses to        Income to      Portfolio
                                             Average          Average       Turnover
                                          Net Assets       Net Assets           Rate
------------------------------------------------------------------------------------
Equity Premium Income (JPZ)
------------------------------------------------------------------------------------
Year Ended 12/31:
2005                                             .65%            2.25%            29%
2004(b)                                          .73**           3.82**            1

Equity Premium Opportunity (JSN)
------------------------------------------------------------------------------------
2005(c)                                          .63**           1.72**           16

Equity Premium Advantage (JLA)
------------------------------------------------------------------------------------
2005(d)                                          .78**            .93**            9

Equity Premium and Growth (JPG)
------------------------------------------------------------------------------------
2005(e)                                         1.11**           2.08**           --
====================================================================================

                                 See accompanying notes to financial statements.

Board Members
      and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                      in Fund
                               Position(s)           Year First       Principal Occupation(s)                         Complex
Name, Birthdate                Held with             Elected or       Including other Directorships                   Overseen by
and Address                    the Funds             Appointed(2)     During Past 5 Years                             Board Member
-----------------------------------------------------------------------------------------------------------------------------------
Board member who is an interested person of the Funds:
-----------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of           1994             Chairman (since 1996) and Director of Nuveen      156
3/28/49                        the Board                              Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive            and Trustee                            Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                                     Institutional Advisory Corp.(3); Director
                                                                      (since 1996) of Institutional Capital
                                                                      Corporation; Chairman and Director (since
                                                                      1997) of Nuveen Asset Management; Chairman
                                                                      and Director of Rittenhouse Asset
                                                                      Management, Inc. (since 1999); Chairman of
                                                                      Nuveen Investments Advisers Inc. (since
                                                                      2002).

Board members who are not interested persons of the Funds:
-----------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member          1997             Private Investor and Management Consultant.       156
8/22/40
333 W. Wacker Drive
Chicago, IL 60606
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member          1993             Retired (since 1989) as Senior Vice               156
7/29/34                                                               President of The Northern Trust Company;
333 W. Wacker Drive                                                   Director (since 2002) Community Advisory
Chicago, IL 60606                                                     Board for Highland Park and Highwood, United
                                                                      Way of the North Shore.
-----------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member          1999             President, The Hall-Perrine Foundation, a         156
10/22/48                                                              private philanthropic corporation (since
333 W. Wacker Drive                                                   1996); Director and Vice Chairman, United
Chicago, IL 60606                                                     Fire Group, a publicly held company; Adjunct
                                                                      Faculty Member, University of Iowa;
                                                                      Director, Gazette Companies; Life Trustee of
                                                                      Coe College and Iowa College Foundation;
                                                                      formerly, Director, Alliant Energy;
                                                                      formerly, Director, Federal Reserve Bank of
                                                                      Chicago; formerly, President and Chief
                                                                      Operating Officer, SCI Financial Group,
                                                                      Inc., a regional financial services firm.
-----------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member          2004             Dean and Distinguished Professor of Finance,      156
3/6/48                                                                School of Business at the University of
333 W. Wacker Drive                                                   Connecticut (since 2002); previously, Senior
Chicago, IL 60606                                                     Vice President and Director of Research at
                                                                      the Federal Reserve Bank of Chicago
                                                                      (1995-2003); Director (since 1997), Credit
                                                                      Research Center at Georgetown University;
                                                                      Director (since 2004) of Xerox Corporation;
                                                                      Director SS&C Technologies, Inc. (May 2005 -
                                                                      October 2005).
-----------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member          2005             Retired (since 2004) as Chairman, JPMorgan        154
10/28/42                                                              Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                                   Banc One Investment Advisors Corporation,
Chicago, IL 60606                                                     and President, One Group Mutual Funds; prior
                                                                      thereto, Executive Vice President, Banc One
                                                                      Corporation and Chairman and CEO, Banc One
                                                                      Investment Management Group; Board of
                                                                      Regents, Luther College; member of the
                                                                      Wisconsin Bar Association; member of Board
                                                                      of Directors, Friends of Boerner Botanical
                                                                      Gardens.

                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                      in Fund
                               Position(s)           Year First       Principal Occupation(s)                         Complex
Name, Birthdate                Held with             Elected or       Including other Directorships                   Overseen by
and Address                    the Funds             Appointed(2)     During Past 5 Years                             Board Member
-----------------------------------------------------------------------------------------------------------------------------------
Board members who are not interested persons of the Funds (continued):
-----------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member          1997             Chairman of Miller-Valentine Partners Ltd.,       156
9/24/44                                                               a real estate investment company; formerly,
333 W. Wacker Drive                                                   Senior Partner and Chief Operating Officer
Chicago, IL 60606                                                     (retired, December 2004), of
                                                                      Miller-Valentine Group; formerly, Vice
                                                                      President, Miller-Valentine Realty; Board
                                                                      Member, Chair of the Finance Committee and
                                                                      member of the Audit Committee of Premier
                                                                      Health Partners, the not-for-profit company
                                                                      of Miami Valley Hospital; Vice President,
                                                                      Dayton Philharmonic Orchestra Association;
                                                                      Board Member, Regional Leaders Forum, which
                                                                      promotes cooperation on economic development
                                                                      issues; Director, Dayton Development
                                                                      Coalition; formerly, Member, Community
                                                                      Advisory Board, National City Bank, Dayton,
                                                                      Ohio and Business Advisory Council,
                                                                      Cleveland Federal Reserve Bank.
-----------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member          1997             Executive Director, Gaylord and Dorothy           156
12/29/47                                                              Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                                   thereto, Executive Director, Great Lakes
Chicago, IL 60606                                                     Protection Fund (from 1990 to 1994).
-----------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member          2005             Senior Vice President for Business and            156
1/22/50                                                               Finance, Northwestern University (since
333 W. Wacker Drive                                                   1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                                     Options Exchange; Director (since 2003),
                                                                      National Mentor Holdings, a privately-held,
                                                                      national provider of home and
                                                                      community-based services; Chairman (since
                                                                      1997), Board of Directors, Rubicon, a pure
                                                                      captive insurance company owned by
                                                                      Northwestern University; Director (since
                                                                      1997), Evanston Chamber of Commerce and
                                                                      Evanston Inventure, a business development
                                                                      organization.

                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                      in Fund
                               Position(s)           Year First                                                       Complex
Name, Birthdate                Held with             Elected or       Principal Occupation(s)                         Overseen
and Address                    the Funds             Appointed(4)     During Past 5 Years                             by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers of the Fund:
-----------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief                 1988             Managing Director (since 2002), Assistant         156
9/9/56                         Administrative                         Secretary and Associate General Counsel,
333 W. Wacker Drive            Officer                                formerly, Vice President and Assistant
Chicago, IL 60606                                                     General Counsel, of Nuveen Investments, LLC;
                                                                      Managing Director (2002-2004), General
                                                                      Counsel (1998-2004) and Assistant Secretary,
                                                                      formerly, Vice President of Nuveen Advisory
                                                                      Corp. and Nuveen Institutional Advisory
                                                                      Corp.(3); Managing Director (since 2002) and
                                                                      Assistant Secretary and Associate General
                                                                      Counsel, formerly, Vice President (since
                                                                      1997), of Nuveen Asset Management; Managing
                                                                      Director (since 2004) and Assistant
                                                                      Secretary (since 1994) of Nuveen
                                                                      Investments, Inc.; Assistant Secretary of
                                                                      NWQ Investment Management Company, LLC.
                                                                      (since 2002); Vice President and Assistant
                                                                      Secretary of Nuveen Investments Advisers
                                                                      Inc. (since 2002); Managing Director,
                                                                      Associate General Counsel and Assistant
                                                                      Secretary of Rittenhouse Asset Management,
                                                                      Inc. (since 2003); Chartered Financial
                                                                      Analyst.

Board Members
      and Officers (continued)

                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                      in Fund
                                                     Year First                                                       Complex
Name, Birthdate                Position(s) Held      Elected or       Principal Occupation(s)                         Overseen
and Address                    with the Funds        Appointed(4)     During Past 5 Years                             by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds (continued):
-----------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President        2004             Managing Director (since 2005), formerly          156
9/22/63                                                               Vice President (since 2002); formerly,
333 W. Wacker Drive                                                   Assistant Vice President (since 2000) of
Chicago, IL 60606                                                     Nuveen Investments, LLC; Chartered Financial
                                                                      Analyst.
-----------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President        2000             Vice President (since 2002), formerly,            156
2/3/66                         and Assistant                          Assistant Vice President (since 2000) of
333 W. Wacker Drive            Secretary                              Nuveen Investments, LLC.
Chicago, IL 60606
-----------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President        1999             Vice President of Nuveen Investments, LLC         156
11/28/67                       and Treasurer                          (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                                   (since 1999) of Nuveen Investments, Inc.;
Chicago, IL 60606                                                     Vice President and Treasurer (1999-2004) of
                                                                      Nuveen Advisory Corp. and Nuveen
                                                                      Institutional Advisory Corp.(3); Vice
                                                                      President and Treasurer of Nuveen Asset
                                                                      Management (since 2002) and of Nuveen
                                                                      Investments Advisers Inc. (since 2002);
                                                                      Assistant Treasurer of NWQ Investment
                                                                      Management Company, LLC. (since 2002); Vice
                                                                      President and Treasurer of Nuveen
                                                                      Rittenhouse Asset Management, Inc. (since
                                                                      2003); Chartered Financial Analyst.
-----------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President        2005             Vice President, Director of Investment            156
8/24/61                                                               Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                                   January 2005); formerly, Director, Business
Chicago, IL 60606                                                     Manager, Deutsche Asset Management
                                                                      (2003-2004), Director, Business Development
                                                                      and Transformation, Deutsche Trust Bank
                                                                      Japan (2002-2003); previously, Senior Vice
                                                                      President, Head of Investment Operations and
                                                                      Systems, Scudder Investments Japan,
                                                                      (2000-2002), Senior Vice President, Head of
                                                                      Plan Administration and Participant
                                                                      Services, Scudder Investments (1995-2002).
-----------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President        1998             Vice President (since 2002), Assistant            156
9/24/64                        and Secretary                          Secretary and Assistant General Counsel
333 W. Wacker Drive                                                   (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                                     President (since 1998) of Nuveen
                                                                      Investments, LLC; Vice President (2002-2004)
                                                                      and Assistant Secretary (1998-2004)
                                                                      formerly, Assistant Vice President of Nuveen
                                                                      Advisory Corp. and Nuveen Institutional
                                                                      Advisory Corp.(3); Vice President and
                                                                      Assistant Secretary (since 2005) of Nuveen
                                                                      Asset Management.
-----------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President        1998             Managing Director (since 2004), formerly,         156
10/24/45                                                              Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                                   Managing Director (2004) formerly, Vice
Chicago, IL 60606                                                     President (1998-2004) of Nuveen Advisory
                                                                      Corp. and Nuveen Institutional Advisory
                                                                      Corp.(3); Managing Director (since 2005) of
                                                                      Nuveen Asset Management.
-----------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President        1995             Managing Director (since 2002), formerly,         156
3/2/64                                                                Vice President of Nuveen Investments;
333 W. Wacker Drive                                                   Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                                     Advisory Corp. and Nuveen Institutional
                                                                      Advisory Corp.(3); Managing Director of
                                                                      Nuveen Asset Management (since 2001); Vice
                                                                      President of Nuveen Investments Advisers
                                                                      Inc. (since 2002); Chartered Financial
                                                                      Analyst.

                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                      in Fund
                                                     Year First                                                       Complex
Name, Birthdate                Position(s) Held      Elected or       Principal Occupation(s)                         Overseen
and Address                    with the Funds        Appointed(4)     During Past 5 Years                             by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Officers of the Funds (continued):
-----------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President        1998             Vice President (since 1993) and Funds             156
5/31/54                        and Controller                         Controller (since 1998) of Nuveen
333 W. Wacker Drive                                                   Investments, LLC; formerly, Vice President
Chicago, IL 60606                                                     and Funds Controller (1998-2004) of Nuveen
                                                                      Investments, Inc.; Certified Public
                                                                      Accountant.
-----------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President        2004             Vice President and Deputy Director of             156
4/13/56                        and Chief                              Compliance (since 2004) of Nuveen
333 W. Wacker Drive            Compliance                             Investments, LLC, Nuveen Investments
Chicago, IL 60606              Officer                                Advisers Inc., Nuveen Asset Management and
                                                                      Rittenhouse Asset Management, Inc.;
                                                                      previously, Vice President and Deputy
                                                                      Director of Compliance (2004) of Nuveen
                                                                      Advisory Corp. and Nuveen Institutional
                                                                      Advisory Corp.(3); formerly, Senior Attorney
                                                                      (1994-2004), The Northern Trust Company.
-----------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President        2000             Vice President (since 2000) of Nuveen             156
3/22/63                                                               Investments, LLC; Certified Public
333 W. Wacker Drive                                                   Accountant.
Chicago, IL 60606
-----------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President        2002             Vice President of Nuveen Investments, LLC         156
8/27/61                                                               (since 1999).
333 W. Wacker Drive
Chicago, IL 60606
-----------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President        1988             Vice President, Assistant Secretary and           156
7/27/51                        and Assistant                          Assistant General Counsel of Nuveen
333 W. Wacker Drive            Secretary                              Investments, LLC; Vice President and
Chicago, IL 60606                                                     Assistant Secretary of Nuveen Advisory Corp.
                                                                      and Nuveen Institutional Advisory Corp.(3);
                                                                      Vice President (since 2005) and Assistant
                                                                      Secretary of Nuveen Investments, Inc.; Vice
                                                                      President (since 2005) and Assistant
                                                                      Secretary (since 1997) of Nuveen Asset
                                                                      Management; Vice President (since 2000),
                                                                      Assistant Secretary and Assistant General
                                                                      Counsel (since 1998) of Rittenhouse Asset
                                                                      Management, Inc.; Vice President and
                                                                      Assistant Secretary of Nuveen Investments
                                                                      Advisers Inc. (since 2002); Assistant
                                                                      Secretary of NWQ Investment Management
                                                                      Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
      Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Exchange-Traded Closed-End Funds
Dividend Reinvestment Plan

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      Information

In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

Quarterly Portfolio of Investments and Proxy voting information

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

Distribution Information

Nuveen Equity Premium Income Fund (JPZ), Nuveen Equity Premium Opportunity Fund
(JSN), Nuveen Equity Premium Advantage Fund (JLA) and Nuveen Equity Premium and Growth Fund (JPG) each designate 100% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 100% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

Fund Manager

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

[PHOTO]

           Learn more
about Nuveen Funds at
   www.nuveen.com/etf

Nuveen Investments:
SERVING Investors
      For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Managing more than $135 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

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                                                                  NUVEEN
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

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                      Nuveen Equity Premium Advantage Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                          AUDIT FEES BILLED       AUDIT-RELATED FEES            TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                              TO FUND              BILLED TO FUND           BILLED TO FUND      BILLED TO FUND
--------------------------------------------------------------------------------------------------------------------------------
December 31, 2005 (1)                                 $ 18,500                      $ 0                      $ 0            $ 0
--------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                       0%                       0%             0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------------
December 31, 2004                                          N/A                      N/A                      N/A            N/A
--------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                       0%                       0%             0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

(1) Equity Premium Advantage commenced operations on [May 25, 2005]. "Audit Fees" include fees paid for the audit of registration statements for common offering.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                         AUDIT-RELATED FEES      TAX FEES BILLED TO         ALL OTHER FEES
                                        BILLED TO ADVISER AND        ADVISER AND           BILLED TO ADVISER
                                           AFFILIATED FUND         AFFILIATED FUND        AND AFFILIATED FUND
                                          SERVICE PROVIDERS       SERVICE PROVIDERS        SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------------------
December 31, 2005                                          $ 0                $ 282,575                      $ 0
-----------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                       0%                       0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------
December 31, 2004                                          $ 0                      $ 0                      $ 0
-----------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                       0%                       0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                               AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                         TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                            BILLED TO FUND      REPORTING OF THE FUND)        ENGAGEMENTS)           TOTAL
--------------------------------------------------------------------------------------------------------------------------------
December 31, 2005                                          $ 0                $ 282,575                      $ 0      $ 282,575
December 31, 2004                                          $ 0                      $ 0                      $ 0            $ 0

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Gateway Investment Advisers, L.P. ("Gateway" or "Sub-Adviser") as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor the Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Adviser's proxy voting policies and procedures are summarized as follows:

The SEC has issued regulations with respect to proxy voting for all registered investment advisers and their clients. To meet these requirements on a client's behalf, Gateway has adopted policies as described below.

Gateway recognizes that voting rights are financial assets of a client's account and that they must be managed accordingly, with voting decisions made in the client's best interests. To that end and because of increasing complexity in administering policies in this area, Gateway has contracted with Institutional Shareholder Services ("ISS"), a nationally recognized proxy voting agent, to assist in administering client proxy votes and to provide voting recommendation on each ballot issue. ISS has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interest of investors. Effective July 1, 2003, Gateway has incorporated these guidelines into its proxy voting policies and procedures and has instructed ISS to vote accordingly. Gateway's policies and procedures now reflect ISS's voting guidelines with regard to particular types of issues that my come before shareholder meetings, and also address the rare circumstances in which ISS' voting recommendations may not be followed. The procedures also describe how any conflicts of interest would be handled.

The regulations were implemented to improve corporate governance and the functioning of the free market. We support these objectives and have adopted the policies and procedures as described above to effectively represent each client's interests.

A client may obtain Gateway's full proxy voting policy upon request. For clients for whom Gateway votes proxies, a voting record for an account's respective votes can be obtained by calling or writing Gateway.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. Patrick Rogers, CFA, and Kenneth H. Toft, CFA, are the portfolio managers at Gateway responsible for investing the Managed Assets of the registrant. Mr. Rogers is Gateway's Chief Executive Officer. He joined Gateway in 1989 and has been the President and a member of the Board of Directors of Gateway since 1995. Mr. Rogers is also the portfolio manager of two open-end funds advised by Gateway. Mr. Toft joined Gateway in 1992 and has been Vice President and Portfolio Manager since 1997, prior to which he held the position of Senior Trader and Research Analyst.

As of December 31, 2005, Mr. Rogers was responsible for day-to-day management of 6 registered investment company accounts having assets of approximately $5.5 billion in the aggregate and Mr. Toft was responsible for day-to-day management of 2 investment company accounts having assets of approximately $1.7 billion. Mr. Rogers was responsible for day-to-day management of 1 other pooled investment vehicle having assets of approximately $21 million and 78 other accounts having assets of approximately $629 million in the aggregate. Mr. Toft was responsible for day-to-day management of 5 other accounts having assets of approximately $12 million in the aggregate. Neither Mr. Rogers nor Mr. Toft managed any accounts having a performance based investment advisory fee.

As described above, the portfolio managers may manage other accounts with investment strategies similar to the registrant's, including other investment companies and separately managed accounts. Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the registrant. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the registrant. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Mr. Rogers and Mr. Toft are compensated for their services by Gateway. Their compensation consists of a fixed salary, bonuses related to the financial performance of Gateway (but not based on the investment performance of the registrant or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan. As of December 31, 2005, neither Mr. Rogers nor Mr. Toft beneficially owned or intended to acquire any shares of the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board during the reporting period and implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Equity Premium Advantage Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: March 8, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: March 8, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: March 8, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.